    As filed with the Securities and Exchange Commission on January 22, 1997

                           Registration No.  333-2381

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /X/
     Pre-Effective Amendment No.                                            / /
     Post-Effective Amendment No.        2                                  /X/
                                     and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                              /X/
     Amendment No. 4                                                        /X/

                         ITT HARTFORD MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                  Hartford Plaza, Hartford, Connecticut  06115
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number Including Area Code: (860) 547-5000

                           Michael O'Halloran, Esquire
                            ITT Hartford Group, Inc.
                                 Law Department
                                690 Asylum Avenue
                          Hartford, Connecticut  06115
                     (Name and Address of Agent for Service)

                                   COPIES TO:
                              Thomas Mira, Esquire
                       Jorden, Burt, Berenson and Johnson
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                             Washington, D.C.  20036

Pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of its Common Stock.

It is proposed that this filing will become effective (check appropriate box).

 X
----   Immediately upon filing pursuant to paragraph (b)
----   On (date) pursuant to paragraph (b) or
----   60 days after filing pursuant to paragraph (a), or
----   On (date) pursuant to paragraph (a) of Rule 485.

                         ITT HARTFORD MUTUAL FUNDS, INC.

          Cross-Reference Sheet Showing Location in each Prospectus and Combined Statement of Additional Information of Information Required
                          by Items of the Registration Form

     FORM N-1A ITEM
     NUMBER AND CAPTION                      LOCATION IN PROSPECTUS
     -------------------                     ----------------------

1.   Cover Page                              Cover Page.

2.   Synopsis                                Investor Expenses.

3.   Condensed Financial Information         Not Applicable.

4.   General Description of Registrant       Introduction to the ITT Hartford
                                             Mutual Funds, Investment
                                             Objectives and Styles of the
                                             Funds, Common Investment
                                             Policies and Risk Factors.

5.   Management of the Fund                  Management of the Funds.

6.   Capital Stock and other Securities      Ownership and Capitalization of
                                             the Company, Dividends, Capital
                                             Gains and Taxes.

7.   Purchase of Securities Being Offered    About Your Account -- How to Buy
                                             Shares, How to Exchange Shares,
                                             Determination of Net Asset
                                             Value, Shareholder Account Rules
                                             and Policies

8.   Redemption or Repurchase                About Your Account -- How to
                                             Sell Shares, How to Exchange
                                             Shares, Determination of Net
                                             Asset Value, Shareholder Account
                                             Rules and Policies.

9.   Pending Legal Proceedings               Not Applicable.

10.  Cover Page                              Cover Page.

11.  Table of Contents                       Cover Page.

12.  General Information and History         Cover Page, General Information.

13.  Investment Objectives and Policies      Investment Objectives and
                                             Policies of the Funds,
                                             Investment Restrictions.

     FORM N-1A ITEM
     NUMBER AND CAPTION                      LOCATION IN PROSPECTUS
     -------------------                     ----------------------

14.  Management of the Fund                  Management of the Company,
                                             Investment Advisory
                                             Arrangements; Fund Expenses.

15.  Control Persons and Principal           Management of the Company.
     Holders of Securities

16.  Investment Advisory and                 Investment Advisory
     Other Services                          Arrangements; Fund Expenses;
                                             Distribution Arrangements;
                                             Distribution Financing Plan;
                                             Custodian; Transfer Agent
                                             Services; Independent Public
                                             Accountants.

17.  Brokerage Allocation and                Portfolio and Brokerage
     Other Practices                         Transactions.

18.  Capital Stock and Other Securities      Ownership and Capitalization of
                                             the Company (Prospectus).

19.  Purchase Redemption and Pricing of      Determination of Net Asset
     Securities Being Offered                Value, Purchase and Redemption
                                             of Shares.

20.  Tax Status                              Taxes

21.  Underwriters                            Distribution Arrangements.

22.  Calculation of Performance Data         Investment Performance.

23.  Financial Statements                    Financial Statements.

                        ITT HARTFORD MUTUAL FUNDS, INC.
                          PROSPECTUS--JANUARY 22, 1997
                           CLASS A AND CLASS B SHARES


ITT Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company comprised of eight diversified investment portfolios (each a "Fund" and together the "Funds"). The Funds, which have different investment objectives and policies, are listed below:

       ITT HARTFORD FUND                     GOAL                                        INVESTMENT STYLE
-------------------------------  ----------------------------  --------------------------------------------------------------------
Small Company                    Growth of capital             Equity: Invests primarily in stocks of companies with market capitalizations of less than $2 billion; portfolio is broadly diversified across industries.
Capital Appreciation             Growth of capital             Equity: Invests in small, medium, and large companies; portfolio is comprised primarily of a blend of growth and value stocks and is broadly diversified across industries.
International Opportunities      Growth of capital             International Equity: Invests primarily in large, high-quality non-
                                                               U.S. companies in established markets, and on a limited basis, in smaller companies and emerging markets; portfolio is broadly diversified across industries and countries.
Stock                            Growth of capital, income is  Equity: Invests primarily in large, high quality U.S. companies;
                                 secondary                     portfolio is broadly diversified across industries which are expected to grow faster than the overall economy.
Dividend and Growth              High level of income, growth  Equity: Invests primarily in large, well-known U.S. companies that
                                 of capital                    have historically paid above average dividends and have the ability to sustain and potentially increase dividends; portfolio is broadly diversified across industries.
Advisers                         Long-term total return        Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are allocated gradually among the asset classes based upon the portfolio managers' view of the economy and valuation of the market sectors; short term market timing is not used.
Bond Income Strategy             High level of income, total   Bond: Invests primarily in investment grade bonds; up to 30% may be
                                 return                        invested in the highest quality tier of the high yield rating category.
Money Market                     Maximum current income        Money Market: Invests in money market instruments and seeks to consistent with preservation  maintain a stable share price of $1.00.
                                 of capital

--------------------------------------------------------------------------------

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE THIS GOAL.


THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 22, 1997 ("SAI"), WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY OF THE SAI WITHOUT CHARGE, CALL 1-888-843-7824, OR WRITE TO ITT HARTFORD MUTUAL FUNDS, INC., P.O. BOX 8416, BOSTON, MA 02266-8416.

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

2                                                Hartford Life Insurance Company
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Investor Expenses.....................................................    3
Financial Highlights..................................................    5
Introduction to the ITT Hartford Mutual Funds.........................    6
Investment Objectives and Investment Styles of the Funds..............    6
Common Investment Policies and Risk Factors...........................    9
Performance of the Funds..............................................   14
About Your Account....................................................   17
  How to Buy Shares...................................................   17
  Special Investment Programs and Privileges..........................   21
  How to Redeem Shares................................................   22
  How to Exchange Shares..............................................   23
  Determination of Net Asset Value....................................   24
  Shareholder Account Rules and Policies..............................   24
  Investor Information Services.......................................   25
Management of the Funds...............................................   25
Dividends, Capital Gains and Taxes....................................   28
Ownership and Capitalization of the Company...........................   29
General Information...................................................   29

Hartford Life Insurance Company                                                3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTOR EXPENSES

    The expenses and the maximum transaction costs associated with investing in Class A or Class B shares of each Fund and the estimated aggregate operating expenses for each Fund are reflected in the following table.

                                           SMALL              CAPITAL          INTERNATIONAL
                                          COMPANY          APPRECIATION        OPPORTUNITIES           STOCK
                                           FUND                FUND                FUND                FUND
                                     -----------------   -----------------   -----------------   -----------------
                                     CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                     -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1)......    5.50%      None     5.50%      None     5.50%      None     5.50%      None
Maximum Deferred Sales Charge
 (2)...............................     None     5.00%      None     5.00%      None     5.00%      None     5.00%
Redemption Fees (3)................     None      None      None      None      None      None      None      None
Exchange Fees (4)..................     None      None      None      None      None      None      None      None

ANNUAL OPERATING EXPENSES (AS % OF
 AVERAGE NET ASSETS)
Management Fees....................    0.85%     0.85%     0.80%     0.80%     0.85%     0.85%     0.80%     0.80%
12b-1 Distribution and Service Fees
 (after waiver) (5)................    0.30%     1.00%     0.30%     1.00%     0.30%     1.00%     0.30%     1.00%
Other Expenses (after
 reimbursements) (6)...............    0.30%     0.30%     0.35%     0.35%     0.50%     0.50%     0.35%     0.35%
Total Operating Expenses (after
 reimbursements) (6)...............    1.45%     2.15%     1.45%     2.15%     1.65%     2.35%     1.45%     2.15%

                                                                                                  MONEY
                                       DIVIDEND AND          ADVISERS           BOND INCOME      MARKET
                                        GROWTH FUND            FUND            STRATEGY FUND      FUND
                                     -----------------   -----------------   -----------------   -------
                                     CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A
                                     -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1)......    5.50%      None     5.50%      None     4.50%      None      None
Maximum Deferred Sales Charge
 (2)...............................     None     5.00%      None     5.00%      None     5.00%      None
Redemption Fees (3)................     None      None      None      None      None      None      None
Exchange Fees (4)..................     None      None      None      None      None      None      None
ANNUAL OPERATING EXPENSES (AS % OF
 AVERAGE NET ASSETS)
Management Fees....................    0.75%     0.75%     0.75%     0.75%     0.65%     0.65%     0.50%
12b-1 Distribution and Service Fees
 (after waiver) (5)................    0.30%     1.00%     0.30%     1.00%     0.30%     1.00%     0.30%
Other Expenses (after
 reimbursements) (6)...............    0.35%     0.35%     0.35%     0.35%     0.30%     0.30%     0.20%
Total Operating Expenses (after
 reimbursements) (6)...............    1.40%     2.10%     1.40%     2.10%     1.25%     1.95%     1.00%

----------------------------------
(1) If you purchase Class A shares, except for Class A shares in the Money Market Fund, you will pay a sales charge equal to the amount of your investment multiplied by the percentage set forth in the table above. However, a lesser or no sales charge may be imposed depending on the size of the investment in Class A shares. Although purchases of Class A shares of $1 million or more are not subject to an initial sales charge, they may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the calendar month of purchase. If you purchase Class B shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class B Shares before the end of the sixth year after which you purchased Class B Shares. The CDSC is 5%, 4%, 3%, 3%, 2%, and 1% for redemptions occurring in years one through six respectively. After the sixth year, the CDSC is eliminated. See "How to Buy Shares."

(2) Shares of the Money Market Fund acquired by exchange from Class A or Class B shares of any other Fund which are subject to a CDSC may be subject to a CDSC if redeemed. The CDSC will be assessed at a rate equal to the CDSC rate that would be applicable to the original shares as exchanged. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers (" NASD"). See "How To Buy Shares."

(3) An $8 charge may be imposed on redemptions of less than $50,000 requested to be paid by wire transfer. See "Redeeming Shares by Telephone".

(4) All exchanges in excess of 12 exchanges in a 12-month period may be subject to an exchange fee of $10 per exchange. Any exchange fee is paid directly to the Fund from which shares have been redeemed. See "How To Exchange Shares."


(5) Although the Rule 12b-1 fee for Class A shares is .35%, Hartford Securities Distribution Company, Inc. (the "Distributor") has voluntarily agreed to waive .05% of such fee through July 1, 1997. This waiver may be discontinued at any time after July 1, 1997. See "Distribution and Service Plan for Class A Shares" and "Distribution and Service Plan for Class B Shares".



(6) ITT Hartford Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Management Company ("HIMCO"), has voluntarily agreed to limit the Total Operating Expenses of the Class A shares of the Money Market Fund and the Class A and Class B shares of each other Fund, exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses, until at least July 1, 1997. This policy may be discontinued at any time after July 1, 1997. In the absence of such an agreement, the estimated Other Expenses for the Class A shares of the Money Market Fund and the Class A and Class B shares of the following Funds would be: Money Market Fund, 2.01%; Small Company Fund, 3.18% and 7.15%; Capital Appreciation Fund, 3.31% and 4.84%; International Opportunities Fund, 4.80% and 9.56%; Stock Fund, 3.08% and 3.92%; Dividend and Growth Fund, 3.28% and 7.38%; Advisers Fund, 2.11% and 3.26%; and Bond Income Strategy Fund, 1.97% and 3.10%; respectively, and the Total Operating Expenses of such Funds would be: Money Market Fund, 2.81%; Small Company Fund, 4.33% and 9.00%; Capital Appreciation Fund, 4.41% and 6.64%; International Opportunities Fund, 5.95% and 11.41%; Stock Fund, 4.18% and 5.72%; Dividend and Growth Fund, 4.33% and 9.13%; Advisers Fund, 3.16% and 5.01%; and Bond Income Strategy Fund, 2.92% and 4.75%, respectively.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                EXPENSE EXAMPLES

    An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

                                                    YEAR 1              YEAR 3
                                               -----------------   -----------------
                                               CLASS A   CLASS B   CLASS A   CLASS B
                                               -------   -------   -------   -------
Small Company Fund...........................    $69       $72       $ 99      $98
Capital Appreciation Fund....................     69        72         99       98
International Opportunities Fund.............     71        74        105      104
Stock Fund...................................     69        72         99       98
Dividend and Growth Fund.....................     69        72         99       98
Advisers Fund................................     69        72         99       98
Bond Income Strategy Fund....................     57        70         83       92
Money Market Fund............................     10       N/A         30      N/A

    Using the same assumptions for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses:

                                                    YEAR 1              YEAR 3
                                               -----------------   -----------------
                                               CLASS A   CLASS B   CLASS A   CLASS B
                                               -------   -------   -------   -------
Small Company Fund...........................    $69       $22       $ 99      $68
Capital Appreciation Fund....................     69        22         99       68
International Opportunities Fund.............     71        24        105       74
Stock Fund...................................     69        22         99       68
Dividend and Growth Fund.....................     69        22         99       68
Advisers Fund................................     69        22         99       68
Bond Income Strategy Fund....................     57        29         83       62
Money Market Fund............................     19       N/A         30      N/A

    These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


    The following table sets forth certain unaudited financial information from each Fund's inception (July 22, 1996) through November 30, 1996.


                                            SMALL                CAPITAL            INTERNATIONAL
                                           COMPANY            APPRECIATION          OPPORTUNITIES             STOCK
                                            FUND                  FUND                  FUND                  FUND
                                     -------------------   -------------------   -------------------   -------------------
                                     CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value at beginning of
 period............................   $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
 operations........................   (0.02)     (0.01)     (0.02)     (0.01)       0.06       0.01       0.02       0.00
Net realized and unrealized
 gain/(loss).......................     1.49       1.46       3.28       3.24       0.66       0.69       1.61       1.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total from investment operations...     1.47       1.45       3.26       3.23       0.72       0.70       1.83       1.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS:
Dividends from net investment
 income............................     0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
Distributions from net realized
 gains.............................     0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total distributions................     0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Change in net asset value..........     1.47       1.45       3.26       3.23       0.72       0.70       1.83       1.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....   $11.47     $11.45     $13.26     $13.23     $10.72     $10.70     $11.83     $11.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total Return**.....................    14.70%     14.50%     32.60%     32.30%      7.20%      7.00%     18.30%     18.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................   $4,325     $  184     $6,900     $  592     $3,929     $   96     $5,484     $  738
Ratio of expenses to average net
 assets*...........................     4.33%      9.00%      4.41%      6.64%      5.95%     11.41%      4.18%      5.72%
Ratio of expenses to average net
 assets net of reimbursements*.....     1.45%      2.15%      1.45%      2.15%      1.65%      2.35%      1.45%      2.15%
Ratio of net investment income
 (loss) to average net assets*.....    -0.57%     -1.07%     -0.78%     -1.55%      1.99%      1.02%      0.78%      0.04%
Portfolio turnover rate............    73.75%                144.5%                16.13%                10.91%
Average brokerage commission rate
 ($)...............................   0.0313                0.0369                0.0176                0.0283

                                                                                                        MONEY
                                        DIVIDEND AND            ADVISERS             BOND INCOME        MARKET
                                         GROWTH FUND              FUND              STRATEGY FUND        FUND
                                     -------------------   -------------------   -------------------   --------
                                     CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A
                                     --------   --------   --------   --------   --------   --------   --------
Net asset value at beginning of
 period............................   $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $ 1.00
                                     --------   --------   --------   --------   --------   --------   --------
Income from investment
 operations........................     0.06       0.01       0.08       0.01       0.20       0.06       0.02
Net realized and unrealized
 gain/(loss).......................     1.57       1.59       1.32       1.37       0.44       0.55       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Total from investment operations...     1.63       1.60       1.40       1.38       0.64       0.61       0.02
                                     --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS:
Dividends from net investment
 income............................     0.00       0.00       0.00       0.00     (0.20)     (0.18)     (0.02)
Distributions from net realized
 gains.............................     0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Total distributions................     0.00       0.00       0.00       0.00     (0.20)     (0.18)     (0.02)
                                     --------   --------   --------   --------   --------   --------   --------
Change in net asset value..........     1.63       1.60       1.40       1.38       0.44       0.43       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....   $11.63     $11.60     $11.40     $11.38     $10.44     $10.43     $ 1.00
                                     --------   --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------   --------
Total Return**.....................    16.30%     16.00%     14.00%     13.80%      6.40%      6.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................   $5,321     $  222     $12,944    $  949     $10,812    $  117     $10,644
Ratio of expenses to average net
 assets*...........................     4.33%      9.13%      3.16%      5.01%      2.92%      4.75%      2.81%
Ratio of expenses to average net
 assets net of reimbursements*.....     1.40%      2.10%      1.40%      2.15%      1.25%      1.95%      1.00%
Ratio of net investment income
 (loss) to average net assets*.....     2.16%      1.52%      2.21%      1.19%      5.71%      4.95%      4.52%
Portfolio turnover rate............    30.69%                19.61%                67.41%                 NA
Average brokerage commission rate
 ($)...............................   0.0316                0.0290                  NA                    NA


----------------------------------
 *  Annualized.

**  Does not include sales charges.

6                                                Hartford Life Insurance Company
--------------------------------------------------------------------------------

-------------------------------------------
                            INTRODUCTION TO THE ITT
                             HARTFORD MUTUAL FUNDS

    The Company is an open-end management investment company, commonly known as a mutual fund, which was organized as a Maryland corporation on March 21, 1996. The Company consists of eight series, each of which is divided into Class A, Class B and Class Y shares except the Money Market Fund which is divided into Class A and Class Y shares. Class Y shares are offered to certain institutional investors by a separate prospectus. Each Class may have different expenses which may affect performance. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.


    The Hartford Investment Management Company ("HIMCO") is the investment adviser to each Fund. In addition, under HIMCO's general management, Wellington Management Company, LLP ("Wellington Management") serves as a sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund.



    HIMCO was incorporated in Connecticut in 1981 and is a wholly-owned indirect subsidiary of ITT Hartford Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $94 billion in assets. Wellington Management, a Massachusetts general partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 1996, HIMCO and its affiliates and Wellington Management had investment management authority with respect to approximately $48.2 billion and $123 billion of assets, respectively, for various clients. Since 1977, HIMCO and its affiliates have served as the investment manager to a family of mutual funds in which variable annuity and variable life insurance contracts issued by subsidiaries of The Hartford are invested. Since 1984, Wellington Management has served as sub-adviser to certain of those funds. HIMCO and Wellington Management collectively manage over $13 billion of assets in these mutual funds.


---------------------------------------------------
                           INVESTMENT OBJECTIVES AND
                         INVESTMENT STYLES OF THE FUNDS

    The Funds have different investment objectives and policies, as described below. The differences among the Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is subject to certain fundamental investment restrictions that are enumerated in detail in the SAI and may not be changed without shareholder approval. All other investment policies (including each Fund's investment objective) are non-fundamental and may be changed by the Board of Directors without shareholder approval. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "COMMON INVESTMENT POLICIES AND RISK FACTORS."

---------------------------------------------------
                        ITT HARTFORD SMALL COMPANY FUND

    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Small Capitalization Securities".

HARTFORD LIFE INSURANCE COMPANY                                                7
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                     ITT HARTFORD CAPITAL APPRECIATION FUND

    INVESTMENT OBJECTIVE.

    The Capital Appreciation Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                 ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    INVESTMENT OBJECTIVE.

    The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

    INVESTMENT STYLE.

    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded in non-U.S. markets. Wellington Management uses a three-pronged approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most value and potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.

---------------------------------------------------
                            ITT HARTFORD STOCK FUND

    INVESTMENT OBJECTIVE.

    The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in equity securities.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.

8                                                HARTFORD LIFE INSURANCE COMPANY
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                     ITT HARTFORD DIVIDEND AND GROWTH FUND

    INVESTMENT OBJECTIVE.

    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.

    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                           ITT HARTFORD ADVISERS FUND

    INVESTMENT OBJECTIVE.

    The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.

    INVESTMENT STYLE.

    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                     ITT HARTFORD BOND INCOME STRATEGY FUND

    INVESTMENT OBJECTIVE.

    The Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

    INVESTMENT STYLE.

    The Bond Income Strategy Fund will have a diversified portfolio of investments in fixed-income securities. Under normal circumstances at least 70% of the Bond Income Strategy Fund's portfolio will be invested in investment grade bond-type securities. Up to 30% of the Bond Income Strategy Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's Investors Service, Inc. ("Moody's") or "BB" by Standard and Poors Corporation ("S&P")), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". No investments will be made in debt securities rated below "Ba" or "BB", or if unrated, determined to be of comparable quality by HIMCO. Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the Bond Income Strategy Fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.

    The Bond Income Strategy Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------

reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Up to 30% of the Bond Income Strategy Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                         ITT HARTFORD MONEY MARKET FUND

    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT POLICIES.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.


---------------------------------------------------

                           COMMON INVESTMENT POLICIES
                                AND RISK FACTORS

--------------------------------
                     MONEY MARKET INSTRUMENTS AND TEMPORARY
                             INVESTMENT STRATEGIES

    In addition to the Money Market Fund which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.

    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

---------------------------------------------------
                             REPURCHASE AGREEMENTS

    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO'S and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $500 million in capital and $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.

---------------------------------------------------
                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

---------------------------------------------------
                                DEBT SECURITIES

    Each Fund is permitted to invest in debt securities including (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations);
(3) asset-backed securities and mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions,

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. In addition, the Advisers Fund, International Opportunities Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. See "Non-U.S. Securities" in the SAI.

---------------------------------------------------
                        INVESTMENT GRADE DEBT SECURITIES

    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

---------------------------------------------------
                      HIGH YIELD-HIGH RISK DEBT SECURITIES

    The Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund each may invest up to 5% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or "CC" by S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Income Strategy Fund may invest up to 30% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in the SAI. High yield-high risk securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

---------------------------------------------------
                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    The Advisers Fund and the Bond Income Strategy Fund may invest in mortgage-backed securities and the Advisers Fund, Bond Income Strategy Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

    Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S.

HARTFORD LIFE INSURANCE COMPANY                                               11
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Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

---------------------------------------------------
                               EQUITY SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest all or a portion of their assets in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

---------------------------------------------------
                        SMALL CAPITALIZATION SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest in equity securities which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

---------------------------------------------------
                              NON-U.S. SECURITIES

    Under normal circumstances the International Opportunities Fund intends to invest at least 65% of its assets in securities issued by non-U.S. companies ("non-U.S. securities"). In addition, the International Opportunities Fund may invest in commingled pools offered by non-U.S. banks. Each other Fund is permitted to invest up to 20% of its assets, and the Money Market Fund and Bond Income Strategy Fund are permitted to invest up to 25% and 30% of their assets, in non-U.S. securities. The Bond Income Strategy Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Money Market Fund and the Bond Income Strategy Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the company is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in securities issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. Although the International Opportunities Fund will focus on companies that operate in established markets, from time to time the Fund may invest up to 25% of its assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively, unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.

---------------------------------------------------
                             CURRENCY TRANSACTIONS

    Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.


---------------------------------------------------

                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

---------------------------------------------------
                                SWAP AGREEMENTS

    Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, equity swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.

    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

---------------------------------------------------
                              ILLIQUID SECURITIES

    Each Fund is permitted to invest up to 15% of its net assets in illiquid securities except the Money Market Fund which may invest up to 10% of its net assets in such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

    Under current interpretations of the SEC Staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

---------------------------------------------------
                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

---------------------------------------------------
                           OTHER INVESTMENT COMPANIES

    Each Fund is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

---------------------------------------------------
                          PORTFOLIO SECURITIES LENDING

    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) the loan is fully secured by appropriate collateral at all times as determined by HIMCO; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets.

---------------------------------------------------
                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline. The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any Fund.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by each Fund. One or more of the Funds may experience high portfolio turnover (i.e. over 100%). See Portfolio Turnover.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.


---------------------------------------------------

                             INVESTMENT LIMITATIONS


    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:



(a) invest more than 25% of its assets in any one industry;



(b) borrow money, except from banks, and then only in amounts not exceeding 33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);



(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:



    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or



    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.



    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.


---------------------------------------------------
                            PERFORMANCE OF THE FUNDS


    The figures set forth below reflect each Fund's total return for the period from July 22, 1996 to November 30, 1996. These figures are based on the actual performance of the Funds. The Hartford has voluntarily agreed to limit certain Fund expenses. Without this agreement total return figures would have been lower. Past performance is not necessarily indicative and is no guarantee of future performance of the Funds.



                                        CLASS A SHARES            CLASS B SHARES
                                   ------------------------  ------------------------
                                      WITH        WITHOUT       WITH        WITHOUT
                                      SALES        SALES        SALES        SALES
                                     CHARGE      CHARGE(1)     CHARGE      CHARGE(1)
                                   -----------  -----------  -----------  -----------
Small Company Fund...............        8.39%       14.70%        9.50%       14.50%
Capital Appreciation Fund........       25.31%       32.60%       27.30%       32.30%
International Opportunities
 Fund............................        1.30%        7.20%        2.00%        7.00%
Stock Fund.......................       11.79%       18.30%       13.00%       18.00%
Dividend and Growth Fund.........        9.90%       16.30%       11.00%       16.00%
Advisers Fund....................        7.73%       14.00%        8.80%       13.80%
Bond Income Strategy Fund........        1.67%        6.46%        1.17%        6.17%
Money Market Fund................        1.62%        1.62%      N/A          N/A


------------------------


(1)Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).



----------------------------------------------------------------

                       PRIOR PERFORMANCE OF SIMILAR FUNDS


    Because the Funds commenced operations in July, 1996 they have limited operating history and performance. However, the Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, Advisers Fund and Money Market Fund are modeled after existing funds (the "Insurance Funds") that are managed by HIMCO or Wellington Management and have investment objectives and policies substantially similar to the corresponding Funds. The Insurance Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by ITT Hartford affiliates.


    Below you will find information about the performance of the Insurance Funds. Although the six comparable Funds

HARTFORD LIFE INSURANCE COMPANY                                               15
--------------------------------------------------------------------------------

discussed above have substantially similar investment objectives and policies, the same investment adviser and sub-adviser and the same portfolio managers as the Insurance Funds, you should not assume that the Funds offered by this Prospectus will have the same future performance as the Insurance Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding Insurance Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding Insurance Fund.

    The investment characteristics of each Fund listed below will closely resemble the investment characteristics of the corresponding Insurance Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

    Certain Funds do have differences from their corresponding Insurance Fund none of which HIMCO or Wellington Management believe would cause a significant change in investment results. Investors may note the following differences:

1.  The Capital Appreciation Fund, Stock Fund and
    Advisers Fund may each invest up to 15% of their assets in illiquid securities. The corresponding Insurance Fund may invest only 10% of its assets in illiquid securities.

2. The Dividend and Growth Fund, the Stock Fund and the Advisers Fund may invest 5% of their assets in debt securities that are rated below investment grade by Moody's or S&P (or are of comparable quality as determined by Wellington Management). Their corresponding Insurance Funds may not invest any of their assets in debt securities rated below investment grade.


3. Each Fund may borrow money in amounts not to exceed 33 1/3% of the value of its total assets. The Insurance Funds' International Opportunities Fund, Dividend and Growth Fund and each other corresponding fund may borrow up to 20%, 15% and 5% of their respective assets.



    The table below sets forth each Fund, and its corresponding Insurance Fund, its inception date and asset size as of November 30, 1996:



                                        CORRESPONDING INSURANCE FUND
 FUND                                  (INCEPTION DATE AND ASSET SIZE)
 ----------------------------------------------------------------------------
 Capital Appreciation........... Hartford Capital Appreciation Fund, Inc.
                                 (April 2, 1984) $3,336,685,505

 International Opportunities.... Hartford International Opportunities Fund,
                                 Inc. (July 2, 1990)
                                 $974,700,504

 Stock.......................... Hartford Stock Fund, Inc. (August 31, 1977)
                                 $3,025,849,553

 Dividend and Growth............ Hartford Dividend and Growth Fund, Inc.
                                 (March 8, 1994) $845,785,858

 Advisers....................... Hartford Advisers Fund, Inc. (March 31, 1983)
                                 $5,944,631,324

 Money Market................... HVA Money Market Fund, Inc. (June 30, 1980)
                                 $453,490,794



    The following four tables show the average annualized total returns for the Insurance Funds for the one, three, five and ten year (or life of the Insurance Fund, if shorter) periods ended November 30, 1996. These figures are based on the actual gross investment performance of the Insurance Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses reflected in the fee table on page 3 are deducted to arrive at the net return. The first table for each Class shown reflects a deduction for the maximum applicable sales charge, while the second table for each Class shown reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into effect.

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

---------------------------------------------------
                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                  EXPENSES AND THE MAXIMUM INITIAL SALES LOAD
                          APPLICABLE TO CLASS A SHARES


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   13.90%      15.15%      18.85%       15.25%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    8.12%       8.19%       9.18%        5.87%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   20.59%      16.03%      15.91%       13.04%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   20.18%       N/A         N/A         18.76%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   12.98%      11.51%      11.97%       11.08%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    4.58%       4.32%       3.75%        5.35%
(June 30, 1980)


---------------------------------------------------
                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                     EXPENSES WITH NO INITIAL SALES LOAD(1)


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   20.53%      17.34%      20.20%       15.91%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............   14.42%      10.25%      10.42%        6.80%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   27.61%      18.23%      17.23%       13.68%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   27.18%       N/A         N/A         21.25%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   19.56%      13.63%      13.25%       11.71%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    4.58%       4.32%       3.75%        5.35%
(June 30, 1980)


------------------------


(1)Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).


---------------------------------------------------
                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                   EXPENSES AND REDEMPTION AT THE END OF THE
                             APPLICABLE TIME PERIOD


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   14.70%      15.79%      19.18%       15.11%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    8.63%       8.64%       9.38%        5.95%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   21.74%      16.69%      16.21%       12.89%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   21.31%       N/A         N/A         19.61%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   13.74%      12.06%      12.21%       10.94%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    N/A         N/A         N/A          N/A
(June 30, 1980)


---------------------------------------------------
                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                    EXPENSES AND NO REDEMPTION AT THE END OF
                           THE APPLICABLE TIME PERIOD


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   19.70%      16.53%      19.37%       15.11%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............   13.63%       9.48%       9.65%        6.06%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   26.74%      17.42%      16.43%       12.89%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   26.31%       N/A         N/A         20.41%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   18.74%      12.85%      12.47%       10.94%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    N/A         N/A         N/A          N/A
(June 30, 1980)

Hartford Life Insurance Company                                               17
--------------------------------------------------------------------------------

-------------------------------------------
                     CERTAIN INFORMATION ABOUT PERFORMANCE

    From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

    The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period (7-day period for the Money Market Fund). The effective yield is calculated similarly, but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

    Further information about the performance of the Funds will be contained in the Funds' annual reports to shareholders, which you may obtain without charge by writing to the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

---------------------------------------------------
                               ABOUT YOUR ACCOUNT

--------------------------------
                               HOW TO BUY SHARES

    You may purchase shares from any broker-dealer that has a selling agreement with Hartford Securities Distribution Company, Inc. (the "Distributor"). In addition, an account may be opened for the purchase of shares of a Fund by mailing to the ITT Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416, a completed account application and a check, payable to the ITT Hartford Mutual Funds. Or you may telephone 1-888-843-7824 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.

    Purchase orders for all Funds are accepted only on a regular business day as defined below. Orders for shares received by Boston Financial Data Services, Inc., (the "Transfer Agent") on any business day prior to the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price which is net asset value plus any applicable sales charge. If you purchase shares through a broker-dealer, your broker is responsible for forwarding payment promptly to the Transfer Agent. With respect to shares of the Money Market Fund, orders shall not be deemed received until the Transfer Agent receives Federal funds. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the placement of the order.

    If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed received unless and until such additional documentation of verification is received by the Transfer Agent.


    Your initial purchase amount for each Fund must be at least $1,000, except for purchases made by employees of The Hartford, Wellington Management and broker-dealer wholesalers and their affiliates and investors using periodic investment plans, for which the minimum may be waived, and except for participants in employer-sponsored tax qualified retirement plans for which the minimum is $250. There is a $100 minimum amount for subsequent purchases ($25 for participants in employer-sponsored tax qualified retirement plans) except as referenced above.


    For an initial purchase of shares by wire, you must first telephone the Transfer Agent at 1-888-843-7824 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a regular business day as defined above to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA #011000028, State Street Bank & Trust Company, Boston, MA, Account #: 9905-205-2, FBO: ITT Hartford Funds, Fund Name and Class, Shareholder Account Number, Shareholder Name. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 P.M., Eastern Time) of the NYSE on a regular business day as defined above, you will receive that day's offering price. Your bank may charge for these services. Presently there is no fee for receipt by the Transfer Agent of Federal funds wired, but the right to charge for this service is reserved.

18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    Each Fund except the Money Market Fund offers investors three different classes of shares -- Class A, Class B and Class Y. The Money Market Fund offers Class A and Class Y shares only. Class A and Class B shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. All share purchase orders that fail to specify a class will be invested in Class A shares.

    PURCHASES OF CLASS A SHARES.

    Class A shares are sold subject to an initial sales load the amount of which decreases as the amount of funds invested increases. In addition, the initial sales load is waived entirely for investments in excess of $1 million and for certain categories of investors (as described below). Any portion of any applicable sales charge may be retained by the Distributor or allocated to your broker-dealer as commission. There is no initial sales charge for shares of the Money Market Fund. The current sales charge rates and commissions paid to dealers and brokers are as follows:

---------------------------------------------------
                    SMALL COMPANY FUND, CAPITAL APPRECIATION
                    FUND, INTERNATIONAL OPPORTUNITIES FUND,
                     STOCK FUND, DIVIDEND AND GROWTH FUND,
                               AND ADVISERS FUND

                                                      FRONT-END       FRONT-END
                                                    SALES CHARGE    SALES CHARGE
                                                        AS A            AS A        COMMISSION AS
                                                     PERCENTAGE      PERCENTAGE     PERCENTAGE OF
                                                     OF OFFERING      OF AMOUNT       OFFERING
AMOUNT OF PURCHASE                                      PRICE         INVESTED          PRICE
--------------------------------------------------  -------------   -------------   -------------
Less than $50,000.................................       5.50%           5.82%           4.75%
$50,000 or more but less than $100,000............       4.50%           4.71%           4.00%
$100,000 or more but less than $250,000...........       3.50%           3.63%           3.00%
$250,000 or more but less than $500,000...........       2.50%           2.56%           2.00%
$500,000 or more but less than $1 million.........       2.00%           2.04%           1.75%
$1 million or more................................          0%              0%              0%

---------------------------------------------------
                         THE BOND INCOME STRATEGY FUND

                                                      FRONT-END       FRONT-END
                                                    SALES CHARGE    SALES CHARGE
                                                        AS A            AS A        COMMISSION AS
                                                     PERCENTAGE      PERCENTAGE     PERCENTAGE OF
                                                     OF OFFERING      OF AMOUNT       OFFERING
AMOUNT OF PURCHASE                                      PRICE         INVESTED          PRICE
--------------------------------------------------  -------------   -------------   -------------
Less than $50,000.................................       4.50%           4.71%           3.75%
$50,000 or more but less than $100,000............       4.00%           4.17%           3.50%
$100,000 or more but less than $250,000...........       3.50%           3.63%           3.00%
$250,000 or more but less than $500,000...........       2.50%           2.56%           2.00%
$500,000 or more but less than $1 million.........       2.00%           2.04%           1.75%
$1 million or more................................          0%              0%              0%


    The Distributor reserves the right to remit the entire amount of the sales commission to broker-dealers. The Distributor may pay dealers of record commissions on purchases over $1 million an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. In addition, the distributor may provide compensation to dealers of record for shares purchased without a sales charge under circumstances described in "Waiver of Class A Initial Sales Charge."


    The Distributor may provide promotional incentives including cash compensation in excess of the applicable sales charge to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to broker-dealers based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

    CLASS A CONTINGENT DEFERRED SALES CHARGE.

    There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million, on Class A shares purchased through certain employer-sponsored tax qualified retirement plans and in certain instances as described below. However, if you redeem such Class A shares within 18 months of purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of the lesser of (1) the redeemed shares at the time of redemption (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the redeemed shares.

    In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

    No Class A contingent deferred sales charge is charged on exchanges of such shares under the Fund's Exchange Privilege (described below). However, if the Class A shares acquired by exchange are redeemed within 18 months of purchase of the exchanged shares (i.e. the Class A shares purchased without an initial sales charge), the Class A contingent deferred sales charge will apply.

HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------

    REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES.

    You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

    COMBINED PURCHASES.


    You may aggregate purchases of shares of the Funds with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of each Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the other Funds in the Company and shares of the Money Market Fund previously purchased and then owned. In addition, if you are a natural owner of an ITT Hartford Director variable annuity or variable life contract ("Qualified Contracts"), and you notify your broker that you own one or more Qualified Contracts, the current cash value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker-dealer each time a qualifying purchase is made.



    Qualifying investments include those by you and members of your family, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an IRA, or by a company solely controlled by such individuals as defined in the 1940 Act. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or single fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by qualified employee benefit plans of a single corporation, or of corporations affiliated with each other in accordance with the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.


    RIGHTS OF ACCUMULATION.


    The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all the Funds (and current value of Qualified Contracts assuming proper notification as discussed under "Combined Purchases" above) owned by the shareholder at the time of the new purchase. The rules listed under Combined Purchases may apply. You must identify on the account application all accounts to be linked for Rights of Accumulation.


    LETTER OF INTENT.

    You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Company may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See SAI and the account application for further details.

    WAIVER OF CLASS A INITIAL SALES CHARGE.


    No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investors: (1) any purchase of $1 million or more in the Funds, (2) present or former officers, directors and employees (and their families) of the Company, The Hartford, Wellington Management, Transfer Agent and their affiliates, and retirement plans established by them for their employees if purchased directly through the Transfer Agent, (3) any participant in a tax qualified retirement plan provided that the total initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; (4) dealers, brokers and wholesalers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their parents, spouses and dependent children) of dealers, brokers and wholesalers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, spouse or minor children); (6) one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons pursuant to a marketing program between the Distributor and such group; or (7) dealers, brokers, registered investment advisers or third party administrators or consultants that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. The Class A Contingent Deferred Sales Charge may apply to categories 1, 3, 6 and 7 above.


    Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

a party, (b) purchased by the reinvestment of loan repayments by a participant in retirement plans, (c) purchased by the reinvestment of dividends or other distributions reinvested from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by HIMCO or any of its affiliates).

    WAIVER OF CLASS A CONTINGENT DEFERRED SALES CHARGE.

    The Class A contingent deferred sales charge is also waived if shares are redeemed, and the Transfer Agent is notified, in the following cases: (1) for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, (2) to return excess contributions made to employer sponsored tax qualified retirement plans, (3) to make Systematic Withdrawal Plan payments that are limited to no more than 10% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Company's Articles of Incorporation or adopted by the Board of Directors, (5) in connection with retirement plans: (i) following the death or disability (as defined in the Code) of the participant or beneficiary (the death or disability must have occurred after the account was established); (ii) hardship withdrawals; (iii) distributions pursuant to a Qualified Domestic Relations Order, as defined in the Code; (iv) minimum distributions as required by section 401(a)(9) of the Code; (v) substantially equal periodic payments as described in Section 72(t) of the Code, and (vi) separation from service, or (6) for investors described under items 2, 4 and 5 above under "Waiver of Class A Initial Sales Charge."

    DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES.

    The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for the distribution of Class A shares and servicing the accounts of Class A shareholders. The Plan provides for periodic payments to brokers who provide services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund some or all of which may be remitted to brokers. Up to .25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Rule 12b-1 fee for each Fund has been voluntarily capped at .30% through July 1, 1997. The cap may be removed at any time after such date.

    PURCHASES OF CLASS B SHARES.

    Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares and some or all of the charge may be remitted to brokers. Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts in excess of $500,000, orders for amounts of $500,000 or greater will be considered purchases of Class A shares.

    To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

    The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                  CONTINGENT DEFERRED
                                                  SALES CHARGE AS A %
REDEMPTION DURING:                                OF NET ASSET VALUE
----------------------------------------------  -----------------------
1st year after purchase.......................              5.0%
2nd year after purchase.......................              4.0%
3rd year after purchase.......................              3.0%
4th year after purchase.......................              3.0%
5th year after purchase.......................              2.0%
6th year after purchase.......................              1.0%
7th year after purchase.......................               None

    In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

    WAIVERS OF CLASS B SALES CHARGE.

    The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) to make distributions under a Systematic Withdrawal Plan for no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), (2) redemptions from accounts following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2,

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------

as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary and such distributions are free from penalty under the Code, (4) redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan, (5) redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under
Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code. The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares issued in plans of reorganization to which the Fund is a party; or (ii) shares redeemed in involuntary redemptions as described below.

    AUTOMATIC CONVERSION OF CLASS B SHARES.

    96 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. Under Section 1036 of the Code, the automatic conversion of Class B shares will not result in a gain or loss to the Fund or to affected shareholders. For purposes of this conversion feature, any time during which an investor holds shares of the Money Market Fund which were acquired by exchanging Class B shares, will not be counted towards the 96 month holding period.

    DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES.

    The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for the distribution of Class B shares and servicing accounts of Class B shareholders. Some or all of this fee may be reallowed to broker-dealers for distribution and or shareholder account services. Under the Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses.

---------------------------------------------------
                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

    One easy way to pursue your financial goals is to invest money regularly. The Company offers convenient services that let you transfer money into your account, or between accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. Certain restrictions apply. These privileges may be selected at the time of your initial investment or at a later date. Please call 1-888-843-7824 for more information and application forms for any of the privileges described below.

    ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

    AUTOMATIC INVESTMENT PLANS let you make regular monthly or quarterly investments through an automatic withdrawal from your bank account ($50 minimum per Fund) and you can enroll when you establish your account. Sales charges will apply.

    DOLLAR COST AVERAGING INVESTMENT PROGRAMS ("DCA") let you set up monthly or quarterly exchanges in amounts of $100 or more from one Fund to the same class of shares of any other Fund except for the Money Market Fund where investors may dollar cost average into either Class A or Class B shares. Sales charges may apply where a shareholder invests in the Money Market Fund and then seeks to exchange into a Fund where sales charges are applicable. Use of DCA permits the purchase of shares of a Fund on a scheduled basis which protects the investor from the risk of making all or substantially all of an investment prior to a significant market decline. All shareholder accounts involved in a DCA Program must have identical registrations.

    AUTOMATIC DIVIDEND DIVERSIFICATION ("ADD") lets you automatically reinvest dividends and capital gain distributions paid by one Fund into shares of the same class of another Fund. The number of shares purchased through ADD will be determined by using the net asset value of the Fund in which dividends will be reinvested next computed after the dividend payment is made. All shareholder accounts involved in an ADD program must have identical registrations.

    EXCHANGE PRIVILEGE. You may exchange your shares of a Fund for shares of the same class of any other Fund or for shares of the Money Market. In the case of exchanges from the Money Market Fund to Class A shares of another Fund, sales charges will apply unless you paid an initial sales charge earlier. You should consider the differences in investment objectives and expenses of a Fund as described in this prospectus before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including fees and circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "How to Exchange Shares."

    SYSTEMATIC WITHDRAWAL PLANS let you set up monthly, quarterly, semi-annual or annual redemptions from any account with a value of $5,000 or more. You may direct the Company to make regular payments in fixed dollar amounts of $50 or more, or in an amount equal to the value of a fixed number of shares (5 shares or more). Payments can be directed to the shareholder or to someone other than the registered owners(s) of the account. If this privilege is requested when the account is established, no signature guarantee is needed. If this privilege is added to an existing account and payments are directed to someone other than the registered owners(s) of the account, a signature guarantee is required on the Systematic Withdrawal Plan application. The Company reserves the right to institute a charge for this service. Systematic Withdrawal Plans for Class B shares of a Fund and for Class A shares subject to a CDSC are permitted only for payments that are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request).

    Maintaining a Systematic Withdrawal Plan at the same time regular additional investments are being made into Class A shares of any Fund except the Money Market Fund, is not recommended because a sales charge will be imposed on the new shares at the same time shares are being redeemed to make the periodic payments under the Systematic Withdrawal Plan.

    REINVESTMENT PRIVILEGE. If you redeem some or all of your Fund shares, you have up to 90 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies only to redemptions of Class A shares on which an initial or deferred sales charge was paid or to redemptions of Class A and Class B shares of the Fund that you purchased by reinvesting dividends or distributions. You must be sure to ask the Transfer Agent for this privilege when you send your payment.

    RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. A number of different retirement plans can be used by individuals and employers including IRAs, 403(b) Custodial Plans, SEPs, SEPIRAs, 401(k) and 457 plans. Please call the Transfer Agent for the Company's plan documents, which contain important information and applications.

---------------------------------------------------
                              HOW TO REDEEM SHARES

    You can arrange to take money out of your account on any regular business day by redeeming some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received in good order and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege (for Money Market Fund only), by telephone, by bank transfer (ACH) or by wire transfer. You can also set up Systematic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-888-843-7824 FOR ASSISTANCE.

    RETIREMENT ACCOUNTS.

    If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

    CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE.

    To protect you and the Company from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Fund or Transfer Agent):

    - You wish to redeem more than $50,000 worth of shares and receive a check

    - A redemption check is not payable to all shareholders listed on the account statement

    - A redemption check is not sent to the address of record on your statement

    - Shares are being transferred to a Fund account with a different owner or name

    - Shares are redeemed by someone other than the owners (such as an Executor)

    REDEEMING SHARES BY MAIL.

    Write a "letter of instruction" that includes:

    - Your name

    - The Fund's name

    - Your Fund account number (from your account statement)

    - The dollar amount or number of shares to be redeemed

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

    - Any special payment instructions

    - The signatures of all registered owners exactly as the account is registered, and

    - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

      USE THE FOLLOWING ADDRESS FOR REQUESTS BY MAIL:
      ITT Hartford Mutual Funds, Inc.
      P.O. Box 8416
      Boston, MA 02266-8416

      SEND COURIER OR EXPRESS MAIL REQUESTS TO:
      Boston Financial Data Services
      Attn.: ITT Hartford Mutual Funds, Inc.
      Two Heritage Drive
      Quincy, MA 02171

    REDEEMING SHARES BY TELEPHONE.

    You may also redeem shares by telephone by calling 1-888-843-7824. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 P.M., Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account, you may have the proceeds wired to that bank account.

    TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

    TELEPHONE REDEMPTIONS THROUGH BANK-LINKED ACCOUNTS. If you have selected the option on your account application, you may link your Fund account to your bank account. There are no dollar limits on telephone redemption proceeds sent to a bank-linked account. Normally the ACH wire to your bank is initiated on the business day after the redemption.

    CHECKWRITING. (MONEY MARKET FUND ONLY) To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards. Signature cards must be signed by all owners of the account and returned to the Transfer Agent. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. Checks must be written for at least $100. Checks cannot be paid if they are written for more than your account value. You may not write a check that would require the Fund to redeem shares that were purchased by check or through the Automatic Investment Plan payments within the prior 15 days. Checks should not be used if you have changed your Fund account number. You cannot close your account by writing a check.

    REDEEMING SHARES THROUGH YOUR BROKER. The Distributor has made arrangements to redeem Fund shares from brokers on behalf of their customers. Brokers may charge for that service. The Distributor, acting as agent for the Fund, stands ready to redeem each Fund's shares upon orders from brokers at the offering price next determined after receipt of the order.

    The Transfer Agent may delay forwarding a check or processing a payment via bank linked account for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased.

    You may be charged a fee of up to $8 for wire transfers of redemption proceeds of less than $50,000, which will be deducted from such proceeds. There is no fee for ACH transfers.

---------------------------------------------------
                             HOW TO EXCHANGE SHARES

    In most cases, shares of a Fund may be exchanged for shares of the same class of other Funds and for shares of the Money Market Fund at net asset value per share at the time of exchange. However, a sales charge may apply to an exchange from the Money Market Fund (see below). Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of the other Fund. Exchanges may be requested in writing or by telephone.

    For written exchange requests you should submit a ITT Hartford Mutual Funds exchange request form, signed by all owners of the account. Send the form to the Transfer Agent at the addresses listed in "How to Sell Shares."

    For telephone exchange requests you should call 1-888-843-7824. Telephone exchanges may be made only between accounts that are registered with the same names and address.

    All exchanges are subject to the following restrictions:

    The Fund you are exchanging into must be registered for sale in your state.

    You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

    You may only exchange for shares of the same class of another Fund or for shares of the Money Market Fund.

    If you wish to make more than 12 exchanges in a 12-month period, an exchange fee of $10 per exchange will be charged. Any exchange fees will be paid directly to the

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Fund from which shares have been redeemed. Exchanges made pursuant to the Dollar Cost Averaging Program are not subject to this fee or limitation. The minimum amount you may exchange from one Fund into another is $500 or the entire balance if less.

    Exchanges of shares of the Money Market Fund for shares of any other Fund which carry a front-end sales charge are subject to the sales charge applicable to such other Fund. Shares of the Money Market Fund acquired by exchange of shares of another Fund on which a front-end sales charge was previously paid or which are subject to a CDSC are exchanged at net asset value. However, shares of the Money Market Fund acquired through an exchange of shares which are subject to a CDSC will continue to be subject to a CDSC upon redemption. The rate of this charge will be the rate in effect for the original shares at the time of exchange without counting the time such shares were held as Money Market Fund shares. Investors who initially purchased Class A shares of the Bond Income Strategy Fund, have held such shares for less than six months and exchange shares of the Bond Income Strategy Fund for Class A shares of any other Fund except the Money Market Fund, must pay the difference between the Bond Income Strategy Fund sales charge and the sales charge of the Fund shares being acquired.

    In addition to exchanges into and out of the Money Market Fund, you may exchange your shares of other Funds for shares of the same class of any other Fund without the imposition of a sales charge. With respect to Class B shares, if you exchange such shares for Class B shares of another Fund, the CDSC will be calculated based on the date on which you acquired the original Class B shares.

    Each Fund reserves the right to refuse or delay exchanges by any person or group if, in HIMCO's or Wellington Management's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

    Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

    Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

    Shares are normally redeemed from one Fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

---------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE

    THE NET ASSET VALUE PER SHARE is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The assets of each Fund (except the Money Market Fund) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

---------------------------------------------------
                     SHAREHOLDER ACCOUNT RULES AND POLICIES

    THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors or HIMCO at any time the Board or HIMCO believes it is in the Fund's best interest to do so.

    TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

    THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine. If the Company does not use reasonable procedures the Company may be liable for losses due to unauthorized transactions, but otherwise the Company will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

    PURCHASE, REDEMPTION OR EXCHANGE REQUESTS will not be honored until the Transfer Agent receives all required documents in proper form.

    SHARE CERTIFICATES will not be issued for the Company's shares.

Hartford Life Insurance Company                                               25
--------------------------------------------------------------------------------

    BROKERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.

    ALL OF YOUR PURCHASES MUST BE MADE IN U.S. DOLLARS and checks must be drawn on U.S. banks and made payable to ITT Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

    PAYMENT FOR REDEEMED SHARES is forwarded ordinarily by check or through the bank-linked service (as elected by the shareholder) within 7 calendar days after the business day on which the Transfer Agent receives redemption instructions in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a broker-dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA BANK LINKED ACCOUNT FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 15 CALENDAR DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY CERTIFIED CHECK. IF THE PURCHASE PAYMENT DOES NOT CLEAR, YOUR PURCHASE WILL BE CANCELED AND YOU COULD BE LIABLE FOR ANY LOSSES OR FEES THE FUND OR ITS TRANSFER AGENT HAVE INCURRED.

    INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $1,000 as a result of shareholder action such as a redemption or transfer and at least 30 days notice has been given to the shareholder.

    UNDER UNUSUAL CIRCUMSTANCES shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "Purchase and Redemption of Shares" in the Statement of Additional Information for more details.

    "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

    THE COMPANY DOES NOT CHARGE A TRANSACTION FEE, but if your broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A or Class B shares.

---------------------------------------------------
                         INVESTOR INFORMATION SERVICES

    The Fund provides 24-hour information services via a toll-free number on fund yields, prices and account balances.

    In addition, telephone representatives are available during normal business hours (8:00 A.M. to 6:00 P.M. Eastern Time) to provide the information and services you need.

    Confirmation statements will be generated after every transaction (except reinvestments, automatic investments and automatic payroll investments) that affect your account balance or your account registration. Quarterly consolidated account statements will be sent for all accounts. It is the responsibility of the shareholder to review the accuracy of transactions and to notify the transfer agent of any errors within 15 days of the date of the confirmation. Financial reports will be generated for the Fund every six months.

    Call 1-888-843-7824 if you need additional copies of financial reports or historical account information. There may be a small charge for historical account information for prior years.

---------------------------------------------------
                            MANAGEMENT OF THE FUNDS

--------------------------------
                              MANAGEMENT SERVICES


    HIMCO serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement dated July 22, 1996. As of September 30, 1996, HIMCO and its affiliates held discretionary management authority with respect to approximately $48.2 billion of client assets. HIMCO has overall investment supervisory responsibility for each Fund and is responsible for the day to day investment decisions with respect to the assets of the Bond Fund and the Money Market Fund. In addition, HIMCO will provide administrative personnel, services, equipment and facilities and office space for proper operation of the Company. HIMCO has contracted with Wellington Management for the provision of day to day investment management services to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund in accordance with each Fund's investment objective and policies. Each Fund pays a fee to HIMCO, a portion of which may be used to compensate Wellington Management.

26                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

---------------------------------------------------
                                MANAGEMENT FEES

MONEY MARKET FUND.

    The Money Market Fund pays a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.50%
Next $500,000,000.................................       0.45%
Amount Over $1 Billion............................       0.40%

BOND INCOME STRATEGY FUND.

    The Bond Income Strategy Fund pays a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.65%
Next $500,000,000.................................       0.55%
Amount Over $1 Billion............................       0.50%

SMALL COMPANY FUND AND INTERNATIONAL OPPORTUNITIES FUND.

    The Small Company Fund and International Opportunities Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.85%
Next $500,000,000.................................       0.75%
Amount Over $1 Billion............................       0.70%

CAPITAL APPRECIATION FUND AND STOCK FUND.

    The Capital Appreciation Fund and Stock Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.80%
Next $500,000,000.................................       0.70%
Amount Over $1 Billion............................       0.65%

DIVIDEND AND GROWTH FUND AND ADVISERS FUND.

    The Dividend and Growth Fund and Advisers Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.75%
Next $500,000,000.................................       0.65%
Amount Over $1 Billion............................       0.60%


    HIMCO, Hartford Plaza, Hartford, Connecticut 06115, is an indirect wholly-owned subsidiary of The Hartford and was organized under the laws of Connecticut in 1981. The Hartford is a holding company for various insurance related subsidiaries including Hartford Fire Insurance Company, one of the largest insurance carriers in the United States. HIMCO also serves as investment adviser to several other SEC registered funds sponsored by The Hartford affiliates and which are primarily available through the purchase of variable annuity or variable life contracts.


    Certain officers of the Funds are also officers and directors of HIMCO; Joseph H. Gareau, President and a Director of the Company, is a Director and the President of HIMCO; Andrew W. Kohnke, Vice President of the Company, is a Managing Director and Director of HIMCO; J. Richard Garrett, Vice President and Treasurer of the Company, is the Treasurer of HIMCO; and Charles M. O'Halloran, Vice President, Secretary and General Counsel of the Company, is a Director, Secretary and General Counsel of HIMCO.

---------------------------------------------------
                        INVESTMENT SUB-ADVISORY SERVICES

    Wellington Management serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, and Advisers Fund pursuant to a sub-advisory agreement, dated as of July 22, 1996.

    In connection with its service as sub-adviser to these Funds, Wellington Management makes all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the general supervision of the Company's Board of Directors and HIMCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management regularly furnishes reports to the Company's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    For services rendered to these Funds, Wellington Management charges a quarterly fee to HIMCO. The Funds will not pay Wellington Management's fee nor any part thereof, nor will the Funds have any obligation or responsibility to do so. Wellington Management has agreed to waive a portion of its fees during the start-up phase of the Funds as described in the SAI. Wellington Management's quarterly fee is based upon the following annual rates as applied to

HARTFORD LIFE INSURANCE COMPANY                                               27
--------------------------------------------------------------------------------

the average of the calculated daily net asset value of each Fund that it advises:

SMALL COMPANY FUND, CAPITAL APPRECIATION FUND AND INTERNATIONAL OPPORTUNITIES FUND.

                                                      ANNUAL
NET ASSET VALUE                                        RATE
--------------------------------------------------  ----------
First $50,000,000.................................  0.40%
Next $100,000,000.................................  0.30%
Next $350,000,000.................................  0.25%
Next $500,000,000.................................  0.20%
Over $1 Billion...................................  0.175%

DIVIDEND AND GROWTH FUND, STOCK FUND AND ADVISERS FUND.

                                                      ANNUAL
NET ASSET VALUE                                        RATE
--------------------------------------------------  ----------
First $50,000,000.................................  0.325%
Next $100,000,000.................................  0.25%
Next $350,000,000.................................  0.20%
Next $500,000,000.................................  0.15%
Over $1 Billion...................................  0.125%


    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 1996, Wellington Management held discretionary management authority with respect to approximately $123 billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


---------------------------------------------------
                               PORTFOLIO MANAGERS

    Kenneth L. Abrams, Senior Vice President of Wellington Management, serves as portfolio manager to the Small Company Fund. Mr. Abrams has been an emerging company research analyst with Wellington Management since 1986 and, in addition, has been a portfolio manager with Wellington Management since 1990.

    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

    The International Opportunities Fund is managed by Wellington Management's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of Wellington Management. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining Wellington Management in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with Wellington Management since 1990.

    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a quantitative research analyst with Wellington Management since 1986, and took on portfolio management responsibilities in 1987.

    The Advisers Fund is managed by Paul D. Kaplan, Senior Vice President of Wellington Management, and Rand L. Alexander. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982 and manages the fixed income component of the Advisers Fund. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.


    The Bond Income Strategy Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO and Assistant Vice President of Hartford Life Insurance Company, joined The Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining The Hartford, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over fifteen years of experience with fixed income investments.


---------------------------------------------------
                               PORTFOLIO TURNOVER


    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and/or Wellington Management believe that such a disposition is in the Fund's best interest. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains; distributions derived from such gains may be treated as ordinary income for Federal income tax purposes. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary from year to year, it is anticipated that each Fund's portfolio turnover rate will not exceed 100% except the Bond Income Strategy Fund which is estimated to be approximately 200%.


---------------------------------------------------
                             BROKERAGE COMMISSIONS

    Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment

28                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers who sell shares of the Company. HIMCO or Wellington Management may also select an affiliated broker-dealer to execute transactions for the Company, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

---------------------------------------------------
                            DIVIDENDS, CAPITAL GAINS
                                   AND TAXES

    DIVIDENDS.

    Each Fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, and Stock Fund will be declared and paid annually; dividends from the net investment income of the Dividend and Growth Fund and Advisers Fund will be declared and paid semi-annually; dividends from the net investment income of the Bond Income Strategy Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

    DISTRIBUTION OPTIONS.

    When you open your account, specify on your application how you want to receive your distributions. For ITT Hartford Mutual Funds retirement accounts, all distributions are reinvested. For other accounts, you have five options:

    REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the Fund.

    REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions by check or sent to your bank account.

    REINVEST CAPITAL GAINS ONLY. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account.

    RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gain distributions or have them sent to your bank.

    REINVEST YOUR DISTRIBUTIONS IN ANOTHER ITT HARTFORD MUTUAL FUNDS ACCOUNT. You can reinvest all distributions in another ITT Hartford Mutual Funds account you have established.

    TAXES.

    If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long term capital gains are taxable as long term capital gains when distributed to shareholders. It does not matter how long you hold your shares. Dividends paid from short term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

    "BUYING A DIVIDEND". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

    TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

    RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

    This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

HARTFORD LIFE INSURANCE COMPANY                                               29
--------------------------------------------------------------------------------

---------------------------------------------------
                          OWNERSHIP AND CAPITALIZATION
                                 OF THE COMPANY

-------------------------------- CAPITAL STOCK

    As of the date of this Prospectus, the authorized capital stock of the Company consisted of the following shares of a par value of $.001 per share:
Small Company Fund, 300 million; Capital Appreciation Fund, 300 million; International Opportunities Fund, 300 million; Stock Fund, 300 million; Dividend and Growth Fund, 300 million; Advisers Fund, 400 million; Bond Income Strategy Fund, 300 million; and Money Market Fund, 800 million.

    The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of three classes of shares of each of the Funds (except the Money Market Fund), designated as Class A, Class B and Class Y shares. Class A and Class Y shares have been authorized for the Money Market Fund. The shares of each class represent an interest in the same portfolio of investments of the respective Funds and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges, distribution and transfer agency fees and related expenses, different exchange privileges and each class has exclusive voting rights with respect to its respective Rule 12b-1 plan.

---------------------------------------------------
                                     VOTING

    Each shareholder is entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law.

---------------------------------------------------
                              GENERAL INFORMATION

--------------------------------
                            REPORTS TO SHAREHOLDERS

    The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

---------------------------------------------------
                                  DISTRIBUTOR

    Hartford Securities Distribution Company, Inc., P.O. Box 2999, Hartford, CT 06104-2999 serves as distributor to the Company.

---------------------------------------------------
                                 TRANSFER AGENT

    Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA. 02171 serves as transfer agent to the Company.

---------------------------------------------------
                                   CUSTODIAN

    State Street Bank and Trust Company serves as custodian of each Funds' assets.

---------------------------------------------------
                                 CLASS Y SHARES

    The Company also offers Class Y Shares which are available only to the following types of institutional investors: (i) Tax qualified retirement plans which have (A) at least $10 million in plan assets, (B) 750 or more employees eligible to participate at the time of purchase, or (C) which certify that they will have projected annual contributions of $2.5 million or more, (ii) Banks and insurance companies which are not affiliated with HIMCO purchasing shares for their own account; (iii) investment companies not affiliated with HIMCO; (iv) Tax-qualified retirement plans of HIMCO, Wellington Management or broker-dealer wholesalers and their affiliates.

    Class Y shares are available to eligible institutional investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $1,000,000, but this requirement may be waived at the discretion of the Fund's officers.

    The Systematic Withdrawal Plan, Dollar Cost Averaging Plan, Automatic Dividend Diversification Plan and Automatic Investment Plan are not available for Class Y shares.

    If you are considering a purchase of Class Y shares of a Fund, please call the Transfer Agent, at 1-888-843-7824 to obtain information about eligibility.

---------------------------------------------------
                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

30                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    For additional information, write to ITT Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA. 02266-8416, or call 1-888-843-7824.

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.

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

                      This page intentionally left blank.

                        ITT HARTFORD MUTUAL FUNDS, INC.
                          PROSPECTUS--JANUARY 22, 1997
                                 CLASS Y SHARES

ITT Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company comprised of eight diversified investment portfolios (each a "Fund" and together the "Funds"). The Funds, which have different investment objectives and policies, are listed below:

       ITT HARTFORD FUND                     GOAL                                        INVESTMENT STYLE
-------------------------------  ----------------------------  --------------------------------------------------------------------
Small Company                    Growth of capital             Equity: Invests primarily in stocks of companies with market capitalizations of less than $2 billion; portfolio is broadly diversified across industries.
Capital Appreciation             Growth of capital             Equity: Invests in small, medium, and large companies; portfolio is comprised primarily of a blend of growth and value stocks and is broadly diversified across industries.
International Opportunities      Growth of capital             International Equity: Invests primarily in large, high-quality non-
                                                               U.S. companies in established markets, and on a limited basis, in smaller companies and emerging markets; portfolio is broadly diversified across industries and countries.
Stock                            Growth of capital, income is  Equity: Invests primarily in large, high quality U.S. companies;
                                 secondary                     portfolio is broadly diversified across industries which are expected to grow faster than the overall economy.
Dividend and Growth              High level of income, growth  Equity: Invests primarily in large, well-known U.S. companies that
                                 of capital                    have historically paid above average dividends and have the ability to sustain and potentially increase dividends; portfolio is broadly diversified across industries.
Advisers                         Long-term total return        Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are allocated gradually among the asset classes based upon the portfolio managers' view of the economy and valuation of the market sectors; short term market timing is not used.
Bond Income Strategy             High level of income, total   Bond: Invests primarily in investment grade bonds; up to 30% may be
                                 return                        invested in the highest quality tier of the high yield rating category.
Money Market                     Maximum current income        Money Market: Invests in money market instruments and seeks to consistent with preservation  maintain a stable share price of $1.00.
                                 of capital

--------------------------------------------------------------------------------

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE THIS GOAL.

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 22, 1997, ("SAI"), WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY OF THE SAI WITHOUT CHARGE, CALL 1-888-843-7824, OR WRITE TO ITT HARTFORD MUTUAL FUNDS, INC., P.O. BOX 8416, BOSTON, MA 02266-8416.
--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY   OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

2                                                      ITT Hartford Mutual Funds
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Investor Expenses.....................................................    3
Financial Highlights..................................................    4
Introduction to the ITT Hartford Mutual Funds.........................    5
Investment Objectives and Investment Styles of the Funds..............    5
Common Investment Policies and Risk Factors...........................    8
Performance of the Funds..............................................   13
About Your Account....................................................   15
  How to Buy Shares...................................................   15
  Special Investment Programs and Privileges..........................   16
  How to Redeem Shares................................................   16
  How to Exchange Shares..............................................   17
  Determination of Net Asset Value....................................   17
  Shareholder Account Rules and Policies..............................   18
  Investor Information Services.......................................   18
Management of the Funds...............................................   19
Dividends, Capital Gains and Taxes....................................   21
Ownership and Capitalization of the Company...........................   22
General Information...................................................   22

ITT Hartford Mutual Funds                                                      3
--------------------------------------------------------------------------------

                               INVESTOR EXPENSES

    The expenses and the maximum transaction costs associated with investing in Class Y shares of each Fund and the estimated aggregate operating expenses for each Fund are reflected in the following table.

                                      SMALL       CAPITAL      INTERNATIONAL
                                     COMPANY   APPRECIATION    OPPORTUNITIES    STOCK     DIVIDEND AND     ADVISERS
                                      FUND         FUND            FUND          FUND      GROWTH FUND       FUND
                                     -------   -------------   -------------   --------   -------------   -----------
                                     CLASS Y      CLASS Y         CLASS Y      CLASS Y       CLASS Y        CLASS Y
                                     -------   -------------   -------------   --------   -------------   -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price)..........     None            None            None       None            None          None
Maximum Deferred Sales Charge......     None            None            None       None            None          None
Redemption Fees (1)................     None            None            None       None            None          None
Exchange Fees......................     None            None            None       None            None          None

ANNUAL OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fees....................    0.85%           0.80%           0.85%      0.80%           0.75%         0.75%
12b-1 Distribution and Service
 Fees..............................     None            None            None       None            None          None
Other Expenses (after
 reimbursements) (2)...............    0.15%           0.20%           0.35%      0.20%           0.20%         0.20%
Total Operating Expenses (after
 reimbursements) (2)...............    1.00%           1.00%           1.20%      1.00%           0.95%         0.95%

                                                        MONEY
                                       BOND INCOME      MARKET
                                      STRATEGY FUND      FUND
                                     ---------------   --------
                                         CLASS Y       CLASS Y
                                     ---------------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price)..........             None       None
Maximum Deferred Sales Charge......             None       None
Redemption Fees (1)................             None       None
Exchange Fees......................             None       None
ANNUAL OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fees....................            0.65%      0.50%
12b-1 Distribution and Service
 Fees..............................             None       None
Other Expenses (after
 reimbursements) (2)...............            0.15%      0.05%
Total Operating Expenses (after
 reimbursements) (2)...............            0.80%      0.55%

------------------------------
(1) An $8 charge may be imposed on redemptions of less than $50,000 requested to be paid by wire transfer. See "Redeeming Shares by Telephone".

(2) ITT Hartford Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Management Company ("HIMCO"), has voluntarily agreed to limit the Total Operating Expenses of each Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, until at least July 1, 1997. This policy may be discontinued at any time after July 1, 1997. In the absence of such an agreement, the estimated Other Expenses of the following Funds would be: Money Market Fund, 1.54%; Small Company Fund, 2.25%; Capital Appreciation Fund, 2.12%; International Opportunities Fund, 4.16%; Stock Fund, 2.23%; Dividend and Growth Fund, 2.24%; Advisers Fund, 1.83%; and Bond Income Strategy Fund, 1.84%; respectively, and the Total Opearting Expenses of such Funds would be: Money Market Fund, 2.04%; Small Company Fund, 3.1%; Capital Appreciation Fund, 2.92%; International Opportunities Fund, 5.01%; Stock Fund, 3.03%; Dividend and Growth Fund, 2.99%; Advisers Fund, 2.58%; and Bond Income Strategy Fund, 2.49%; respectively.

                                EXPENSE EXAMPLES

    An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

                                               YEAR 1    YEAR 3
                                               -------   -------
                                               CLASS Y   CLASS Y
                                               -------   -------
Small Company Fund...........................    $10       $32
Capital Appreciation Fund....................     10        32
International Opportunities Fund.............     12        38
Stock Fund...................................     10        32
Dividend and Growth Fund.....................     10        32
Advisers Fund................................     10        32
Bond Income Strategy Fund....................      8        26
Money Market Fund............................      6        18

4                                                      ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following table sets forth certain unaudited financial information from each Fund's inception (July 22, 1996) through November 30, 1996.

                              SMALL         CAPITAL       INTERNATIONAL
                             COMPANY      APPRECIATION    OPPORTUNITIES     STOCK      DIVIDEND AND     ADVISERS     BOND INCOME
                               FUND           FUND            FUND           FUND       GROWTH FUND       FUND      STRATEGY FUND
                           ------------  --------------  ---------------  ----------  ---------------  ----------  ---------------
                             CLASS Y        CLASS Y          CLASS Y       CLASS Y        CLASS Y       CLASS Y        CLASS Y
                           ------------  --------------  ---------------  ----------  ---------------  ----------  ---------------
Net asset value at
 beginning of period.....   $   10.00      $   10.00       $   10.00      $   10.00     $   10.00      $   10.00     $   10.00
                           ------------      -------         -------      ----------      -------      ----------      -------
Income from investment
 operations..............        0.00          (0.01)           0.09           0.05          0.10           0.10          0.22
Net realized and
 unrealized
 gain/(loss).............        1.49           3.29            0.65           1.80          1.55           1.32          0.44
                           ------------      -------         -------      ----------      -------      ----------      -------
Total from investment
 operations..............        1.49           3.28            0.74           1.85          1.86           1.42          0.66
                           ------------      -------         -------      ----------      -------      ----------      -------
DISTRIBUTIONS:
Dividends from net
 investment income.......        0.00           0.00            0.00           0.00          0.00           0.00         (0.21)
Distributions from net
 realized gains..........        0.00           0.00            0.00           0.00          0.00           0.00          0.00
                           ------------      -------         -------      ----------      -------      ----------      -------
Total distributions......        0.00           0.00            0.00           0.00          0.00           0.00         (0.21)
                           ------------      -------         -------      ----------      -------      ----------      -------
Change in net asset
 value...................        1.49           3.28            0.74           1.85          1.65           1.42          0.45
                           ------------      -------         -------      ----------      -------      ----------      -------
Net asset value, end of
 period..................   $   11.49      $   13.28       $   10.74      $   11.85     $   11.65      $   11.42     $   10.45
                           ------------      -------         -------      ----------      -------      ----------      -------
                           ------------      -------         -------      ----------      -------      ----------      -------
Total Return**...........       14.90%         32.80%           7.40%         18.60%        16.50%         14.20%         6.60%

RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (in thousands)..........   $       6      $       6       $       5      $       6     $       8      $       5     $       6
Ratio of expenses to
 average net assets*.....         3.1%          2.92%           5.01%          3.03%         2.99%          2.58%         2.49%
Ratio of expenses to
 average net assets net
 of reimbursements*......        1.00%          1.00%           1.40%          1.00%         1.00%          1.00%         1.00%
Ratio of net investment
 income (loss) to average
 net assets*.............       -0.10%         -0.29%           2.46%          1.22%         2.61%          2.65%         6.15%
Portfolio turnover
 rate....................       73.75%         144.5%          16.13%         10.91%        30.69%         19.61%        67.41%
Average brokerage
 commission rate ($).....      0.0313         0.0369          0.0176         0.0283        0.0316         0.0290         NA

                             MONEY
                             MARKET
                              FUND
                           ----------
                            CLASS Y
                           ----------
Net asset value at
 beginning of period.....  $    1.00
                           ----------
Income from investment
 operations..............       0.02
Net realized and
 unrealized
 gain/(loss).............       0.00
                           ----------
Total from investment
 operations..............       0.02
                           ----------
DISTRIBUTIONS:
Dividends from net
 investment income.......      (0.02)
Distributions from net
 realized gains..........       0.00
                           ----------
Total distributions......      (0.02)
                           ----------
Change in net asset
 value...................       0.00
                           ----------
Net asset value, end of
 period..................  $    1.00
                           ----------
                           ----------
Total Return**...........
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (in thousands)..........  $     0.3
Ratio of expenses to
 average net assets*.....       2.04%
Ratio of expenses to
 average net assets net
 of reimbursements*......       0.25%
Ratio of net investment
 income (loss) to average
 net assets*.............       4.72%
Portfolio turnover
 rate....................      NA
Average brokerage
 commission rate ($).....      NA

----------------------------------
 *  Annualized.

**  Does not include sales charges.

ITT Hartford Mutual Funds                                                      5
--------------------------------------------------------------------------------

                 INTRODUCTION TO THE ITT HARTFORD MUTUAL FUNDS

    The Company is an open-end management investment company, commonly known as a mutual fund, which was organized as a Maryland corporation on March 21, 1996. The Company consists of eight series, each of which is divided into Class A, Class B and Class Y shares except the Money Market Fund which is divided into Class A and Class Y shares. Each Class may have different expenses which may affect performance. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.
    The Hartford Investment Management Company ("HIMCO") is the investment adviser to each Fund. In addition, under HIMCO's general management, Wellington Management Company, LLP ("Wellington Management") serves as a sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund.

    HIMCO was incorporated in Connecticut in 1981 and is a wholly-owned indirect subsidiary of ITT Hartford Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $94 billion in assets. Wellington Management, a Massachusetts general partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 1996, HIMCO and its affiliates and Wellington Management had investment management authority with respect to approximately $48.2 billion and $123 billion of assets, respectively, for various clients. Since 1977, HIMCO and its affiliates have served as the investment manager to a family of mutual funds in which variable annuity and variable life insurance contracts issued by subsidiaries of The Hartford are invested. Since 1984, Wellington Management has served as sub-adviser to certain of those funds. HIMCO and Wellington Management collectively manage over $13 billion of assets in these mutual funds.
            INVESTMENT OBJECTIVES AND INVESTMENT STYLES OF THE FUNDS

    The Funds have different investment objectives and policies, as described below. The differences among the Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is subject to certain fundamental investment restrictions that are enumerated in detail in the SAI and may not be changed without shareholder approval. All other investment policies (including each Fund's investment objective) are non-fundamental and may be changed by the Board of Directors without shareholder approval. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "COMMON INVESTMENT POLICIES AND RISK FACTORS."
                        ITT HARTFORD SMALL COMPANY FUND

    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Small Capitalization Securities".

6                                                      ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

                     ITT HARTFORD CAPITAL APPRECIATION FUND

    INVESTMENT OBJECTIVE.

    The Capital Appreciation Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.
                 ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    INVESTMENT OBJECTIVE.

    The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

    INVESTMENT STYLE.

    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded in non-U.S. markets. Wellington Management uses a three-pronged approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most value and potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.
                            ITT HARTFORD STOCK FUND

    INVESTMENT OBJECTIVE.

    The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in equity securities.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.

ITT HARTFORD MUTUAL FUNDS                                                      7
--------------------------------------------------------------------------------

                     ITT HARTFORD DIVIDEND AND GROWTH FUND

    INVESTMENT OBJECTIVE.

    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.

    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.
                           ITT HARTFORD ADVISERS FUND

    INVESTMENT OBJECTIVE.

    The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.

    INVESTMENT STYLE.

    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.
                     ITT HARTFORD BOND INCOME STRATEGY FUND

    INVESTMENT OBJECTIVE.

    The Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

    INVESTMENT STYLE.

    The Bond Income Strategy Fund will have a diversified portfolio of investments in fixed-income securities. Under normal circumstances at least 70% of the Bond Income Strategy Fund's portfolio will be invested in investment grade bond-type securities. Up to 30% of the Bond Income Strategy Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's Investors Service, Inc. ("Moody's") or "BB" by Standard and Poors Corporation ("S&P")), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". No investments will be made in debt securities rated below "Ba" or "BB", or if unrated, determined to be of comparable quality by HIMCO. Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the Bond Income Strategy Fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.

    The Bond Income Strategy Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for

8                                                      ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Up to 30% of the Bond Income Strategy Fund's total assets may be invested in securities of non-U.S. companies.
                         ITT HARTFORD MONEY MARKET FUND

    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT POLICIES.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.
                  COMMON INVESTMENT POLICIES AND RISK FACTORS
                          MONEY MARKET INSTRUMENTS AND
                        TEMPORARY INVESTMENT STRATEGIES

    In addition to the Money Market Fund which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.
    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.
                             REPURCHASE AGREEMENTS

    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO'S and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $500 million in capital and $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.
                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.
                                DEBT SECURITIES

    Each Fund is permitted to invest in debt securities including (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations);
(3) asset-backed securities and mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions,

ITT HARTFORD MUTUAL FUNDS                                                      9
--------------------------------------------------------------------------------

supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. In addition, the Advisers Fund, International Opportunities Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. See "Non-U.S. Securities" in the SAI.
                        INVESTMENT GRADE DEBT SECURITIES
    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P, and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.
                      HIGH YIELD-HIGH RISK DEBT SECURITIES

    The Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund each may invest up to 5% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or "CC" by S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Income Strategy Fund may invest up to 30% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in the SAI. High yield-high risk securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.
                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    The Advisers Fund and the Bond Income Strategy Fund may invest in mortgage-backed securities and the Advisers Fund, Bond Income Strategy Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

    Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S.

10                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.
                               EQUITY SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest all or a portion of their assets in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.
                        SMALL CAPITALIZATION SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest in equity securities which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.
                              NON-U.S. SECURITIES

    Under normal circumstances the International Opportunities Fund intends to invest at least 65% of its assets in securities issued by non-U.S. companies ("non-U.S. securities"). In addition, the International Opportunities Fund may invest in commingled pools offered by non-U.S. banks. Each other Fund is permitted to invest up to 20% of its assets, and the Money Market Fund and Bond Income Strategy Fund are permitted to invest up to 25% and 30% of their assets, in non-U.S. securities. The Bond Income Strategy Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Money Market Fund and the Bond Income Strategy Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the company is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in securities issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. Although the International Opportunities Fund will focus on companies that operate in established markets, from time to time the Fund may invest up to 25% of its assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.
                             CURRENCY TRANSACTIONS

    Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a

ITT HARTFORD MUTUAL FUNDS                                                     11
--------------------------------------------------------------------------------

future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.
                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.
                                SWAP AGREEMENTS

    Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, equity swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

12                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.
    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.
                              ILLIQUID SECURITIES

    Each Fund is permitted to invest up to 15% of its net assets in illiquid securities except the Money Market Fund which may invest up to 10% of its net assets in such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase, certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

    Under current interpretations of the SEC Staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.
                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.
                           OTHER INVESTMENT COMPANIES

    Each Fund is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.
                          PORTFOLIO SECURITIES LENDING

    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) the loan is fully secured by appropriate collateral at all times as determined by HIMCO; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets.
                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will

ITT HARTFORD MUTUAL FUNDS                                                     13
--------------------------------------------------------------------------------

decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline. The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any Fund.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by each Fund. One or more of the Funds may experience high portfolio turnover (i.e. over 100%). See Portfolio Turnover.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.
                             INVESTMENT LIMITATIONS

    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:
(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding
    33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy, each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds, in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.
                            PERFORMANCE OF THE FUNDS

    The figures set forth below reflect total return quotations for the Funds for the period from July 22, 1996 (inception) to November 30, 1996. The Hartford has voluntarily agreed to limit certain Fund expenses. Without this agreement total return figures would have been lower. These figures are based on the actual performance of the Funds. Past performance is not necessarily indicative and is no guarantee of future performance of the Funds.

                                                         CLASS Y
                                                         SHARES
                                                        ---------
Small Company Fund....................................     14.90%
Capital Appreciation Fund.............................     32.80%
International Opportunities Fund......................      7.40%
Stock Fund............................................     18.50%
Dividend and Growth Fund..............................     16.50%
Advisers Fund.........................................     14.20%
Bond Income Strategy Fund.............................      6.66%
Money Market Fund.....................................      1.90%

                       PRIOR PERFORMANCE OF SIMILAR FUNDS

    Because the Funds commenced operations in July, 1996 they have limited operating history and performance. However, the Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, Advisers Fund and Money Market Fund are modeled after existing funds (the "Insurance Funds") that are managed by HIMCO or Wellington Management and have investment objectives and policies substantially similar to the corresponding Funds. The Insurance Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford affiliates.

    Below you will find information about the performance of the Insurance Funds. Although the six comparable Funds

14                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

discussed above have substantially similar investment objectives and policies, the same investment adviser and sub-adviser and the same portfolio managers as the Insurance Funds, you should not assume that the Funds offered by this Prospectus will have the same future performance as the Insurance Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding Insurance Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding Insurance Fund.

    The investment characteristics of each Fund listed below will closely resemble the investment characteristics of the corresponding Insurance Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

    Certain Funds do have differences from their corresponding Insurance Fund none of which HIMCO or Wellington Management believe would cause a significant change in investment results. Investors may note the following differences:

        1. The Capital Appreciation Fund, Stock Fund and Advisers Fund may each invest up to 15% of their assets in illiquid securities. The corresponding Insurance Fund may invest only 10% of its assets in illiquid securities.

        2. The Dividend and Growth Fund, the Stock Fund and the Advisers Fund may invest 5% of their assets in debt securities that are rated below investment grade by Moody's or S&P (or are of comparable quality as determined by Wellington Management). Their corresponding Insurance Funds may not invest any of their assets in debt securities rated below investment grade.

        3. Each Fund may borrow money in amounts not to exceed 33 1/3% of the value of its total assets. The Insurance Funds' International Opportunities Fund, Dividend and Growth Fund and each other corresponding fund may borrow up to 20%, 15% and 5% of their respective assets.

    The table below sets forth each Fund, and its corresponding Insurance Fund, its inception date and asset size as of November 30, 1996:

                                        CORRESPONDING INSURANCE FUND
 FUND                                  (INCEPTION DATE AND ASSET SIZE)
 ----------------------------------------------------------------------------
 Capital Appreciation........... Hartford Capital Appreciation Fund, Inc.
                                 (April 2, 1984)
                                 $3,336,685,505
 International Opportunities.... Hartford International Opportunities Fund,
                                 Inc.
                                 (July 2, 1990)
                                 $974,700,504
 Stock.......................... Hartford Stock Fund, Inc.
                                 (August 31, 1977)
                                 $3,025,849,553
 Dividend and Growth............ Hartford Dividend and Growth Fund, Inc.
                                 (March 8, 1994)
                                 $845,785,858
 Advisers....................... Hartford Advisers Fund, Inc.
                                 (March 31, 1983)
                                 $5,944,631,324
 Money Market................... HVA Money Market Fund, Inc.
                                 (June 30, 1980)
                                 $453,490,794

    The following table shows the average annualized total returns for the Insurance Funds for the one, three, five and ten year (or life of the Insurance Fund, if shorter) periods ended November 30, 1996. These figures are based on the actual gross investment performance of the Insurance Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses reflected in the fee table on page 3 are deducted to arrive at the net return.

                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   21.06%      17.86%      20.73%       16.42%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............   14.93%      10.74%      10.91%        7.28%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   28.18%      18.76%      17.75%       14.19%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   27.74%       N/A         N/A         21.79%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   20.09%      14.14%      13.75%       12.21%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    5.05%       4.79%       4.22%        5.85%
(June 30, 1980)

ITT HARTFORD MUTUAL FUNDS                                                     15
--------------------------------------------------------------------------------

                     CERTAIN INFORMATION ABOUT PERFORMANCE

    From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

    The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period (7-day period for the Money Market Fund). The effective yield is calculated similarly, but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

    Further information about the performance of the Funds will be contained in the Funds' annual reports to shareholders, which you may obtain without charge by writing to the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.
                               ABOUT YOUR ACCOUNT
                               HOW TO BUY SHARES

    You may purchase shares from any broker-dealer that has a selling agreement with Hartford Securities Distribution Company, Inc. (the "Distributor"). In addition, an account may be opened for the purchase of shares of a Fund by mailing to ITT Hartford Mutual Funds, Inc., Institutional Services, P.O. Box 8416, Boston, MA 02266-8416, a completed account application and a check, payable to ITT Hartford Mutual Funds. Or you may telephone 1-888-843-7824 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.

    In order to buy Class Y shares you must qualify as one of the following types of institutional investors: (i) tax qualified retirement plans which have
(A) at least $10 million in plan assets, (B) have 750 or more employees eligible to participate at the time of purchase, or (C) certify that they will have projected annual contributions of $2.5 million or more, (ii) banks and insurance companies which are not affiliated with HIMCO purchasing shares for their own account; (iii) investment companies not affiliated with HIMCO; (iv) tax-qualified retirement plans of HIMCO, Wellington Management or broker-dealer wholesalers and their affiliates.

    Purchase orders for all Funds are accepted only on a regular business day as defined below. Orders for shares received by Boston Financial Data Services, Inc., (the "Transfer Agent") on any business day prior to the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price which is net asset value plus any applicable sales charge. If you purchase shares through a broker-dealer your broker is responsible for forwarding payment promptly to the Transfer Agent. With respect to shares of the Money Market Fund, orders shall not be deemed received until the Transfer Agent has received Federal funds. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the placement of the order.

    If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed received unless and until such additional documentation of verification is received by the Transfer Agent.

    Your initial purchase amount must be at least $1,000,000. However, the minimum may be waived at the discretion of the Company's officers.

    For an initial purchase of shares by wire, you must first telephone the Transfer Agent at 1-888-843-7824 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a regular business day as defined above to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA #011000028, State Street Bank & Trust Company, Boston, MA, Account #: 9905-205-2, FBO: ITT Hartford Funds, Fund Name and Class, Shareholder Account Number, Shareholder Name. If you arrange

16                                                     ITT Hartford Mutual Funds
--------------------------------------------------------------------------------

for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 P.M., Eastern Time) of the NYSE on a regular business day as defined above, you will receive that day's offering price. Your bank may charge for these services. Presently there is no fee for receipt by the Transfer Agent of Federal funds wired, but the right to charge for this service is reserved.

    Each Fund except the Money Market Fund offers investors three different classes of shares -- Class A, Class B and Class Y. The Money Market Fund offers Class A and Class Y shares only. Class Y shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

    The Distributor may provide promotional incentives including cash compensation to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to broker-dealers based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.
                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

    EXCHANGE PRIVILEGE. You may exchange your shares of a Fund for shares of the same class of any other Fund. You should consider the differences in investment objectives and expenses of a Fund as described in this prospectus before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

    Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including fees and circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "How to Exchange Shares."

    Details on all institutional shareholder services may be obtained by calling the Transfer Agent at 1-888-843-7824.
                              HOW TO REDEEM SHARES

    Shares may be redeemed on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in good order and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by telephone, by electronic funds transfer through the Automated Clearing House ("ACH") or by wire transfer. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-888-843-7824 FOR ASSISTANCE.

    CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE.

    To protect you and the Company from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Fund or Transfer Agent):

    - You wish to redeem more than $50,000 worth of shares and receive a check

    - A redemption check is not payable to all shareholders listed on the account statement

    - A redemption check is not sent to the address of record on your statement

    - Shares are being transferred to a Fund account with a different owner or name

    - Shares are redeemed by someone other than the owners (such as an Executor)

    REDEEMING SHARES BY MAIL.

    Write a "letter of instruction" that includes:

    - Your name

    - The Fund's name

    - Your Fund account number (from your account statement)

    - The dollar amount or number of shares to be redeemed

    - Any special payment instructions

    - The signatures of all registered owners exactly as the account is registered, and

    - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

      USE THE FOLLOWING ADDRESS FOR REQUESTS BY MAIL:
      ITT Hartford Mutual Funds, Inc.
      Institutional Services
      P.O. Box 8416
      Boston, MA 02266-8416

ITT HARTFORD MUTUAL FUNDS                                                     17
--------------------------------------------------------------------------------

      SEND COURIER OR EXPRESS MAIL REQUESTS TO:
      Boston Financial Data Services
      Attn.: ITT Hartford Mutual Funds, Inc.
      Institutional Services
      Two Heritage Drive
      Quincy, MA 02171

    REDEEMING SHARES BY TELEPHONE.

    You may also redeem shares by telephone by calling 1-888-843-7824. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 P.M., Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, you may use electronic funds transfer to your assigned bank account through ACH.

    TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

    TELEPHONE REDEMPTIONS THROUGH ELECTRONIC FUNDS TRANSFER. If you have selected the option on your account application, you may use electronic funds transfer to your assigned bank account. Normally the electronic funds transfer is initiated on the business day after the redemption.

    REDEEMING SHARES THROUGH YOUR BROKER. The Distributor has made arrangements to redeem Fund shares from brokers on behalf of their customers. Brokers may charge for that service. The Distributor, acting as agent for the Fund, stands ready to redeem each Fund's shares upon orders from brokers at the offering price next determined after receipt of the order.

    The Transfer Agent may delay forwarding a check or processing a payment for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased.

    You may be charged a fee of up to $8 for wire transfers of redemption proceeds of less than $50,000, which will be deducted from such proceeds. There is no fee for ACH transfers.
                             HOW TO EXCHANGE SHARES
    Class Y shares of a Fund may be exchanged for Class Y shares of another Fund at net asset value per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of the other Fund. Exchanges may be requested in writing or by telephone.

    For written exchange requests you should submit a ITT Hartford Mutual Funds exchange request form, signed by all owners of the account. Send the form to the Transfer Agent at the addresses listed in "How to Sell Shares."

    For telephone exchange requests you should call 1-888-843-7824. Telephone exchanges may be made only between accounts that are registered with the same names and address.

    All exchanges are subject to the following restrictions:

    The Fund you are exchanging into must be registered for sale in your state.

    You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

    You may only exchange your Class Y shares for Class Y shares of another
Fund.

    The minimum amount you may exchange from one Fund into another is $500 or the entire balance if less.

    Each Fund reserves the right to refuse or delay exchanges by any person or group if, in HIMCO's or Wellington Management's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

    Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

    Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

    Shares are normally redeemed from one Fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.
                        DETERMINATION OF NET ASSET VALUE

    THE NET ASSET VALUE PER SHARE is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The assets of each Fund

18                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

(except the Money Market Fund) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.
                     SHAREHOLDER ACCOUNT RULES AND POLICIES

    THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors or HIMCO at any time the Board or HIMCO believes it is in the Fund's best interest to do so.

    TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

    THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine. If the Company does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise the Company will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.
    PURCHASE, REDEMPTION OR EXCHANGE REQUESTS will not be honored until the Transfer Agent receives all required documents in proper form.

    SHARE CERTIFICATES will not be issued for the Company's shares.

    BROKERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.

    ALL OF YOUR PURCHASES MUST BE MADE IN U.S. DOLLARS and checks must be drawn on U.S. banks and made payable to ITT Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

    PAYMENT FOR REDEEMED SHARES is forwarded ordinarily by check or by electronic funds transfer (as elected by the shareholder) within 7 calendar days after the business day on which the Transfer Agent receives redemption instructions in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a broker-dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 15 CALENDAR DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY CERTIFIED CHECK. IF THE PURCHASE PAYMENT DOES NOT CLEAR, YOUR PURCHASE WILL BE CANCELED AND YOU COULD BE LIABLE FOR ANY LOSSES OR FEES THE FUND OR ITS TRANSFER AGENT HAVE INCURRED.

    UNDER UNUSUAL CIRCUMSTANCES shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "Purchase and Redemption of Shares" in the Statement of Additional Information for more details.

    "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

    THE COMPANY DOES NOT CHARGE A TRANSACTION FEE, but if your broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent.
                         INVESTOR INFORMATION SERVICES

    The Fund provides 24-hour information services via a toll-free number on fund yields, prices and account balances.

    In addition, telephone representatives are available during normal business hours (8:00 A.M. to 6:00 P.M. Eastern Time) to provide the information and services you need.

    Confirmation statements will be generated after every transaction, (except reinvestments, automatic investments and automatic payroll investments) that affect your account

ITT HARTFORD MUTUAL FUNDS                                                     19
--------------------------------------------------------------------------------

balance or your account registration. Quarterly consolidated account statements will be sent for all accounts. It is the responsibility of the shareholder to review the accuracy of transactions and to notify the transfer agent of any errors within 15 days of the date of the confirmation. Financial reports will be generated for the Fund every six months.

    Call 1-888-843-7824 if you need additional copies of financial reports or historical account information. There may be a small charge for historical account information for prior years.
                            MANAGEMENT OF THE FUNDS
                              MANAGEMENT SERVICES

    HIMCO serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement dated July 22, 1996. As of September 30, 1996, HIMCO and its affiliates held discretionary management authority with respect to approximately $48.2 billion of client assets. HIMCO has overall investment supervisory responsibility for each Fund and is responsible for the day to day investment decisions with respect to the assets of the Bond Fund and the Money Market Fund. In addition, HIMCO will provide administrative personnel, services, equipment and facilities and office space for proper operation of the Company. HIMCO has contracted with Wellington Management for the provision of day to day investment management services to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund in accordance with each Fund's investment objective and policies. Each Fund pays a fee to HIMCO, a portion of which may be used to compensate Wellington Management.
                                MANAGEMENT FEES

MONEY MARKET FUND.

    The Money Market Fund pays a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.50%
Next $500,000,000.................................       0.45%
Amount Over $1 Billion............................       0.40%

BOND INCOME STRATEGY FUND.

    The Bond Income Strategy Fund pays a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.65%
Next $500,000,000.................................       0.55%
Amount Over $1 Billion............................       0.50%

SMALL COMPANY FUND AND INTERNATIONAL OPPORTUNITIES FUND.

    The Small Company Fund and International Opportunities Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.85%
Next $500,000,000.................................       0.75%
Amount Over $1 Billion............................       0.70%

CAPITAL APPRECIATION FUND AND STOCK FUND.

    The Capital Appreciation Fund and Stock Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.80%
Next $500,000,000.................................       0.70%
Amount Over $1 Billion............................       0.65%

DIVIDEND AND GROWTH FUND AND ADVISERS FUND.

    The Dividend and Growth Fund and Advisers Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.75%
Next $500,000,000.................................       0.65%
Amount Over $1 Billion............................       0.60%

    HIMCO, Hartford Plaza, Hartford, Connecticut 06115, is an indirect wholly-owned subsidiary of The Hartford and was organized under the laws of Connecticut in 1981. The Hartford is a holding company for various insurance related subsidiaries including Hartford Fire Insurance Company, one of the largest insurance carriers in the United States. HIMCO also serves as investment adviser to several other SEC registered funds sponsored by The Hartford affiliates and which are primarily available through the purchase of variable annuity or variable life contracts.

    Certain officers of the Funds are also officers and directors of HIMCO; Joseph H. Gareau, President and a Director of the Company, is a Director and the President of HIMCO; Andrew W. Kohnke, Vice President of the Company, is a Managing Director and Director of HIMCO; J. Richard Garrett, Vice President and Treasurer of the Company, is the Treasurer of HIMCO; and Charles M. O'Halloran, Vice

20                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

President, Secretary and General Counsel of the Company, is a Director, Secretary and General Counsel of HIMCO.
                        INVESTMENT SUB-ADVISORY SERVICES

    Wellington Management serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, and Advisers Fund pursuant to a sub-advisory agreement, dated as of July 22, 1996.

    In connection with its service as sub-adviser to these Funds, Wellington Management makes all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the general supervision of the Company's Board of Directors and HIMCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management regularly furnishes reports to the Company's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    For services rendered to these Funds, Wellington Management charges a quarterly fee to HIMCO. The Funds will not pay Wellington Management's fee nor any part thereof, nor will the Funds have any obligation or responsibility to do so. Wellington Management has agreed to waive a portion of its fees during the start-up phase of the Funds as described in the SAI. Wellington Management's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund that it advises:

SMALL COMPANY FUND, CAPITAL APPRECIATION FUND AND INTERNATIONAL OPPORTUNITIES FUND.

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $50,000,000.................................      0.40%
Next $100,000,000.................................      0.30%
Next $350,000,000.................................      0.25%
Next $500,000,000.................................      0.20%
Over $1 Billion...................................     0.175%

DIVIDEND AND GROWTH FUND, STOCK FUND AND ADVISERS FUND.

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $50,000,000.................................     0.325%
Next $100,000,000.................................      0.25%
Next $350,000,000.................................      0.20%
Next $500,000,000.................................      0.15%
Over $1 Billion...................................     0.125%

    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 1996, Wellington Management held discretionary management authority with respect to approximately $123 billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.
                               PORTFOLIO MANAGERS

    Kenneth L. Abrams, Senior Vice President of Wellington Management, serves as portfolio manager to the Small Company Fund. Mr. Abrams has been an emerging company research analyst with Wellington Management since 1986 and, in addition, has been a portfolio manager with Wellington Management since 1990.

    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

    The International Opportunities Fund is managed by Wellington Management's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of Wellington Management. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining Wellington Management in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with Wellington Management since 1990.

    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a quantitative research analyst with Wellington Management since 1986, and took on portfolio management responsibilities in 1987.

    The Advisers Fund is managed by Paul D. Kaplan, Senior Vice President of Wellington Management, and Rand L. Alexander. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982 and manages the fixed income component of the Advisers Fund. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.

    The Bond Income Strategy Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO and Assistant Vice President of Hartford Life Insurance

ITT HARTFORD MUTUAL FUNDS                                                     21
--------------------------------------------------------------------------------

Company, joined The Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining The Hartford, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over fifteen years of experience with fixed income investments.
                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and /or Wellington Management believe that such a disposition is in the Fund's best interest. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains; distributions derived from such gains may be treated as ordinary income for Federal income tax purposes. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary from year to year, it is anticipated that each Fund's portfolio turnover rate will not exceed 100% except the Bond Income Strategy Fund which is estimated to be approximately 200%.
                             BROKERAGE COMMISSIONS

    Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers who sell shares of the Company. HIMCO or Wellington Management may also select an affiliated broker-dealer to execute transactions for the Company, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.
                            DIVIDENDS, CAPITAL GAINS
                                   AND TAXES

    DIVIDENDS.

    Each Fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, and Stock Fund will be declared and paid annually; dividends from the net investment income of the Dividend and Growth Fund and Advisers Fund will be declared and paid semi-annually; dividends from the net investment income of the Bond Income Strategy Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

    DISTRIBUTION OPTIONS.

    When you open your account, specify on your application how you want to receive your distributions. For ITT Hartford Mutual Funds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

    REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the Fund.

    REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions by check or sent to your bank account.

    REINVEST CAPITAL GAINS ONLY. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account.

    RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gain distributions or have them sent to your bank.

    TAXES.

    If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long term capital gains are taxable as long term capital gains when distributed to shareholders. It does not matter how long you hold your shares. Dividends paid from short term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

    "BUYING A DIVIDEND". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

22                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

    TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.
    RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

    This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.
                  OWNERSHIP AND CAPITALIZATION OF THE COMPANY
                                 CAPITAL STOCK
    As of the date of this Prospectus, the authorized capital stock of the Company consisted of the following shares of a par value of $.001 per share:
Small Company Fund, 300 million; Capital Appreciation Fund, 300 million; International Opportunities Fund, 300 million; Stock Fund, 300 million; Dividend and Growth Fund, 300 million; Advisers Fund, 400 million; Bond Income Strategy Fund, 300 million; and Money Market Fund, 800 million.

    The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of three classes of shares of each of the Funds (except the Money Market Fund), designated as Class A, Class B and Class Y shares. Class A and Class Y shares have been authorized for the Money Market Fund. The shares of each class represent an interest in the same portfolio of investments of the respective Funds and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges, distribution and transfer agency fees and related expenses, different exchange privileges and each class has exclusive voting rights with respect to its respective Rule 12b-1 plan.
                                     VOTING

    Each shareholder is entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law.
                              GENERAL INFORMATION
                            REPORTS TO SHAREHOLDERS

    The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.
                                  DISTRIBUTOR

    Hartford Securities Distribution Company, Inc., P.O. Box 2999, Hartford, CT 06104-2999 serves as distributor to the Company.
                                 TRANSFER AGENT

    Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA. 02171, serves as transfer agent to the Company.
                                   CUSTODIAN

    State Street Bank and Trust Company serves as custodian of each Fund's assets.
                              CLASS A AND B SHARES

    In addition to Class Y shares, the Company also offers Class A and Class B shares. Class A and B shares are available to individual investors. Class A and B shares generally have operating expenses similar to Class Y shares, except for certain sales charges and distribution and transfer agent fees. Please call 1-888-843-7824 for additional information on the purchase of Class A or B shares.
                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

    For additional information, write to ITT Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA. 02266-8416, or call 1-888-843-7824.

ITT HARTFORD MUTUAL FUNDS                                                     23
--------------------------------------------------------------------------------

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.

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
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
                 (This page has been left blank intentionally.)

                                     PART B

                ITT HARTFORD MUTUAL FUNDS, INC.  (the "Company")


                         ITT HARTFORD MONEY MARKET FUND
                         CLASS A AND CLASS Y SHARES ONLY


                        ITT HARTFORD SMALL COMPANY  FUND
                     ITT HARTFORD CAPITAL APPRECIATION FUND
                  ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                             ITT HARTFORD STOCK FUND
                      ITT HARTFORD DIVIDEND AND GROWTH FUND
                           ITT HARTFORD ADVISERS FUND
                     ITT HARTFORD BOND INCOME STRATEGY FUND
                      CLASS A,  CLASS B AND CLASS Y SHARES



                                  P.O. Box 8416
                             Boston, MA   02266-8416
                                 1-888-843-7824


     This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Company's Class A and Class B prospectus and Class Y prospectus. To obtain a free copy of either prospectus send a written request to: ITT Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416 or call the number listed above.


Date of Prospectus:  January 22,  1997
Date of Statement of Additional Information:  January 22,  1997

TABLE OF CONTENTS                                                           PAGE


     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . -1-

     INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . -1-

     MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . .-17-

     INVESTMENT ADVISORY ARRANGEMENTS. . . . . . . . . . . . . . . . . . . - 27-

     FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 30-

     DISTRIBUTION ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . . - 30-

     DISTRIBUTION FINANCING PLANS. . . . . . . . . . . . . . . . . . . . . - 31-

     PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . . . - 33-

     DETERMINATION OF NET ASSET VALUE. . . . . . . . . . . . . . . . . . . - 35-

     PURCHASE AND REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . - 36-

     INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . - 38-

     TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 47-

     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 51-

     TRANSFER AGENT SERVICES . . . . . . . . . . . . . . . . . . . . . . . - 51-

     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. . . . . . . . . . . . . . . - 51-

     OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . - 51-

     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . - 51-

     APPENDIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 52-

                               GENERAL INFORMATION

     ITT Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company consisting of eight separate diversified portfolios (each a "Fund" or together the "Funds"). This SAI relates to all eight Funds. The Hartford Investment Management Company, Inc. ("HIMCO") is the investment adviser to each Fund. HIMCO is an indirect wholly owned subsidiary of ITT Hartford Group, Inc., ("ITT Hartford") an insurance holding company with approximately $94 billion in assets. In addition, Wellington Management Company ("Wellington Management") is a sub-adviser to several of the Funds.


                       INVESTMENT OBJECTIVES AND POLICIES

A.   FUNDAMENTAL RESTRICTIONS OF THE FUNDS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940 (the "1940 Act"), and as used in the Prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

     The investment objective, investment style and certain investment policies of each Fund are set forth in the Prospectus. Set forth below are the fundamental investment policies applicable to each Fund followed by the non-fundamental policies applicable to each Fund.

     Each Fund may not:

     1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements and mortgage dollar rolls for which a segregated account has been established to cover such transactions or for which an offsetting position has been established by the Fund, are not deemed to be issuances of senior securities.

     2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this restriction, reverse repurchase agreements, mortgage dollar rolls, short sales against the box, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending shall not constitute borrowing.

     3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

     4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g. real estate investment trusts)
(iii) invest in securities that are secured by real estate or interests therein,
(iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships.

     5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies.

     6. Make loans, except that a Fund (i) may lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into fully collateralized repurchase agreements, and (iii) purchase debt obligations in which the Fund may invest consistent with its investment policies.

     7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or authorities.

     In addition, each Fund will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

     (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section.

     In order to permit the sale of shares of the Funds in certain states, the Board of Directors may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board of Directors may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, in its sole discretion, revoke such policy.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

     The following restrictions are designated as non-fundamental and may be changed by the Board of Directors without the approval of shareholders.

     Each Fund  may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account or securities lending arrangements.
The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options is not deemed to be a pledge or other encumbrance.

     2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities (except short sales against the box) or maintain a short position. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities which are illiquid if, as a result of any such purchase, more than 15% of its net assets (10% for the Money Market Fund) would consist of such securities.

     4. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets.

     5. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

     6. Invest for the purpose of exercising control over or management of any company.

     7. To the Company's knowledge, purchase or retain securities of an issuer if one or more of the directors or officers of the Company or directors or officers of HIMCO or Wellington Management or any investment management subsidiary of HIMCO or Wellington Management individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

     8. Invest more than 5% of total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

     9. Invest in real estate limited partnership interests except interests in Real Estate Investment Trusts.

     10. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For purposes of this restriction, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     11. Write covered call options with respect to more than 25% of the value of its total assets; invest more than 25% of its total assets in protective put options; or invest more than 5% of its total assets in options other than protective put or covered call options. The aggregate value of premiums paid on all options held by the Fund at any time will not exceed 20% of the Fund's total assets.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

MISCELLANEOUS INVESTMENT PRACTICES

A further description of certain of the policies described in the Prospectus is set forth below.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

     In addition to the Money Market Fund which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100 % of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.

     Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

REPURCHASE AGREEMENTS

     Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements and monitors on a quarterly basis HIMCO and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.

     HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

     A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents, U.S. government securities or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. A Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 331/3% of the value the Fund's total assets.

DEBT SECURITIES

     Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities and mortgage-related securities, including collateralized mortgage obligations ("CMO's") (Advisers Fund and Bond Income Strategy Fund only); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers.

INVESTMENT GRADE DEBT SECURITIES

     Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as
"investment  grade securities."   Each rating category has within it different
gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

HIGH YIELD-HIGH RISK SECURITIES

     Each of the Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund, Small Company Fund, Stock Fund, and Advisers Fund is permitted to invest up to 5% of its assets in securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Bond Income Strategy Fund is permitted to invest up to 30% of its assets in securities rated in the highest level below investment grade (i.e., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of
comparable quality by HIMCO.   Securities rated below investment grade are
commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

MORTGAGE-RELATED SECURITIES

     The mortgage-related securities in which the Advisers Fund and the Bond Income Strategy Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the
parties involved.   These securities may also be subject to prepayment risk.
The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluating the risks associated with prepayment and determining the rate at which prepayment is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which each Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates. See "Illiquid Securities."

     Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S. Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

ASSET-BACKED SECURITIES

     The Advisers Fund, the Bond Income Strategy Fund and the Money Market Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

EQUITY SECURITIES

     Each Fund except the Bond Income Strategy Fund and Money Market Fund may invest all or a portion of their assets in equity securities which include common stocks, preferred stocks (including convertible preferred stock) and
rights to acquire such securities.   In addition, these Funds may invest in
securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

SMALL CAPITALIZATION SECURITIES

     All Funds except the Money Market Fund and Bond Income Strategy Fund may invest in equity securities which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

NON-U.S. SECURITIES

     Each Fund is permitted to invest a portion of its assets in non-U.S. securities, including, in the case of permitted equity investments, American
Depositary Receipts ("ADRs")  and Global Depositary Receipts  ("GDRs").   ADRs
are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange,
or in  an over-the-counter  market,  and are denominated in U.S. dollars.   GDRs
are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, HIMCO or Wellington
Management will evaluate the economic   and  political  climate  and  the
principal  securities  markets  of  the country in which an issuer is located.

     The Advisers Fund, International Opportunities Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing
lenders  in connection with  debt restructuring.   Agreements  implemented
under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories. See also "High Yield-High Risk Securities."

     Investing in securities issued by non-U.S. companies involves considerations and potential risks not typically associated with investing in obligations issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     Although the International Opportunities Fund will focus on companies that operate in established markets, from time to time the Fund may invest up to 25% of its assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

CURRENCY TRANSACTIONS

     Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps,
exchange-listed  and  over-the-counter   ("OTC")  currency  futures contracts
and options thereon and exchange listed and  OTC options on  currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among
two  or more currencies.  See   "Swap   Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

     In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     A Fund may write covered options and purchase put and call options on
individual   securities as  a partial hedge  against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

     A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

     To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

     The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S.
securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities and in circumstances consistent with a Fund's investment objectives and policies.

     Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain with a custodian cash or high-grade, liquid short-term debt securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or high-grade, liquid short-term debt securities equal in value to the deficiency.

     To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "BONA FIDE hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the
Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%.

     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the

Code. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all.

SWAP AGREEMENTS

     Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     The Funds will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained by the Company's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Directors, to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid securities.

     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor. These activities are commonly used when managing derivative investments.

ILLIQUID SECURITIES

     Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase more than 10% of Money Market Fund's net assets or 15% of each other Fund's net assets would consist of such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors. A Fund may not be able to sell illiquid securities when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

     Under current interpretations of the SEC Staff, the following types of securities in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, cash, U.S. Government securities or other liquid, high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

OTHER INVESTMENT COMPANIES

     Each Fund is permitted to invest in other investment companies. The investment companies in which a Fund would invest may or may not be registered
under the 1940 Act.   Securities in certain countries are currently accessible
to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act, a Fund will not purchase a security of an investment company if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund; or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

PORTFOLIO SECURITIES LENDING

     Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower will be required to deposit as collateral, cash, cash equivalents, U.S. government securities or other high quality liquid debt securities that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) the loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of any Fund is not more than 33 1/3% of the Fund's total assets taken at the time of the loan.

                            MANAGEMENT OF THE COMPANY

     The directors and officers of the Fund and their principal business occupations for the last five years are set forth below. Those directors who are deemed to be "interested persons" of the Company, as that term is defined in the 1940 Act are indicated by an asterisk next to their respective names.


Name, Address, Age and Position with the Company
------------------------------------------------

JOSEPH ANTHONY BIERNAT (age 69)
Director
30 Hurdle Fence Drive
Avon, CT 06001

Mr. Biernat served as Senior Vice President and Treasurer of United Technologies Corporation from 1984 until March, 1987, when he retired. He subsequently served as Executive Vice President of Boston Security Counselors, Inc., Hartford, Connecticut (1988-1989), and served as Vice President-Client Services of Wright Investors' Service, Bridgeport, Connecticut (1989-1990). Mr. Biernat presently is consulting to organizations on financial matters, with the majority of time spent with T.O. Richardson & Co., Farmington, Connecticut.

WINIFRED ELLEN COLEMAN (age  64)
Director
27 Buckingham Lane
West Hartford, CT 06117

Ms. Coleman has served as President of Saint Joseph College since 1991. Director of Lemoyne College and St. Francis Hospital.

JOSEPH HARRY GAREAU* (age 50)
Director and President
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Gareau has served as Executive Vice President and Chief Investment Officer of ITT Hartford Insurance Group since April, 1993. Formerly, he served as Senior Vice President and Chief Investment Officer/Property-Casualty Division (September, 1992 - April, 1993) and Vice President (October, 1987 - September,
1992). Director and the President of HIMCO. Director of Hartford Fire Insurance Company since April, 1993.

WILLIAM ATCHISON O'NEILL (age 66)
Director
Box 360
East Hampton, CT 06424

The Honorable William A. O'Neill served as Governor of the State of Connecticut from 1980 until 1991. He is presently retired.

MILLARD HANDLEY PRYOR, JR.  (age 64)
Director
90 State House Square
Hartford, CT 06103

Mr. Pryor has served as Managing Director of Pryor & Clark Company, Hartford, Connecticut, since June, 1992. He served as Chairman Chief Executive Officer of Corcap, Inc. from 1988-1992. Director of Pryor & Clark Company, Corcap, Inc., The Wiremold Company, Hoosier Magnetics, Inc., Infodata Systems, Inc., Pacific Scientific Corporation and Fibralock, Inc.

LOWNDES ANDREW SMITH* (age 57)
Director and Chairman
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Smith has served as President of the Hartford Life Insurance Companies since January, 1989. He was formerly Senior Vice President and Group Comptroller of the Hartford Insurance Group from 1987-1989. Director of Connecticut Children's Medical Center since 1993 and Director of American Counsel of Life Insurance since 1990.

JOHN KELLEY SPRINGER (age 65)
Director
55 Farmington Avenue
Hartford, CT 06105

Mr. Springer has served as Chief Executive Officer of Connecticut Health System, Inc. since September, 1989. Formerly, he served as the Chief Executive Officer of Hartford Hospital, Hartford, Connecticut (June, 1971 - August, 1989). Director of Hartford Hospital, Connecticut Health System, Inc., Medspan (Chairman), Hospital Research

Development Institute, and CHS Insurance Ltd. (Chairman).


PETER CUMMINS (age 58)
Vice President
Hartford Plaza
Hartford, CT 06115

Mr. Cummins has been Vice President of sales and marketing of the Individual Life and Annuity Division of ITT Hartford Insurance Group-Life Companies since 1989.





JAMES RICHARD GARRETT (age 52)
Vice President and Treasurer
Hartford Plaza
Hartford, CT 06115


Mr. Garrett has served as a Vice President of ITT Hartford Insurance Group since 1989 and as Treasurer since 1983. Mr. Garrett is also the Treasurer of HIMCO.


JOHN PHILLIP GINNETTI (age 51)
Vice President
P.O. Box 2999
Hartford, CT 06104-2999


Mr. Ginnetti has served as Executive Vice President and Director of Asset Management Services, a division of ITT Hartford Insurance Group-Life Companies, since 1994. From 1988 to 1994 he served as Senior Vice President and Director of the Individual Life and Annuities Division, also a division of ITT Hartford Insurance Group-Life Companies.





ANDREW WILLIAM KOHNKE (age 38)
Vice President
P.O. Box 2999
Hartford, CT 06104-2999


Mr. Kohnke has served as a Vice President since 1992, and as an Investment Manager since 1983, of the ITT Hartford Insurance Group-Life Companies. Mr. Kohnke is also a Director and Managing Director of HIMCO.


THOMAS MICHAEL MARRA (age 38)
Vice President
 P.O. Box 2999
Hartford, CT 06104-2999

Mr. Marra has served as a Executive Vice President since 1996, as Senior Vice President since 1994, and as Director of the Individual Life and Annuity Division of ITT Hartford Insurance Group-Life Companies, since 1980.


CHARLES MINER O'HALLORAN (age 50)
Vice President, Secretary and General Counsel
Hartford Plaza
Hartford, CT 06115


Mr. O'Halloran has served as a Vice President since December, 1994, and as Senior Associate General Counsel since 1988 and Corporate Secretary since 1996 of ITT Hartford Insurance Group. Mr. O'Halloran is also a Director, Secretary and General Counsel of HIMCO.


GEORGE RICHARD JAY (age 45)
Controller
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Jay has served as Secretary and Director, Life and Equity Accounting and Financial Control, of ITT Hartford Insurance Group-Life Companies since 1987.

KEVIN J. CARR (age 42)
Assistant Secretary
Hartford Plaza
Hartford, CT 06115

Mr. Carr has served as Counsel since November 1996 and Associate Counsel since November 1995, of ITT Hartford Group, Inc. Formerly he served as Counsel of Connecticut Mutual Life Insurance Company from March 1995 to November 1995, Associate Counsel of 440 Financial Group of Worcester from 1994 to 1995 and Corporate Counsel-General Manager of Parker Media, a Hartford-based publishing company, from 1990-1994.

JAMES CUBANSKI  (age 36)
Assistant Secretary
Hartford Plaza
Hartford, CT 06115

Mr. Cubanski has served as Director of Tax Administration of ITT Hartford Insurance Group since July, 1995. Formerly he served as Director of Federal Tax Administration (July, 1993 - July, 1995) and Manager of Federal Taxes (February, 1991 - July, 1993).


     An Audit Committee and Nominating Committee have been appointed for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company.

     All Board members and officers of the Fund are also board members and
officers of the following registered investment companies:   Hartford Capital
Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Stock Fund, Inc., Hartford Index Fund, Inc., Hartford Advisers Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Bond Income Strategy Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford International Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., HVA Money Market Fund, Inc. and the Hartford Small Company Fund, Inc. Shares of each of these investment companies are offered to and may only be purchased by holders of variable annuity and variable life insurance contracts issued by ITT Hartford
and its affiliates.   In addition, each Board member and officer serves in a
similar capacity for the Hartford Money Market Fund, Inc. a money market fund sold directly to the public although its shareholders are predominantly representatives of ITT Hartford (or its affiliates) who use that Fund as a sweep
account.   Each of the Directors and principal officers affiliated with the Fund who is also an affiliated person of HIMCO or Wellington Management is named above, together with the capacity in which such person is affiliated with the Fund, HIMCO or Wellington Management.


COMPENSATION OF OFFICERS AND DIRECTORS. The Company pays no salaries or compensation to any of its officers or directors affiliated with ITT Hartford. The chart below sets forth the fees paid or expected to be paid by the Company to the non-interested Directors and certain other information:

                  JOSEPH A.   WINIFRED E.    WILLIAM A.   MILLARD H.     JOHN K.
                   BIERNAT     COLEMAN        O'NEILL       PRYOR       SPRINGER

COMPENSATION
RECEIVED FROM
COMPANY            $6,100      $6,100         $6,100       $6,100        $6,100


PENSION OR
RETIREMENT
BENEFITS ACCRUED
AS FUND EXPENSE       $0         $0             $0           $0           $0


TOTAL
COMPENSATION
FROM COMPANY
AND COMPLEX
PAID TO
DIRECTORS*        $23,250     $20,250        $23,250      $23,250       $23,250


       -----------------

* As of December 31, 1996, there were twenty-one funds in the Complex (including the Funds). The total compensation paid per Complex is comprised of the amount paid to each Director during the 1996 fiscal year.


OTHER INFORMATION ABOUT THE COMPANY. The Company was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 3 billion
shares of common stock, par value $0.001 per share (Common Stock).   The shares
of Common Stock are divided into eight series: Small Company Fund (300,000,000 shares); Capital Appreciation Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Dividend and Growth Fund (300,000,000 shares); Advisers Fund (400,000,000 shares); Bond Income Strategy Fund (300,000,000) and Money Market Fund (800,000,000 shares). The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Fund. The Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the Directors have authorized the issuance of three classes of shares of each of the Funds, except for the Money Market Fund, designated in each instance as Class A, Class B and Class Y shares. The Directors have authorized only two classes of shares for the Money Market Fund - Class A and Class Y shares.

     As of December 31, 1996, the following persons held an interest in the following funds equal to 5% or more of such Fund's outstanding shares:



                                           CLASS A        CLASS B        CLASS Y

                                           --------       -------        -------
Small Company Fund
------------------
Hartford Investment Management             73.70%                         7.51%
Company
Hartford, CT

Wellington Management Company,                                           92.27%
LLP
Boston, MA

Barbara A. Long and Stephen D.                            11.74%
Long
Damascus, PA

Frank Downes Construction Co.                             10.30%
New Britain, CT
Karel Prochazka and Stasha 8.28%
Prochazka
Berthoud, CO

NFSC FEBO #0C8-773468                                      7.57%
NFSC/FMTC IRA Rollover
FBO Charles C. O'Keefe
Middleton, MA

State Street Bank & Trust                                  7.17%
Cust for the IRA of Martha O.
Tant
Wilson, NC

Lucy A. Tardette                                           5.16%
Hartford, CT

Capital Appreciation Fund
-------------------------

Hartford Investment Management             46.47%                         6.11%
Company
Hartford, CT

Wellington Management Company,                                           93.72%
LLP
Boston, MA

Richard A. Stermer Charitable               5.91%
Remainder Unitrust DTD 8-16-96
Richard A. Stermer, Trustee
Omaha, NE

Ace Supply Co., Inc.                                      14.83%
Profit Sharing Plural Trust U/A
DTD 2/21/79
Minneapolis, MN

William F. Roberts                                         6.67%
Bloomington, MN

Martha B. Rider                                            6.17%
Maryville, TN

International Opportunities Fund
---------------------------------
Hartford Investment Management             75.77%                         8.09%
Company
Hartford, CT

Wellington Management Company,                                           91.66%
LLP
Boston, MA
Karel Prochazka and Stasha                                25.21%
Prochazka
Berthoud, CO

Edward D. Jones & Co. F/A/O                               15.89%
Rayne Dessayer
Maryland Heights, MO

NFSC FEBO #0C8-773468                                     11.47%
NFSC/FMTC IRA Rollover
FBO Charles C. O'Keefe
Middleton, MA

Edward D. Jones & Co. F/A/O                                7.00%
Edward D. Jones & Co. Custodian
FBO Frank Westenkirchner IRA
Maryland Heights, MO

Tri-City Electronics                                       6.12%
Conover, NC

Stock Fund
----------
Hartford Investment Management             56.59%                        12.37%
Company
Hartford, CT

Wellington Management Company,                                           87.25%
LLP
Boston, MA

Edward D. Jones & Co. F/A/O                                7.99%
Bluff Equipment
Maryland Heights, MO

PJH Prime Account                                          7.81%
Freeway Properties Inc.
Bloomington, MN

PJH Prime Account                                          7.35%
A/W/R/S Hollinbeck TTEE
Adeline Hollinbeck Trustee
Edina, MN

Dividend and Growth Fund
Hartford Investment Management             57.35%                        15.23%
Company
Hartford, CT

Wellington Management Company,                                           84.31%
LLP
Boston, MA

Edward D. Jones & Co. F/A/O                               14.45%
Bluff Equipment
Maryland Heights, MO
J.C. Bradford & Co. Cust FBO                               7.30%
Margaret C. Kosmanski, TTEE
Nashville, TN

Edward D. Jones & Co. F/A/O                                5.37%
Edward D. Jones & Co. Custodian
FBO Timothy W. Beacham IRA
Maryland Heights, MO

NFSC FEBO #0C8-773468                                      5.29%
NFSC/FMTC IRA Rollover
FBO Charles C. O'Keefe
Middleton, MA

Advisers Fund
-------------
Hartford Investment Management             78.16%                        15.63%
Company
Hartford, CT

Wellington Management Company,                                           83.89%
LLP
Boston, MA

Bond Income Strategy Fund
-------------------------

Hartford Investment Management             97.90%                        96.99%
Company
Hartford, CT

Edward D. Jones & Co. F/A/O                               38.54%
Edward D. Jones & Co. Custodian
FBO Mark R. Sackfield IRA
Maryland Heights, MO

Edward D. Jones & Co. F/A/O                               28.51%
Edward D. Jones & Co. Custodian
FBO Clifton E. Ange, Jr. IRA
Maryland Heights, MO

Edward D. Jones & Co. F/A/O                               21.80%
Barbara V. French
Maryland Heights, MO

Money Market Fund
-----------------
Hartford Investment Management             95.31%        N/A             45.69%
Company
Hartford, CT

Boston Financial Data Services                                           54.31%
Audit Account
Quincy, MA

     The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Directors and accountants. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. The Company and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which the Company is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company's outstanding shares. Each Fund's shares are fully paid, and nonassessable and, when issued, have no preference, preemptive, conversion or similar rights and are freely transferable.

     The Company's Articles of Incorporation provide that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by Maryland law and the federal securities laws. The Company's Bylaws provide that the Fund shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such Director, officer or employee, directly or indirectly, by reason of being or having been a Director, officer or employee of the Company. Neither the Articles of Incorporation nor the Bylaws authorize the Company to indemnify any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

INVESTMENT ADVISORY ARRANGEMENTS

     The Company, on behalf of each Fund, has entered into an investment advisory agreement with the Hartford Investment Management Company, Inc. ("HIMCO"). The investment advisory agreement provides that HIMCO, subject to the supervision and approval of the Company's Board of Directors, is responsible for the management of each Fund. HIMCO is responsible for the day-to-day investment and reinvestment of the assets of the Bond Income Strategy Fund and Money Market Fund. In connection with its management of the Bond Income Strategy Fund and Money Market Fund, HIMCO provides investment research and supervision of the investments held by a Fund and conducts a continuous program of investment and reinvestment of the Funds' assets, in accordance with the investment objectives and policies of a Fund. HIMCO also furnishes the Funds such statistical information, with respect to the investments which the Funds may hold or contemplate purchasing, as the Fund may reasonably request. HIMCO will apprise the Fund of important developments materially affecting any of the Funds and furnish the Funds from time to time with such information as HIMCO may believe appropriate for this purpose. In addition, HIMCO will provide administrative personnel, services, equipment and facilities and office space for proper operation of the Company. Although HIMCO has agreed to arrange for the provision of additional services necessary for the proper operation of the Company, each Fund pays for these services directly.

     With respect to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund, HIMCO has entered into a subadvisory investment management
agreement with Wellington Management Company ("Wellington Management").   Under
the sub-advisory agreement, Wellington Management, subject to the general supervision of the Board of Directors and HIMCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.

     As provided by the investment advisory agreement, each Fund pays HIMCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value. HIMCO, not any Fund, pays the subadvisory fees of Wellington Management as set forth in the Prospectus. With respect to each Fund, Wellington Management will waive 100% of its fees until the assets of the Fund reach $100 million, and, thereafter, 50% of its fees until the assets of the Fund reach $500 million, and, thereafter, 25% of its fees until the assets of the Fund reach $1 billion.

     No person other than HIMCO or Wellington Management and their directors and employees regularly furnishes advice to the Funds with respect to the desirability of the Funds investing in, purchasing or selling securities. HIMCO and Wellington Management may from time to time receive statistical or other information regarding general economic factors and trends, from ITT Hartford and its affiliates.

     Securities held by any Fund may also be held by other funds and other clients for which HIMCO, Wellington Management or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by HIMCO or Wellington Management for one or more clients when one or more clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which HIMCO or Wellington Management act as an investment adviser, (including the Funds described herein) transactions in such securities will be made, insofar as feasible, for the respective funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HIMCO, Wellington Management or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      From Inception Date (July 22, 1996) through November 30, 1996 each Fund has paid the following advisory fees:


                      Fund Name                        Advisory Fees as of
                      ---------                             11/30/96
                                                            --------
           Small Company Fund                               $11,506
           Capital Appreciation Fund                        $12,671
           International Opportunities Fund                 $10,067
           Stock Fund                                       $10,887
           Dividend and Growth Fund                         $10,018
           Advisers Fund                                    $29,787
           Bond Income Strategy Fund                        $24,272
           Money Market Fund                                $18,499


     Until at least July 1, 1997 HIMCO or an affiliate of ITT Hartford has voluntarily and temporarily agreed to limit the expenses of each of the Funds by reimbursing each Fund after a certain level of total expenses has been incurred. The reimbursement details are disclosed in the fee table under Investor Expenses in the Prospectuses.

     Pursuant to the investment advisory agreement and the subadvisory investment agreement neither HIMCO nor Wellington Management is liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HIMCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIMCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.


     HIMCO, whose principal business address is at 690 Asylum Avenue, Hartford, Connecticut and whose mailing address is P.O. Box 2999, Hartford, Connecticut 06104, was organized in 1981. As of September 30, 1996, HIMCO and its affiliates had over $48.2 billion in assets under management. HIMCO is a wholly owned indirect subsidiary of ITT Hartford Group, Inc.

     Wellington Management Company, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 1996, Wellington Management had investment management authority with respect to approximately $123 billion in assets. Wellington Management is a Massachusetts General Partnership. The three managing general partners of Wellington are Robert W. Doran, Duncan M. McFarland and John R. Ryan.

     The investment management agreement and subadvisory investment agreement continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the Directors of the Company including a majority of the Directors who are not parties to an agreement or interested persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The contract automatically terminates upon assignment. The investment advisory agreement may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The subadvisory investment agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund upon 60 days' notice to HIMCO and Wellington Management, by HIMCO upon written notice to Wellington Management and by Wellington Management upon 90 days' written notice to HIMCO (with respect to that Fund only). The subadvisory investment agreement terminates automatically upon the termination of the corresponding investment advisory agreement.

     HIMCO may make payments from time to time from its own resources, which may include the management fees paid by the Company to compensate broker dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Funds including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.


                                  FUND EXPENSES

EXPENSES OF THE FUNDS.   Each Fund pays its own expenses including, without
limitation:  (i) expenses of maintaining the Fund and continuing its existence,
(ii) registration of the Fund under the Investment Company Act, (iii) auditing, accounting and legal expenses, (iv) taxes and interest, (v) governmental fees,
(vi) expenses of issue, sale, repurchase and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xiv) expenses for servicing shareholder accounts, (xv) any direct charges to shareholders approved by the Directors of the Fund, (xvi) compensation and expenses of Directors of the Fund who are not "interested persons" of the Fund, and (xvii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors and officers with respect thereto.


                            DISTRIBUTION ARRANGEMENTS

     Hartford Securities Distribution Company, Inc. ("HSD") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Company. HSD is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (NASD). Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with HSD. HSD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with
the SEC and qualifying them with state regulatory authorities.   The
Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. HSD is not obligated to sell any specific amount of shares of any Fund.


     HSD's principal business address is at Hartford Plaza, Hartford, Connecticut

06104 and its mailing address is at P.O. Box 2999, Hartford, Connecticut 06104. HSD was organized as a Connecticut Corporation on August 24, 1994, and is an indirect wholly-owned subsidiary of ITT Hartford.


                          DISTRIBUTION FINANCING PLANS

     The Company has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

     CLASS A PLAN

     Pursuant to the Class A Plan, a Fund may compensate HSD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing
Class A shareholders.   The expenses of a Fund pursuant to the Class A Plan are
accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. Up to .25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution
expenses.   All or any portion of this fee may be remitted to brokers who provide distribution or shareholder account services.

     CLASS B PLAN

     Pursuant to the Class B Plan, a Fund may pay HSD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, .75% of which is a fee for distribution financing activities and .25% of which is for shareholder account services. All or any portion of such fees may be remitted to brokers who assist in the distribution of Class B shares or provide maintenance and personal services to existing Class B shareholders. HSD will advance to dealers the first- year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HSD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HSD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HSD or its affiliates for shareholder accounts.

     The purpose of the 0.75% fee representing distribution payments to HSD under the Class B Plan is to compensate HSD for its distribution services to the Fund. HSD pays commissions to brokers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that HSD will receive all contingent deferred sales charges attributable to Class B shares.


GENERAL

     In accordance with the terms of the Plans, HSD provides to each Fund, for review by the Company's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

     The Plans were adopted by a majority vote of the Board of Directors, including at least a majority of Directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide. The Board of Directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).


      From Inception Date of the funds, July 22, 1996 through November 30, 1996, the following 12b-1 fees were paid to the Funds:



    FUND NAME                              12B-1 FEES (7/23/96 - 11/30/96)
    ---------                              -------------------------------
                                        CLASS A SHARES     CLASS B SHARES

Small Company Fund                               $4,019.38        $119.46
Capital Appreciation Fund                        $4,642.78        $342.64
International Opportunities Fund                 $3,529.13         $61.18
Stock Fund                                       $3,954.33        $408.35
Dividend and Growth Fund                         $3,965.68        $119.98
Advisers Fund                                   $11,779.46        $432.61
Bond Income Strategy Fund                       $11,159.82        $124.72

Money Market Fund                               $11,099.26        N/A


                      PORTFOLIO TRANSACTIONS AND BROKERage

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Board of Directors, HIMCO and Wellington Management are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest possible spread or commission. HIMCO and Wellington Management may direct brokerage transactions to broker/dealers who also sell shares of the Funds and the sale of shares of a Fund may be taken into account by HIMCO and Wellington Management when allocating brokerage transactions.

     HIMCO and Wellington Management will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Money Market Fund for such purchases or sales.

     From Inception Date of the Funds, July 22, 1996, through November 30, 1996, the brokerage commissions paid were as follows:



             FUND NAME                           BROKERAGE COMMISSIONS
             ---------                           ---------------------
     Small Company Fund                                       $7,641.28
     Capital Appreciation Fund                               $17,008.17
     International Opportunities Fund                        $57,348.08
     Stock Fund                                               $3,284.50
     Dividend and Growth Fund                                 $4,370.14
     Advisers Fund                                            $5,763.00
     Bond Income Strategy Fund                                  N/A
     Money Market Fund                                          N/A

     While HIMCO and Wellington Management (as applicable) seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such supplemental research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by HIMCO and Wellington Management under the investment advisory agreement or the sub-investment advisory agreement. The expenses of HIMCO and Wellington Management will not necessarily be reduced as a result of the receipt of such supplemental information. HIMCO and Wellington Management may use such supplemental research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

     Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of the Company's Board of Directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in whatever manner HIMCO or Wellington Management deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).


                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each Fund is determined by Hartford Life Insurance Company, ("Hartford Life") an affiliate of ITT Hartford, in the manner described in the Funds' Prospectus. The Funds will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities held by each Fund other than the Money Market Fund will be valued as follows: Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other Funds' short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices . Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Directors.

     The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

     The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Company's Board of Directors periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the Board of Directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities).

     A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. Class B, Class Y shares and Money Market Fund shares are offered at net asset value without the imposition of an initial sales charge.


                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account--How to Buy Shares" in the Funds' Prospectus.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account-- How to Redeem Shares" in the Funds' Prospectus.

     RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors Rights of Accumulation under which investors are permitted to purchase Class A shares of any Funds of the Company at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of the Company and the current cash value of the Director variable annuity or variable life contracts issued by affiliates of ITT Hartford. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

     LETTER OF INTENT.   Any person may qualify for a reduced sales charge on
purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Company owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, Boston Financial Data Services, Inc. ("BFDS"), the Company's transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to BFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by BFDS pay such difference in sales charge, BFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the Letter of Intent are available from your registered representative or from BFDS at 1-888-843-7824.


     SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. SWP's for Class B shares of a Fund and Money Market Fund shares subject to a CDSC are permitted only for redemptions limited to no more than 10% of the original value of the account per year.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     Special Redemptions. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 of 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.


                             INVESTMENT PERFORMANCE

MONEY MARKET FUND

     In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365- day basis.

     The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.


     For the seven-day period ending November 30, 1996, the Money Market Fund's annualized yield for Class A and Class Y shares was 4.50% and 5.06% respectively. For the same period, the effective yield for Class A and Class Y shares was 4.60% and 5.19% respectively.


     The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

OTHER FUNDS

     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for Class A, Class B and Class Y shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                                  P(1+T)n =  ERV

Where:    P    =    a hypothetical initial payment of $1,000, less the  maximum sales load applicable to a Fund
          T    =    average annual total return
          n    =    number of years
         ERV   =    ending redeemable value of the hypothetical $1,000  initial payment made at the beginning of the designated period (or fractional portion thereof)


The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

     One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges.

     Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

     Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.


     The charts below set forth certain performance information for the Class A, Class B and Class Y shares of each Fund, adjusted to reflect the maximum sales charge and the account fees of each class. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below. Total return of the shares would have been lower without the expense limitation effected by HIMCO.

Value of a $1,000 investment in the Class A, Class B and Class Y shares of the Small Company Fund:


                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*    14.70%       8.39%
                     To
                     11/30/96
Class B shares                                      14.50%        9.50%
Class Y shares                                      14.90%       14.90%

     *Date of Inception


Value of a $1,000 investment in the Class A, Class B and Class Y shares of the Capital Appreciation Fund:

                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*    32.60%       25.31%
                     To
                     11/30/96
Class B shares                                      32.30%       27.30%
Class Y shares                                      32.80%       32.80%

     *Date of Inception


Value of a $1,000 investment in the Class A, Class B and Class Y shares of the International Opportunities Fund:

                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*     7.20%        1.30%
                     To
                     11/30/96
Class B shares                                       7.00%        2.00%
Class Y shares                                       7.40%        7.40%

     *Date of Inception

Value of a $1,000 investment in the Class A, Class B and Class Y shares of the Stock Fund:

                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*    18.30%       11.79%
                     To
                     11/30/96
Class B shares                                      18.00%       13.00%
Class Y shares                                      18.50%       18.50%

     *Date of Inception

Value of a $1,000 investment in the Class A, Class B and Class Y shares of the Dividend and Growth Fund:

                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*    16.30%        9.90%
                     To
                     11/30/96
Class B shares                                      16.00%       11.00%
Class Y shares                                      16.50%       16.50%

     *Date of Inception

Value of a $1,000 investment in the Class A, Class B and Class Y shares of the Advisors Fund:

                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*    14.00%        7.73%
                     To
                     11/30/96
Class B shares                                      13.80%        8.80%
Class Y shares                                      14.20%       14.20%

     *Date of Inception


Value of a $1,000 investment in the Class A, Class B and Class Y shares of the Bond Income Strategy Fund:

                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*     6.46%        1.67%
                     To
                     11/30/96
Class B shares                                       6.17%        1.17%
Class Y shares                                       6.66%        6.66%

     *Date of Inception

Value of a $1,000 investment in the Class A and Class Y shares of the Money

Market Fund:
                                                     TOTAL      TOTAL
                                                    RETURN      RETURN
                       INVESTMENT   INVESTMENT    ANNUALIZED  ANNUALIZED
                         PERIOD        DATE       (EXCLUDING  (IncLUDING
                                                     SALES      SALES
                                                    CHARGE)    CHARGE)

Class A shares       Life of Account    7/22/96*     1.62%        1.62%
                     To
                     11/30/96
Class B shares                                        N/A          N/A
Class Y shares                                       1.90%        1.90%

     *Date of Inception

     Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectus).

     Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

     STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:


                          2 { { ((a-b) / cd) + 1}6 - 1 }

Where:    a    =    net investment income earned during the period attributable to the subject class
          b     =   net expenses accrued for the period attributable to the
subject class

          c    =    the average daily number of shares of the subject class
outstanding during the period that were entitled to  receive dividends

          d    =    the maximum offering price per share of the subject

Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.


     For the thirty-day period ended November 30, 1996, the Bond Income Strategy Fund's 30-day yield for Class A, Class B and Class Y was 5.27%, 4.83% and 5.96, respectively.


     NON-STANDARDIZED PERFORMANCE.   In addition, in order to more completely
represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

     GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Russell 2500 Index is a market value-weighted, unmanaged index showing total
return (i.e., principal changes with income) in the aggregate   market value of
2,500 stocks of publicly traded companies domiciled in the   United States.  The
Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

     In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived form governmental publications, e.g., The Survey of Current Business or other independent parties, e.g.,the Investment Company Institute, may be used to illustrate investment attributes to the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines including the following:

Across the Board
Advertising age
Adviser's Magazine
Adweek
agent
American Banker
American agent and Broker
Associated Press
Barron's
Best's Review
Bloomberg
Broker World
Business Week
Business Wire
Business News Features
Business Month
Business Marketing
Business Daily
Business Insurance
California Broker
Changing Times
Consumer Reports
Consumer Digest
Crain's

Dow Jones News Service
Economist
Entrepreneur
Entrepreneurial Woman
Financial Services Week
Financial World
Financial Planning
Financial Times
Forbes
Fortune
Hartford Courant
Inc
Independent Business
Institutional Investor
Insurance Forum
Insurance Advocate Independent
Insurance Review Investor's
Insurance Times
Insurance Week
Insurance Product News
Insurance Sales
Investment Dealers Digest
Investment Advisor
Journal of Commerce
Journal of Accountancy
Journal of the American Society
  of CLU & ChFC
Kiplinger's Personal Finance
Knight-Ridder
Life Association News
Life Insurance Selling
Life Times
LIMrA's MarketFacts
Lipper Analytical Services, Inc.
MarketFacts
Medical Economics
Money
Morningstar, Inc.
Nation's Business
National Underwriter
New Choices (formerly 50 Plus)
New England Business
New York Times
Pension World
Pensions & Investments
Professional Insurance agents
Professional agent

Registered Representative
Reuter's
Rough Notes
Round the Table
Service
Success
The Standard
The Boston Globe
The Washington Post
Tillinghast
Time
U.S. News & World Report
U.S. Banker
United Press International
USA Today
Value Line
Wall Street Journal
Wiesenberger Investment
Working Woman

     From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                      TAXES

     Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their own tax returns.

     For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

     Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

     Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     At the time of an investor's purchase of shares of a Fund (other than Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption of shares of a Fund, other than Money Market Fund, (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends or capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

     STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                    CUSTODIAN

     Portfolio securities of each Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company.

                             TRANSFER AGENT SERVICES

     Boston Financial Data Services, Two Heritage Drive, Quincy, MA 0217, is the transfer agent for each Fund.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


      Arthur Andersen LLP, has been selected as the independent certified public accountants of each of the funds to provide audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                OTHER INFORMATION

     ITT Hartford has granted the Company the right to use the name, "ITT Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Company and the Funds at any time, or to grant the use of such name to any other company.

                              FINANCIAL STATEMENTS


     The Company's and each Fund's unaudited financial statements as of November 30, 1996, together with the notes thereto, are included in this SAI.

                                    APPENDIX

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, Inc.  (" MOODY'S")

     Aaa - Bonds which are rated Aaa are  judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     Purchases of  corporate  debt  securities used  for  short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor
Services and  Thomson Bank   Watch  or   other  NRSROs   (nationally  recognized
 statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     =    Leading market positions in well-established industries.

     =    High rates of return on funds employed.

     = Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     = Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     = Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     =    Liquidity ratios are adequate to meet cash requirements.

     Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility:  current liabilities as a  percent of revenues, cash flow as
          a percent   of  current   liabilities,  short-term   debt  as   a
          percent  of  capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

          =    The long-term  senior debt  rating is  "A" or  better; in  some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

          =    The issuer has access  to at least  two additional channels  of borrowing.


     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

          =    The reliability and quality of management are unquestioned.

ITT HARTFORD SMALL COMPANY FUND    NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

COMMON STOCKS                 93.66%

AEROSPACE AND DEFENSE         1.03%
          1,800               Gulfstream Aerospace Corp.       $43,200

            200               Rohr Inc.                         $3,500

                                                               $46,700

BUSINESS SERVICES             4.81%
          4,500               Borg-Warner Security             $47,250

          1,100               Ingram Micro Inc.-Cl A           $27,088

         10,000               Intelligent Electrs.             $76,250

            400               Lason Inc.                        $7,800

          2,200               Tetra Technologies               $56,031

            100               Xlconnect Solutions Inc.          $2,825

                                                              $217,244

COMMUNICATION EQUIPMENT       7.09%
          1,700               Fore Systems Inc.                $66,725

          2,300               Gilat Satellite Ntwk             $59,225

          1,100               Kronos Inc.                      $31,350

          2,400               Natural Microsystems Corp.       $61,800

          1,500               Oak Industries Inc.              $34,875

          1,200               Videoserver Inc.                 $58,800

            300               West Teleservices Corp.           $7,463

                                                              $320,238

COMPUTER AND OFFICE EQUIPMENT 1.45%
          1,600               Affiliated Computer Svcs-a       $46,400

          2,200               Caere Corp.                      $18,975

                                                               $65,375

CONSUMER NON-DURABLES         2.89%
          2,200               Ethan Allen Inc.                 $73,150

          2,000               First Brands Corp.               $57,250

                                                              $130,400

CONSUMER SERVICES             6.18%
          1,000               Amc Enternmt 1.75 Pfd            $33,875

            400               Brinker International Inc.        $7,400

          2,600               Golden Bear Golf Inc.            $35,425

          6,100               IWERKS Entertainment             $39,650

            400               Pj America Inc.                   $7,500

          1,100               Planet Hollywood
                              International Inc.               $25,300

          2,800               Prime Hospitality Corp.          $46,550

          1,200               Rally's Hamburgers Inc.           $4,800

          6,700               Tyco Toys Inc.                   $78,725

                                                              $279,225

ITT HARTFORD SMALL COMPANY FUND                      NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

ELECTRONICS                   3.05%
          2,300               Actel Corp.                      $50,600

          2,800               Cinductus Inc.                   $21,700

          2,200               Dallas Semiconductor             $47,850

            600               Etec Systems Inc.                $17,625

                                                              $137,775

ENERGY AND SERVICES           1.59%
          1,800               Falcon Drilling Company          $72,000

                                                               $72,000

FINANCIAL SERVICES            11.41%
            900               American Travellers Corp.        $31,781

          1,100               Bancorp Hawaii Inc.              $47,988

          1,300               Frontier Insurance Group         $49,725

          2,200               Imperial Bancorp                 $49,500

          3,100               Imperial Credit Industries       $65,875

          1,300               Legg Mason Inc.                  $50,538

          1,100               Mmi Companies Inc.               $33,963

          2,000               Prepaid Legal Services           $27,750

          1,100               Reinsurance Group Of America     $51,700

          2,200               Resource Bancshares              $33,275

          3,100               Westcorp Del                     $73,238

                                                              $515,331

FOOD, BEVERAGE AND TOBACCO    1.21%
          1,500               Robert Mondavi Corp. Class B     $54,750

                                                               $54,750

HEALTH CARE                   16.96%
          1,800               Alliance Pharm Corp.             $22,500

          3,000               Amylin Pharm Inc.                $36,000

          1,900               Apria Healthcare                 $34,200

          1,700               Fhp International                $60,988

          2,000               Genesis Health Ventures Inc.     $55,750

          1,700               Idx Systems Corp.                $42,075

          1,800               Isomedix Inc.                    $24,750

          3,500               Kinetic Concepts Inc.            $43,313

          2,000               Ligand Pharmaceuticals Class B   $24,125

          2,700               Magainin Pharmaceuticals Inc.    $22,613

          2,800               Magellan Health Services Inc.    $58,450

          2,000               McKesson                        $112,500

          2,200               Medpartners                      $50,050

          5,000               Nabi Inc.                        $45,625

          2,800               Physio-control Intl. Corp.       $51,800

          2,500               Vencor Inc.                      $80,938

                                                              $765,675

ITT HARTFORD SMALL COMPANY FUND                      NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

INDUSTRIAL MATERIALS          0.92%
          1,100               UCAR International Inc.          $41,663

                                                               $41,663

MANUFACTURING                 2.20%
          1,700               Memtec Ltd. Adr                  $56,950

          3,200               Nn Ball & Roller Inc.            $42,400

                                                               $99,350

MEDIA AND SERVICES            7.73%
          4,800               American Telecasting             $37,800

          5,600               Home Shopping Network            $63,000

          1,800               Intl. Cabletel Inc.              $45,000

            100               Metro Networks Inc.               $2,425

          3,900               Pegasus Communications Corp.     $49,725

          2,700               Peoples Choice TV Co.            $17,213

          4,500               Playboy Enterprises              $53,438

          6,700               Valuevision Intl. Inc.           $36,850

          3,100               Western Wireless Corp.-Cl A      $43,400

                                                              $348,850

REAL ESTATE                   0.87%
          2,500               Castle & Cooke Inc.              $39,375

                                                               $39,375

RETAIL                        7.07%
          1,900               Bed & Bath Beyond Inc.           $49,756

          2,300               Gymboree Corp.                   $64,975

          1,100               Mercantile Stores Inc.           $55,275

          1,300               Saks Holding Inc.                $42,250

          7,300               Sports And Recreation            $62,963

          3,000               Urban Outfitters Inc.            $43,875

                                                              $319,094

SOFTWARE & SERVICES           9.30%
          1,500               Bisys Group Inc.                 $55,875

          1,900               Boole & Babbage Inc.             $54,625

          1,900               Dst Systems Inc.                 $61,513

          2,900               Ikos Systems Inc.                $55,825

            400               Information Mgmt. Resources       $6,600

          2,700               Macromedia Inc.                  $48,938

          2,200               Mercury Interactive Corp.        $22,000

          1,100               Premenos Technology Corp.        $11,413

          1,374               Sterling Commerce                $43,281

          1,800               Sterling Software Inc.           $59,625

                                                              $419,694

TRANSPORTATION                2.81%
          2,600               Air Express International        $84,988

          2,200               M.S. Carriers                    $41,800

                                                              $126,788

ITT HARTFORD SMALL COMPANY FUND                      NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

TRANSPORTATION AND SERVICES   1.12%
          2,100               Swift Transportation             $50,531

                                                               $50,531

UTILITIES                     3.96%
          2,000               McLeod Inc. Class A              $57,000

         15,600               Peoples Telephone Co. Inc.       $58,500

          6,100               Trescom International Inc.       $63,288

                                                              $178,788

TOTAL COMMON STOCKS                                         $4,228,852

(COST $4,063,778)

REPURCHASE AGREEMENT          4.41%

S/T SECURITY                  4.41%
        199,000               U.S. Govt Repo                  $199,000
                              5.60 12/2/96

                                                              $199,000

TOTAL REPURCHASE AGREEMENT    $199,000

(COST $199,000)

TOTAL INVESTMENTS             98.07%                        $4,427,852

                              1.93%
                                                               $87,348

TOTAL LIABILITIES, LESS CASH
AND OTHER LIABILITIES         1.93%                            $87,348

NET ASSETS                  100.00%                         $4,515,200

SCHEDULE OF INVESTMENTS

ITT HARTFORD CAPITAL APPRECIATION                        NOVEMBER 30, 1996

Shares or                                                     Market Value
Principal Amount

COMMON STOCKS                    96.26%


AEROSPACE AND DEFENSE             4.71%
              3,200          Precision Castparts Corp             $150,000
              9,500          Wyman-gordon Company                 $203,063
                                                                  $353,063

BUSINESS SERVICES                 5.27%
              6,400          Allegiance Corporation               $144,800
             20,000          National Media Corp.                 $160,000
              3,200          Xlconnect Solutions Inc.              $90,400
                                                                  $395,200

COMMUNICATION EQUIPMENT           6.10%
              5,000          Geotel Communications Corp            $66,250
              6,100          Gilat Satellite Ntwk                 $157,075
              2,700          Oak Industries Inc                    $62,775
              9,000          Proxim Inc                           $171,000
                                                                  $457,100

COMPUTER AND OFFICE EQUIPMENT     2.48%
              5,000          Adaptec Inc                          $186,250
                                                                  $186,250

CONSUMER NON-DURABLES             1.58%
              4,200          Fort Howard Corp                     $118,650
                                                                  $118,650

ELECTRONICS                       9.39%
              9,000          Augat Inc                            $254,250
              2,900          Solectron Corp                       $169,650
              4,400          Texas Instruments                    $280,500
                                                                  $704,400

ENERGY AND SERVICES     5.09%
             12,000          Forasol-foramer N.v.                 $216,000
              6,700          J Ray McDermott SA                   $165,825
                                                                  $381,825

FINANCIAL SERVICES                9.68%
              2,000          Ace Ltd                              $115,750
              4,200          First Usa Inc                        $138,075
             15,000          Matrix Capital Corp                  $221,250
              1,300          MBIA Inc                             $131,463
              4,000          United Cos Financial Corp.           $119,500
                                                                  $726,038

HEALTH CARE                      11.31%
              5,500          Genzyme Corp.                        $125,125
              1,000          Healthsouth Corp                      $37,625
              5,900          Idx Systems Corp                     $146,025

SCHEDULE OF INVESTMENTS

ITT HARTFORD CAPITAL APPRECIATION                        NOVEMBER 30, 1996

Shares or                                                     Market Value
Principal Amount
             27,300          Novacare Inc                         $232,050
              8,200          Superior Consultant Hldgs            $196,800
              3,400          Vencor Inc.                          $110,075
                                                                  $847,700

INDUSTRIAL MATERIALS              7.06%
             40,000          Repap Enterprises                    $155,000
              7,000          Titanium Metals Corp                 $234,500
              3,700          UCAR International                   $140,138
                                                                  $529,638
MANUFACTURING                     2.96%
              2,300          Cognex Corp                           $45,425
             10,000          Wabash National Corp                 $176,250
                                                                  $221,675

MEDIA AND SERVICES                8.69%
             10,000          Home Shopping Network                $112,500
             15,000          National Education Corp              $211,875
              5,000          Tci Satellite Entertainment Cl A      $82,188
             16,400          Tele-communications, Inc.-cl A       $221,400
                600          Univision Communication               $23,850
                                                                  $651,813

RETAIL                            1.93%
              9,900          Urban Outfitters Inc                 $144,788
                                                                  $144,788

SOFTWARE AND SERVICES            16.00%
              5,000          Bbn Corp                             $115,000
              4,700          Cadence Design System                $187,413
              3,300          Dst Systems Inc.                     $106,838
             10,500          Forrester Research Inc               $224,438
              8,500          Ikos Systems Inc                     $163,625
              5,000          Macromedia Inc                        $90,625
              1,800          Parametric Tech Corp                  $97,875
             11,500          Peerless Systems Corp                $149,500
              5,000          Rogue Wave Software                   $64,375
                                                                $1,199,688


TRANSPORTATION                    1.10%
                900          Amr                                   $82,125
                                                                   $82,125

UTILITIES                         2.90%
              5,000          Calpine Corp                          $90,000
              5,500          Worldcom Inc                         $127,188
                                                                  $217,188

TOTAL COMMON STOCKS                                             $7,217,142

(COST $6,553,578)

SCHEDULE OF INVESTMENTS

ITT HARTFORD CAPITAL APPRECIATION                        NOVEMBER 30, 1996

Shares or                                                     Market Value
Principal Amount

REPURCHASE AGREEMENT         5.95%

U.S. GOVT REPO                    5.95%
            446,000          U.s. Govt Repo                       $446,000
       5.60    12/2/96
                                                                  $446,000

TOTAL REPURCHASE AGREEMENT                                        $446,000

(COST $446,000)

TOTAL INVESTMENTS               102.21%                         $7,663,142
                                 -2.21%
                                                                ($165,527)

TOTAL LIABILITIES, LESS CASH AND OTH  -2.21%                    ($165,527)

NET ASSETS  100.00%                                             $7,497,615

SCHEDULE OF INVESTMENTS
ITT HARTFORD INTERNATIONAL OPPORTUNITIES     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

COMMON STOCKS                 87.89%

ARGENTINA                          1.05%
               2,500          Perezcompanc S.a B               $17,007
               1,000          Telefonica De Argentina-ADR      $25,500
                                                               $42,507

AUSTRALIA                          3.38%
               3,500          Amcor Ltd                        $21,578
              10,235          Boral Limited                    $26,757
               2,750          Broken Hill Proprietary          $40,358
              15,559          Goodman Fielder Limited          $19,768
              10,000          Pioneer Int'l                    $27,690
                                                              $136,151

AUSTRIA                            0.56%
                 200          Omv Ag                           $22,508
                                                               $22,508

BELGIUM                            0.70%
                 300          Credit Communal Hldg Dex         $28,360
                                                               $28,360

BRAZIL                             0.85%
              20,000          Cervejaria Brahma-pfd            $11,791
              90,000          Petroleo Brasileiro Pfd          $12,285
             160,000          Telecomunic Brasileiras          $10,315
                                                               $34,391

CANADA                             1.96%
               1,500          Canadian Pacific Ltd             $41,250
                 900          Canwest Global Comm Corp.         $9,000
               3,000          Nova Corp                        $28,605
                                                               $78,855

CHILE                              1.12%
               1,000          Banco Santander Chile-sp ADR     $14,250
                 100          Compania De Telef Chile-ADR       $9,513
                 750          Enersis S.a.-ADR                 $21,188
                                                               $44,950

DENMARK                            1.98%
               1,000          Tele Danmark                     $25,000
               1,100          Unidanmark A Regd                $54,912
                                                               $79,912

FINLAND                            1.34%
               5,000          Merita Ltd-a                     $15,945
               2,000          Metsa-serla Oy B                 $13,450
               1,300          Rauma Oy                         $24,620
                                                               $54,015

SCHEDULE OF INVESTMENTS
ITT HARTFORD INTERNATIONAL OPPORTUNITIES     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

FRANCE                             7.95%
                 270          Accor                            $34,638
               1,150          Assurance Gen France             $37,653
                 900          Bk Natl Paris 144a               $35,844
                 300          Credit Commer France             $14,533
                 525          Havas                            $37,194
                 100          Peugeot Sa                       $12,293
                 450          Remy Cointreau                   $11,847
               1,500          Rhone-poulenc                    $48,596
                 170          Saint Gobain                     $24,446
                 200          Societe Generale                 $21,866
                 200          Societe Nationale Elf Aq         $17,466
                 300          Total Sa                         $23,994
                                                              $320,370

GERMANY                            5.11%
                 750          Daimler-benz Ag                  $48,695
                 105          Degussa                          $43,753
                 270          Hornbach Holding Ag-prfd         $17,741
                  70          Karstadt Ag                      $24,205
                  40          Mannesmann Ag                    $16,655
               2,800          Metallgesellschaft Ag            $54,739
                                                              $205,788

HONG KONG                          3.38%
               3,000          Citic Pacific Ltd                $15,636
               5,000          Hutchison Whampoa Ltd            $38,638
               6,000          Lai Sun Development               $9,118
               1,000          New World Devel                   $6,758
               2,000          Sun Hung Kai                     $24,832
               3,000          Swire Pacific Ltd                $28,421
              50,000          Tingyi Holding Company           $12,739
                                                              $136,142

INDIA                              0.32%
                 800          State Bank of India              $12,800
                                                               $12,800

INDONESIA                          0.79%
              17,000          Bank Bni Fgn                      $8,518
              20,000          Kalbe Farma-for Reg              $23,454
                                                               $31,972

ITALY                              2.51%
               2,500          Arnoldo Mondadori Editor         $20,999
              14,000          Banca Comml Italiana             $25,691
               5,000          Fiat Spa                         $14,621
               6,600          Stet                             $28,057
               5,000          Telecom Italia Spa               $11,783

SCHEDULE OF INVESTMENTS
ITT HARTFORD INTERNATIONAL OPPORTUNITIES     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

                                                              $101,152

JAPAN                             20.83%
               1,000          Canon Sales                      $25,132
               1,000          Chudenko Corp                    $30,316
               2,000          Chugai Pharmaceutical            $17,504
               3,000          Dai Nippon Printing              $54,833
               1,000          Danto Corporation                $11,424
               1,000          Fuji Machine Mfg Co              $27,153
               2,000          Jgc Corp                         $18,453
               1,000          Kyudenko Corp                    $10,721
               1,000          Mabuchi Motor                    $50,264
               1,000          Maruichi Steel Tube              $16,344
               3,000          Matsushita Electric Co           $51,933
               3,000          Mitsubishi Heavy Industr         $24,517
               1,000          Murata Manufacturing Co          $34,183
               2,000          Ngk Spark Plug                   $21,968
               2,000          Nippon Express                   $15,255
                 120          Nippon Television                $36,063
               1,000          Nomura Securities                $16,872
               3,000          Onward Kashiyama Co Ltd          $41,916
               2,000          Sakura Bank                      $18,278
               1,000          Sankyo                           $26,801
               2,000          Sanwa Bank Ltd                   $33,040
               2,000          Seventy-seven Bank               $17,487
               4,000          Sumitomo Rlty                    $27,768
               3,000          Toda Construction Co.            $22,935
               2,000          Tokio Marine & Fire Insr         $22,144
               5,000          Toyo Ink Mfg.                    $23,374
               1,000          Toyota Motor Corp                $27,329
               1,000          World Company                    $43,849
               4,000          Yamato Kogyo Co. Ltd             $39,719
               2,000          Yamazaki Baking Co. Ltd          $31,986
                                                              $839,560

LUXEMBOURG                         0.45%
               1,750          Quilmes Industrial Adr           $18,156
                                                               $18,156

MALAYSIA                           1.65%
               9,000          Land & General Holdings          $21,899
              10,000          MBF Capital Berhad               $15,668
               2,000          Resort World                     $10,049
               5,000          Sime Darby Berhad                $18,694
                                                               $66,310

MEXICO                             1.66%

SCHEDULE OF INVESTMENTS
ITT HARTFORD INTERNATIONAL OPPORTUNITIES     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

               2,600          Cemex S.a. De C.v.                $8,601
               1,900          Cemex Sa-cpo                      $6,297
               4,500          Femsa Sa B                       $15,341
               3,000          Grupo Carso Sa Ser A1            $15,284
              39,000          Grupo Financiero Bancome         $15,659
               1,000          Transportation-Marine             $5,875
                                                               $67,057

NETHERLANDS                        3.33%
                 250          Akzo Nobel Nv                    $33,182
               1,200          Ing Groep N. V.                  $42,028
                 717          Klm-konin Luchvaart Mij          $18,501
                 840          Polygram Nv                      $40,476
                                                              $134,187

NEW ZEALAND                        1.00%
               4,964          Air New Zealand B                $13,073
               5,000          Carter Holt                      $11,530
               1,000          Qantas Air Adr 144a              $15,703
                                                               $40,306

NORWAY                             2.23%
               4,060          Fokus Bank                       $25,315
               2,000          Nycomed Asa- A                   $29,305
                 300          Orkla As A                       $20,015
                 950          Saga Petro A Free                $15,401
                                                               $90,035

PHILIPPINES                        0.30%
                 150          Philippine Long Dist- Sp ADR      $8,625
               4,000          Pilipino Telephone                $3,601
                                                               $12,226

SINGAPORE                          2.67%
               3,000          Devel Bank Of Singapore          $38,719
               5,000          Far East Levingston Ship         $26,561
               3,000          Keppel Corp                      $23,317
               6,000          Straits Steamship Land           $19,167
                                                              $107,763

SOUTH KOREA                        0.58%
                 750          Korea Electric Power Corp.-ADR   $13,219
                 500          Pohang Iron $ Steel -spon ADR    $10,063
                                                               $23,281

SPAIN                              3.18%
                 200          Acerinox Sa                      $25,483
               1,000          Electrobras On ADR               $16,013
                 400          Empresa Nac De Elec              $27,027

SCHEDULE OF INVESTMENTS
ITT HARTFORD INTERNATIONAL OPPORTUNITIES     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

                 500          Empresa Nacional De Electricidad $33,313
               1,200          Telefonica De Espana             $26,317
                                                              $128,151

SWEDEN                             1.82%
               1,000          Bt Industries 144a               $18,622
               1,060          Pharmacia & Upjohn Dep           $40,821
               1,000          Stora Koppabergs A               $13,706
                                                               $73,148

SWITZERLAND                        2.29%
                   5          Ciba Geigy Ag                     $6,193
                  10          Cie Financ Richemont-uts         $14,781
                  25          Nestle Sa                        $27,163
                  55          Sulzer Ag-part Cert              $28,887
                  20          Swissair Registered              $15,204
                                                               $92,227

THAILAND                           0.77%
              19,900          Bangkok Metro Bank               $10,324
                 400          Land & House Co Ltd-reg           $3,164
               1,300          Siam City Ceme Fgn Shrs           $8,653
               1,000          Siam Commercial                   $8,692
                                                               $30,832

UNITED KINGDOM                    11.88%
               1,550          Allied Irish Banks PLC           $10,223
                 500          Amersham Int'l PLC                $9,212
               5,850          Associated Brit Food             $43,398
                 200          Bank Of Ireland                   $1,739
               7,000          Bank Of Scotland                 $34,463
                 100          Boc Group PLC                     $1,490
               3,000          Boots Company PLC                $32,010
              10,000          British Gas PLC                  $36,715
               3,000          British Telecom Co PLC           $19,080
               2,000          BTR                               $7,981
               4,320          Cn De La Rue PLC                 $42,283
               5,000          Cookson Group PLC                $18,987
               5,000          National Grid Group PLC          $16,425
               7,000          Northern Foods PLC               $23,348
               3,800          Powergen PLC                     $37,066
               4,000          Rank Group PLC                   $29,237
               2,900          Reckitt & Colman                 $34,159
               2,500          Royal & Sun Alliance Ins         $18,840
               2,000          Royal Bank Of Scotland           $17,610
               7,050          Sainsbury J PLC                  $44,482
                                                              $478,749

SCHEDULE OF INVESTMENTS
ITT HARTFORD INTERNATIONAL OPPORTUNITIES     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount


VENEZUELA                          0.25%
                 400          Cia Anonima Telef De Venezuela   $10,150
                                                               $10,150

TOTAL  COMMON STOCKS                                        $3,542,019

(COST     $3,361,903)

PREFERRED STOCKS              0.70%

FINLAND                            0.70%
                 500          Nokia Pfd ADS                    $28,063
                                                               $28,063

TOTAL  PREFERRED STOCKS       $28,063

(COST        $16,765)

REPURCHASE AGREEMENT          10.27%

S/T SECURITY                       10.27%
             414,000          U.S. Govt Repo                  $414,000
        5.60  12/2/96
                                                              $414,000

TOTAL  REPURCHASE AGREEMENT                                   $414,000

(COST       $414,000)


U.S. TREASURY BILL            0.25%

S/T SECURITY                       0.25%
              10,000          U.S. Treasury Bill                $9,968
                4.88          12/26/96
                                                                $9,968

TOTAL  U.S. TREASURY BILL                                       $9,968

(COST         $9,968)

TOTAL INVESTMENTS                  99.11%                   $3,994,050

                              0.89%
                                                               $35,781

TOTAL LIABILITIES,
LESS CASH AND OTH                  0.89%                       $35,781

NET ASSETS   100.00%                                        $4,029,831

ITT HARTFORD STOCK FUND  NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount


COMMON STOCKS                 89.70%


AEROSPACE AND DEFENSE         3.04%
          1,200               Boeing Company                  $119,250

            500               United Technologies Corp.        $70,125

                                                              $189,375

BUSINESS SERVICES             0.66%
            600               Fluor Corp.                      $40,800

                                                               $40,800

COMMUNICATION EQUIPMENT       0.76%
            400               Cisco Systems Inc.               $27,150

            388               Lucent Technologies              $19,885

                                                               $47,035

COMPUTER & OFFICE EQUIPMENT   4.07%
          1,600               Adaptec Inc.                     $59,600

            600               IBM                              $95,625

          2,000               Xerox                            $98,250

                                                              $253,475

CONSUMER DURABLES             1.65%
          1,000               General Motors Cl H              $54,500

          1,000               Goodyear Tire & Rubber           $48,500

                                                              $103,000

CONSUMER NON-DURABLES         5.10%
            700               Colgate Palmolive Co.            $64,838

            400               Gillette Co.                     $29,500

            700               Kimberly Clark Corp.             $68,425

          1,000               Nike, Inc. Class B               $56,875

            900               Proctor and Gamble               $97,875

                                                              $317,513

CONSUMER SERVICES             3.10%
          3,000               McDonalds Corp.                 $140,250

          2,200               Mirage Resorts                   $53,075

                                                              $193,325

ELECTRONICS   5.23%
          2,400               General Electric                $249,600

            600               Intel Corp.                      $76,125

                                                              $325,725

ENERGY AND SERVICES           8.56%
          1,000               Amoco Corporation                $77,625

          1,200               Chevron Corp.                    $80,400

          1,100               Exxon                           $104,088

            700               Royal Dutch Petroleum           $118,913

            600               Schlumberger Ltd.                $62,400

ITT HARTFORD STOCK FUND       NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

          1,508               Union Pacific Resources Grp.     $45,052

          1,100               Unocal Corp.                     $44,825

                                                              $533,302

FINANCIAL SERVICES            14.12%
          1,000               Ace Ltd.                         $57,875

          1,300               Allstate Corp.                   $78,325

          1,500               American Express Co.             $78,375

            500               American International Group     $57,500

          1,000               Associates First Capital Corp.   $48,375

          1,100               Citicorp                        $120,175

          1,000               First Bank System Inc.           $72,875

            500               Marsh and Mclennan Co.           $56,688

          1,000               Merrill Lynch & Co. Inc.         $80,250

            700               Nationsbank Corp.                $72,538

            800               State Street Boston Corp.        $54,100

          2,267               Travelers Group Inc.            $102,000

                                                              $879,075

FOOD, BERVERAGE AND TOBACCO   2.60%
          1,000               Kellogg Co.                      $67,875

          2,400               Sara Lee Corp.                   $94,200

                                                              $162,075

HEALTH CARE  13.84%
          1,400               Abbott Laboratories              $78,050

          1,500               American Home Products Corp.     $96,375

            600               Bristol-Myers Squibb Company     $68,250

          2,000               Columbia/hca Healthcare Corp.    $80,000

          1,300               Johnson & Johnson                $69,063

          1,200               Merck & Co., Inc.                $99,600

            900               Pfizer, Inc.                     $80,663

          1,600               Pharmacia & Upjohn               $61,800

          1,000               Smithkline Beecham Plc Adr       $68,875

          1,400               Tenet Healthcare Corporation     $31,325

          1,300               Vencor Inc.                      $42,088

          1,200               Warner-Lambert Company           $85,800

                                                              $861,888

INDUSTRIAL MATERIALS          4.92%
            700               Aluminum Company Of America      $44,538

          1,000               Crown Cork & Seal                $53,000

            900               Dow Chemical                     $75,375

            500               Dupont Ei De Nemours             $47,125

            500               International Paper Co.          $21,250

            900               Phelps Dodge Corp.               $65,363

                                                              $306,650

ITT HARTFORD STOCK FUND       NOVEMBER 30, 1996

Shares or                                                Market Value
Principal Amount

MANUFACTURING                 2.62%
          1,000               Caterpillar, Inc.                $79,125

          1,000               Minnesota Mining &
                              Manufacturing Company            $83,750

                                                              $162,875

MEDIA AND SERVICES            3.88%
          1,700               Gannett Co., Inc.               $133,450

          2,400               Gaylord Entertainment Cl A       $51,300

          1,500               Viacom Inc.-Cl B                 $56,625

                                                              $241,375

RETAIL                        6.13%
          1,100               Home Depot Inc.                  $57,338

          1,700               Saks Holding Inc.                $55,250

          1,400               Sears Roebuck                    $69,650

          1,800               Toys R Us                        $62,100

          5,400               Wal-Mart                        $137,700

                                                              $382,038

SOFTWARE & SERVICES           4.75%
            700               Computer Sciences Co.            $55,038

          1,600               Electronic Data Systems Corp.    $77,400

          1,400               First Data Corp.                 $55,825

            500               Microsoft Corp.                  $78,438

            600               Oracle Corp.                     $29,400

                                                              $296,100

TRANSPORTATION                2.62%
            459               Consolidated Rail Corporation    $44,638

          2,900               Southwest Airlines               $71,775

            800               Union Pacific Corp.              $46,600

                                                              $163,013

UTILITIES                     2.05%
          1,800               Pacific Gas & Electric Company   $43,425

          1,600               Sbc Communications Inc.          $84,200

                                                              $127,625

TOTAL COMMON STOCKS                                         $5,586,269

(COST $4,928,969)

REPURCHASE AGREEMENT          4.67%

S/T SECURITY                  4.67%
        291,000               U.S. Govt Repo                  $291,000
           5.60               12/2/96

                                                              $291,000

TOTAL REPURCHASE AGREEMENT                                    $291,000

(COST $291,000)

TOTAL INVESTMENTS             94.37%                        $5,877,269

                               5.63%
                                                              $350,372

ITT HARTFORD STOCK FUND       NOVEMBER 30, 1996

Shares or                                                Market Value
Principal Amount

TOTAL LIABILITIES, LESS
CASH AND OTHER LIABILITIES     5.63%                         $350,372

NET ASSETS  100.00%                                        $6,227,641

(r)  Restricted Securities

SCHEDULE OF INVESTMENTS

ITT HARTFORD DIVIDEND AND GROWTH   NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

COMMON STOCKS    89.96%

AEROSPACE AND DEFENSE              3.72%
               1,000          Loral Space & Comm 144a          $56,250
               1,200          Northrop Grumman Corp            $99,750
               1,300          Sundstrand Corp                  $50,700
                                                              $206,700

BUSINESS SERVICES                  0.19%
                 400          Browning Ferris Industries Inc.  $10,750
                                                               $10,750

COMPUTER AND OFFICE EQUIPMENT      0.97%
               1,100          Xerox                            $54,038
                                                               $54,038

CONSUMER DURABLES                  2.73%
               2,200          Ford Motor Co Del                $72,050
                 900          Goodyear Tire & Rubber Comp      $43,650
                 900          Itt Industries                   $21,038
                 500          Smith (a.0.) Corp                $14,813
                                                              $151,550

CONSUMER NON-DURABLES              3.67%
               1,100          Avon Products                    $61,325
                 800          Colgate Palmolive Co.            $74,100
                 700          Kimberly Clark Corp              $68,425
                                                              $203,850

CONSUMER SERVICES                  0.29%
                 200          Eastman Kodak                    $16,200
                                                               $16,200

ELECTRONICS                        2.44%
               1,300          General Electric                $135,200
                                                              $135,200

ENERGY AND SERVICES               12.10%
               1,600          Ashland Inc                      $76,800
               1,900          Chevron Corp.                   $127,300
                 400          Equitable Resources              $12,200
               1,200          Exxon                           $113,550
               1,500          Pennzoil Co                      $84,375
               1,800          Phillips Petroleum               $81,225
               2,400          Sun Company, Inc.                $60,000
                 423          Union Pacific Resources          $12,637
               1,300          Unocal Corp                      $52,975
               2,200          Usx-marathon Group               $50,325
                                                              $671,387

FINANCIAL SERVICES                16.31%

SCHEDULE OF INVESTMENTS

ITT HARTFORD DIVIDEND AND GROWTH                     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

               1,300          Allstate Corp                    $78,325
               1,300          American Express Co.             $67,925
               2,600          Bancorp Hawaii Inc              $113,425
               1,300          Bank of Boston                   $90,838
                 400          Cigna Corporation                $56,550
               2,000          Citicorp                        $218,500
               1,500          First Bank System Inc           $109,313
               1,600          First Union Corp                $122,200
                 800          Wachovia Corp.                   $48,000
                                                              $905,075

FOOD, BEVERAGE AND TOBACCO         8.51%
               3,500          Flowers Industries, Inc.         $82,688
               2,800          General Mills Comp              $177,800
                 900          Interstate Bakeries              $40,613
                 700          Kellogg Co                       $47,513
               1,200          Philip Morris                   $123,750
                                                              $472,363

HEALTH CARE                       10.89%
               1,400          American Home Products Corp.     $89,950
               1,500          Bard C R Inc                     $42,000
               1,000          Bristol-myers Squibb Company    $113,750
               1,600          Merck & Co.,inc.                $132,800
               2,700          Pharmacia & Upjohn              $104,288
               1,700          Warner-lambert Company          $121,550
                                                              $604,338

INDUSTRIAL MATERIALS               4.38%
                 700          Calgon Carbon Corp                $8,138
                 300          Crompton & Knowles Corp.          $5,513
                 200          Dow Chemical                     $16,750
                 400          Dupont Ei De Nemours             $37,700
                 500          Eastman Chemical Co              $28,563
                 200          Georgia Gulf Corp                 $5,475
                 100          Grace (w.r.) Company              $5,288
               1,500          International Paper Co.          $63,750
                 400          Lubrizol Corp                    $12,300
                 200          Nalco Chemical Co                 $7,625
                 800          Weyerhaeuser  Company            $36,800
                 500          Witco Chemical Corp              $15,188
                                                              $243,088

MANUFACTURING                      1.21%
                 800          Minnesota Mining &
                               Manufacturing C                 $67,000
                                                               $67,000

MEDIA AND SERVICES                 2.99%

SCHEDULE OF INVESTMENTS

ITT HARTFORD DIVIDEND AND GROWTH                     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

                 100          Acnielson Corp                    $1,738
               2,000          American Radio 144a              $92,000
                 300          Cognizant Corp                   $10,350
                 300          Dun & Bradstreet Corp.            $6,788
                 700          Gannett Co., Inc                 $54,950
                                                              $165,825

REAL ESTATE                        1.06%
               1,300          Patriot American Hospitality     $49,238
                 200          Starwood Lodging Trust            $9,550
                                                               $58,788

RETAIL                             2.34%
               1,500          Mercantile Stores Inc            $75,375
               1,100          Sears Roebuck                    $54,725
                                                              $130,100

TRANSPORTATION                     1.05%
               1,000          Union Pacific Corp               $58,250
                                                               $58,250

UTILITIES                         15.09%
               1,400          Ameritech Corp.                  $82,425
               1,700          Bell South Corp.                 $68,638
                 500          Carolina Power and Light         $18,313
                 600          Cinergy Corp                     $20,100
                 200          Comsat Corp                       $5,250
               1,700          Dpl Inc.                         $41,438
               1,400          Dqe Inc                          $41,300
               1,900          Edison International             $37,763
                 800          Frontier Corp                    $21,000
               1,600          Gte Corp                         $71,800
                 300          Illinova Corp                     $7,950
                 700          N E Electric System              $23,975
                 700          NIPSCO Industry                  $27,125
               1,100          Nynex Corporation                $51,013
               1,500          Pacific Enterprises              $45,938
               2,400          Pacific Gas & Electric Company   $57,900
               1,600          Pinnacle West Cap                $49,800
                 500          Public Service Co Of Colorado    $19,500
               1,300          Sbc Communications Inc.          $68,413
                 700          Scana Corporation                $19,075
                 700          Texas Utilities                  $27,650
               1,400          The Southern Co.                 $31,150
                                                              $837,513

TOTAL  COMMON STOCKS                                        $4,992,024

(COST $4,461,341)

REPURCHASE AGREEMENT               5.95%

SCHEDULE OF INVESTMENTS

ITT HARTFORD DIVIDEND AND GROWTH                     NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

U.S. GOVT REPO                     5.95%
             330,000          U.s. Govt Repo                  $330,000
         5.60    12/2/96
                                                              $330,000

TOTAL REPURCHASE AGREEMENT                                    $330,000

(COST $330,000)

TOTAL INVESTMENTS                 95.91%                    $5,322,024
                                   4.09%
                                                              $227,122

TOTAL LIABILITIES, LESS CASH AND OTH     4.09%                $227,122

NET ASSETS   100.00%                                        $5,549,146

SCHEDULE OF INVESTMENTS

ITT HARTFORD ADVISERS FUND    NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

COMMON STOCKS                     65.81%

AEROSPACE AND DEFENSE              2.44%
               2,000          Boeing Company                  $198,750
               1,000          United Technologies Corp        $140,250
                                                              $339,000

BUSINESS SERVICES                  0.59%
               1,200          Fluor Corp                       $81,600
                                                               $81,600

COMMUNICATION EQUIPMENT            0.68%
                 800          Cisco Systems Inc                $54,300
                 777          Lucent Technologies              $39,821
                                                               $94,121

COMPUTER AND OFFICE EQUIPMENT      3.29%
               3,200          Adaptec Inc                     $119,200
               1,200          IBM                             $191,250
               3,000          Xerox                           $147,375
                                                              $457,825

CONSUMER DURABLES                  1.09%
               1,000          General Motors Cl H              $54,500
               2,000          Goodyear Tire & Rubber Comp      $97,000
                                                              $151,500

CONSUMER NON-DURABLES              2.91%
                 800          Colgate Palmolive Co.            $74,100
                 600          Gillette Co                      $44,250
               1,600          Nike, Inc. Class B               $91,000
               1,800          Proctor and Gamble              $195,750
                                                              $405,100

CONSUMER SERVICES                  2.17%
               4,400          Mc Donalds Corp                 $205,700
               4,000          Mirage Resorts                   $96,500
                                                              $302,200

ELECTRONICS                        3.71%
               3,500          General Electric                $364,000
               1,200          Intel Corp.                     $152,250
                                                              $516,250

ENERGY AND SERVICES                6.67%
               1,800          Amoco Corporation               $139,725
               1,500          Chevron Corp.                   $100,500
               2,000          Exxon                           $189,250
               1,200          Royal Dutch Petroleum           $203,850
               1,100          Schlumberger Ltd                $114,400
               3,016          Union Pacific Resources          $90,103

SCHEDULE OF INVESTMENTS

ITT HARTFORD ADVISERS FUND    NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

               2,200          Unocal Corp                      $89,650
                                                              $927,478

FINANCIAL SERVICES                 11.62%
               2,000          Ace Ltd                         $115,750
               2,400          Allstate Corp                   $144,600
               2,800          American Express Co.            $146,300
               1,000          American International Grp      $115,000
               2,200          Associates First Capital        $106,425
               2,200          Citicorp                        $240,350
               1,500          First Bank System Inc           $109,313
                 800          Marsh and McLennan Co            $90,700
               1,900          Merrill Lynch & Co. Inc         $152,475
               1,200          Nationsbank Corp                $124,350
               1,600          State Street Boston Corp        $108,200
               3,600          Travelers Group Inc             $162,000
                                                            $1,615,463

FOOD, BEVERAGE AND TABACOO         1.63%
               1,600          Kellogg Co                      $108,600
               3,000          Sara Lee Corp.                  $117,750
                                                              $226,350

HEALTH CARE                        9.16%
               2,400          Abbott Laboratories             $133,800
               2,100          American Home Products Corp.    $134,925
                 600          Bristol-myers Squibb Company     $68,250
               2,000          Columbia/HCA Healthcare          $80,000
               2,300          Johnson & Johnson               $122,188
               2,000          Merck & Co.,inc.                $166,000
               1,000          Pfizer, Inc.                     $89,625
               2,200          Pharmacia & Upjohn               $84,975
               1,600          Smithkline Beecham Plc Adr      $110,200
               2,000          Tenet Healthcare Corp            $44,750
               2,500          Vencor Inc.                      $80,938
               2,200          Warner-lambert Company          $157,300
                                                            $1,272,950

INDUSTRIAL MATERIALS               4.00%
               1,400          Aluminum Company Of America      $89,075
               1,600          Crown Cork and Seal              $84,800
               1,600          Dow Chemical                    $134,000
                 800          Dupont Ei De Nemours             $75,400
               1,000          International Paper Co.          $42,500
               1,800          Phelps Dodge Corp               $130,725
                                                              $556,500

MANUFACTURING                      0.68%

SCHEDULE OF INVESTMENTS

ITT HARTFORD ADVISERS FUND    NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

               1,200          Caterpillar, Inc.                $94,950
                                                               $94,950

MEDIA AND SERVICES                 2.79%
               2,400          Gannett Co., Inc                $188,400
               4,400          Gaylord Entertainment Cl A       $94,050
               2,800          Viacom Inc-cl B                 $105,700
                                                              $388,150

RETAIL                             4.34%
               1,900          Home Depot Inc.                  $99,038
               2,600          Saks Holding Inc.                $84,500
               2,100          Sears Roebuck                   $104,475
               2,700          Toys R Us                        $93,150
               8,700          Wal-Mart                        $221,850
                                                              $603,013

SOFTWARE AND SERVICES              3.91%
               1,400          Computer Sciences Co            $110,075
               2,200          Electronic Data Systems Corp    $106,425
               2,800          First Data Corp                 $111,650
               1,000          Microsoft Corp                  $156,875
               1,200          Oracle Corp                      $58,800
                                                              $543,825

TRANSPORTATION                     2.35%
                 919          Consolidated Rail Corp           $89,373
               5,800          Southwest Airlines              $143,550
               1,600          Union Pacific Corp               $93,200
                                                              $326,123

UTILITIES                          1.76%
               3,800          Pacific Gas & Electric Co        $91,675
               2,900          Sbc Communications Inc.         $152,613
                                                              $244,288

TOTAL  COMMON STOCKS                                        $9,146,687

(COST $7,881,837)

REPURCHASE AGREEMENT               3.76%

S/T SECURITY                       3.76%
             522,000          U.s. Govt Repo                  $522,000
          5.60   12/2/96
                                                              $522,000

TOTALREPURCHASE AGREEMENT                                     $522,000

(COST $522,000)

U.S. TREASURIES & AGENCI                3.25%
FEDERAL HOME LOAN MORTGAGE ASSOCIAT     1.66%
             236,912          FHLMC                           $230,396
           6.50   5/1/26
                                                              $230,396

GOVERNMENT NATIONAL MORTGAGE ASSOCI     1.59%
             227,042          GNMA                            $220,798
           6.50   4/15/26

SCHEDULE OF INVESTMENTS

ITT HARTFORD ADVISERS FUND    NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

                                                              $220,798
TOTAL              U.S. TREASURIES & AGENCI                   $451,194
(COST $429,834)
U.S. TREASURY & AGENCIES      22.21%
U.S. GOVERNMENT AGENCIES      22.21%
540,000       U.S. Treasury Bond          $589,613           7.25        5/15/16
300,000       U.S. Treasury Note          $301,406           5.88       10/31/98
750,000       U.S. Treasury Note          $761,485           6.25        5/31/00
500,000       U.S. Treasury Note          $512,657           6.38        8/15/02
100,000       U.S. Treasury Note          $103,313           6.50       10/15/06
475,000       U.S. Treasury Note          $519,828           7.50        2/15/05
300,000       U.S. Treasury Note          $298,406           5.13        4/30/98
                                        $3,086,707
TOTAL         U.S. TREASURY & AGENCIES  $3,086,708

(COST $2,984,297)

TOTAL INVESTMENTS                                          95.03%    $13,206,589
                                                            4.97%       $691,393

TOTAL LIABILITIES, LESS CASH AND OTH                        4.97%       $691,393

NET ASSETS                                                100.00%    $13,897,982

(r)  Restricted Securites

SCHEDULE OF INVESTMENTS

ITT HARTFORD BOND INCOME STRATEGY                         NOVEMBER 30, 1996

Shares or                              Market Value
Principal Amount

COLLAT MORTGAGE OBLIGATN           1.10%

TRANSPORTATION                     1.10%
             96,308          Norwest Airlines Corp Trust          $120,385
          11.30   6/21/14
                                                                  $120,385

TOTAL  COLLAT MORTGAGE OBLIGATN                                   $120,385

(COST $118,786)

CORPORATE NOTES                   51.30%

COMMUNICATION EQUIPMENT            0.88%
            100,000          Lenfest Communication                 $96,250
           8.38   11/1/05
                                                                   $96,250

COMPUTER AND OFFICE EQUIPMENT      0.81%
            100,000          Digital Equipment                     $89,115
           7.75    4/1/23
                                                                   $89,115
CONSUMER DURABLES                  0.90%
            100,000          Us Home Corp.                         $98,375
           7.95    3/1/01
                                                                   $98,375

CONSUMER SERVICES                  1.78%
            100,000          Grand Casinos                        $100,125
          10.13   12/1/03
            100,000          Trump Atlantic                        $94,000
          11.25    5/1/06
                                                                  $194,125

FINANCIAL SERVICES                24.24%
            250,000          Abbey-Global                         $248,821
           6.69  10/17/05
            125,000          Banco Nacional Com Ext               $109,688
           7.25    2/2/04
            250,000          Citicorp                             $256,788
           7.13   5/15/06
            100,000          First Nationwide                     $106,000
          10.63   10/1/03
            250,000          Ford Motor Credit                    $239,777
           6.13    1/9/06
            450,000          Interamer Dev Bk                     $493,119
           8.50    5/1/01
            250,000          Kfw International Finance Inc.       $256,073
           7.00    3/1/13
            175,000          Lehman Bros. Step Up                 $180,372
           7.36  12/15/03
            250,000          Mass Mutual Life Ins 144a            $258,155
           7.63  11/15/23
            250,000          Phoenix Home Life                    $250,875
           6.95   12/1/06
            250,000          Southern Investments UK PLC          $251,436
           6.80   12/1/06
                                                                $2,651,104

FOREIGN                            3.58%
            100,000          Quebec Province                       $98,510
           7.13    2/9/24
            250,000          Societe Generale                     $292,823
           9.88   7/15/03
                                                                  $391,333

INDUSTRIAL MATERIALS               2.77%
            100,000          Buckeye Cellulos                      $98,250
           8.50  12/15/05
            100,000          Freeport-Mcmoran                     $103,564
           8.75   2/15/04
            100,000          Newport News 144A                    $101,500
           8.63   12/1/06
                                                                  $303,314

MANUFACTURING                      1.01%

SCHEDULE OF INVESTMENTS

ITT HARTFORD BOND INCOME STRATEGY                        NOVEMBER 30, 1996

Shares or                                                     Market Value
Principal Amount

            100,000          Owens-Ill Inc                        $110,500
          11.00   12/1/03
                                                                  $110,500

MEDIA AND SERVICES                3.60%
            100,000          Hollinger Intl                        $97,750
           9.25    2/1/06
            100,000          Tele-communications                   $98,080
           9.25   1/15/23
            100,000          Turner Broadcasting Sr Note          $101,302
           7.40    2/1/04
            100,000          Viacom Inc                            $96,039
           6.75   1/15/03
                                                                  $393,171

RETAIL                            2.49%
            100,000          K Mart  Corp                          $95,212
           7.84    1/2/02
            225,000          K Mart Corp.                         $177,469
           7.95    2/1/23
                                                                  $272,681

UTILITIES                         8.30%
            100,000          El Paso Electric                     $105,000
          8.90    2/1/06
            100,000          Long Island Ltg                      $102,256
          9.00   11/1/22
            250,000          Pacific Gas And Elec Co              $247,813
          7.25    3/1/26
            250,000          Public Svc El-MBIA                   $242,395
          6.75    1/1/16
            100,000          Rogers Cablesystems                  $105,250
         10.00   12/1/07
            100,000          Rogers Cantel Inc.                   $105,000
           9.38    6/1/08
                                                                  $907,714

UTILITY                            0.94%
            100,000          Cal Energy Co. 144a                  $102,500
           9.50   9/15/06
                                                                  $102,500

TOTAL  CORPORATE NOTES                                          $5,610,182

(COST $5,434,930)


FNMA 15 YEAR 6%                        17.47%

FEDERAL NATIONAL MORTGAGE ASSOCIATI    17.47%
            219,304          Fnma #0250553                        $213,546
           6.00    5/1/11
            774,993          Fnma #0250727                        $754,646
           6.00    7/1/11
            723,739          Fnma #0340683                        $704,738
           6.00    7/1/11
            244,411          Fnma #0342754                        $237,994
           6.00    5/1/11
                                                                $1,910,923

TOTAL  FNMA 15 YEAR 6%                                          $1,910,924

(COST $1,847,600)


REPURCHASE AGREEMENT               2.23%

S/T SECURITY                       2.23%
            244,000          U.S. Govt Repo                       $244,000
           5.60   12/2/96
                                                                  $244,000

TOTAL  REPURCHASE AGREEMENT                                       $244,000

(COST $244,000)

U.S. TREASURY & AGENCIES          26.29%

U.S. GOVERNMENT AGENCIES     26.29%
            260,000          U.S. Treasury Bond                   $245,456
           6.00   2/15/26
             25,000          U.S. Treasury Bond                    $26,086
           6.75   8/15/26
            250,000          U.S. Treasury Bond                   $264,141
           6.88   8/15/25

SCHEDULE OF INVESTMENTS

ITT HARTFORD BOND INCOME STRATEGY                        NOVEMBER 30, 1996

Shares or                                                     Market Value
Principal Amount

             50,000          U.S. Treasury Note                    $49,672
           5.63   2/28/01
            500,000          U.S. Treasury Note                   $497,188
           5.00   1/31/98
            250,000          U.S. Treasury Note                   $251,172
           5.88  10/31/98
            500,000          U.S. Treasury Note                   $505,313
           6.25   6/30/98
            200,000          U.S. Treasury Note                   $205,375
           6.50   8/31/01
            400,000          U.S. Treasury Note                   $411,875
           6.88   8/31/99
            400,000          U.S. Treasury Note                   $419,000
           7.50  10/31/99
                                                                $2,875,277

TOTAL  U.S. TREASURY & AGENCIES                                 $2,875,278

(COST $2,805,799)

TOTAL INVESTMENTS                      98.40%                  $10,760,769
                                        1.60%                     $175,066

TOTAL LIABILITIES, LESS CASH AND OTH    1.60%                     $175,066

NET ASSETS                   100.00%                           $10,935,835

(r)  Restricted Securites

ITT HARTFORD MONEY MARKET FUND     NOVEMBER 30, 1996

Shares or                                                Market Value
Principal Amount


COMMERCIAL PAPER         89.03%

COMMERCIAL PAPER         89.03%

        300,000          Air Products & Chemicals             $299,301
                         5.24 12/18/96

        300,000          Allergan Inc.                        $299,956
                         5.26 12/3/96

        300,000          Allied Signal Inc.                   $299,869
                         5.25 12/5/96

        300,000          American Home Products               $297,646
                         5.33 1/24/97

        250,000          Avon Capital Corp.                   $249,666
                         5.34 12/11/9

        300,000          Bankers Trust Corp.                  $292,109
                         5.29 5/30/97

        300,000          Bass Finance C.I. Ltd.               $299,644
                         5.34 12/10/9

        300,000          BCFE US Finance Corp.                $298,392
                         5.36 1/7/97

        300,000          Bradford & Bingley                   $294,104
                         5.32 4/14/97

        300,000          Chrysler Financial                   $299,069
                         5.32 12/23/9

        300,000          Countrywide Home Loan                $299,956
                         5.28 12/3/96

        300,000          Deutsche Bank                        $299,300
                         5.25 12/18/9

        300,000          Eksportfinans A/S                    $295,035
                         5.32 3/24/97

        300,000          Finova Capital Corp.                 $296,996
                         5.38 2/7/97

        300,000          Ford Motor Credit Corp.              $296,536
                         5.33 2/18/97

        300,000          General Electric Capital             $297,957
                         5.33 1/17/97

        300,000          General Signal Corp.                 $298,896
                         5.30 12/27/9

        300,000          Johnson Controls, Inc.               $297,673
                         5.37 1/23/97

        300,000          MCI Communications                   $296,467
                         5.30 2/20/97

        300,000          Merrill Lynch & Co.                  $297,733
                         5.44 1/21/97

        300,000          National Fuel Gas                    $298,431
                         5.38 1/6/97

        300,000          Nationwide Building Soc.             $295,918
                         5.63 2/27/97

        300,000          New York Times Co.                   $297,779
                         5.33 1/21/97

        300,000          Pacific Dunlop Ltd.                  $298,533
                         5.50 1/3/97

        300,000          Phh Corp.                            $299,692
                         5.28 12/9/96

        300,000          Sanwa Business Credit                $298,020
                         5.40 1/15/97

        300,000          Sears Roebuck Accep. Corp.           $295,256
                         5.32 3/19/97

        300,000          Sharp Electronics Corp.              $295,213
                         5.27 3/21/97

        300,000          Svenska Handelsbanken Inc.           $299,637
                         5.45 12/10/9

        300,000          Tambrands Inc.                       $296,734
                         5.52 2/11/97

        300,000          Transamerica Finance Corp.           $299,083
                         5.24 12/23/9

        300,000          Westpac Capital Corp.                $296,360
                         5.60 2/18/97

                                                            $9,476,961

TOTAL COMMERCIAL PAPER                                      $9,476,961

(COST $9,476,961)


CORPORATE NOTES          5.64%


CORPORATE NOTES          5.64%

        300,000          GMAC Financial                       $300,216
                         6.44 4/11/97

        300,000          Wells Fargo                          $300,177
                         5.63 9/5/97

                                                              $600,393

TOTAL CORPORATE NOTES                                         $600,393

(COST $600,393)

ITT HARTFORD MONEY MARKET FUND                       NOVEMBER 30, 1996

Shares or                                                 Market Value
Principal Amount

REPURCHASE AGREEMENT     5.71%

        608,000          U.S. Govt Repo                       $608,000
                         5.60 12/2/96

                                                              $608,000

TOTAL REPURCHASE AGREEMENT                                    $608,000

(COST $608,000)

TOTAL INVESTMENTS        100.39%                           $10,685,354

                         -0.39%
                                                              ($41,025)

TOTAL LIABILITIES, LESS CASH
AND OTHER LIABILITIES    -0.39%                    ($41,025)

NET ASSETS              100.00%                            $10,644,329

(r)  Restricted Securities


                           ITT HARTFORD SMALL COMPANY FUND               EP-4040
            STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                                    (UNAUDITED)

                                                                     As of
                                                               November 30, 1996
                                                               -----------------

                            ASSETS

 1 Preferred Stocks (Cost 36,447)                                         33,875
 2 Common Stocks (Cost 4,027,331)                                      4,194,969
 3 Convertible Corporate Bonds                                                 0
 4 Short-Term Securities @ Cost                                          199,000
 5 Stock Options                                                               0
 6 Cash                                                                      890
 7 Dividends & Interest Receivable                                         2,118
 8 Receivable from Securities Sold                                             0
 9 Receivable from Fund Shares Sold                                      105,409
10 Receivable from Hartford Fire                                               0
11 Other Receivables                                                           0
                                                               -----------------
12 Total Assets                                                        4,536,260
                                                               -----------------

   LIABILITIES

13 Payable for Securities Purchased                                       15,850
14 Payable to HIMCO                                                            0
15 Payable for Fund Shares Redeemed                                            0
16 Dividend Distribution Payable                                               0
17 Investement Suspense                                                        0
18 Other Payable                                                           5,210
                                                               -----------------
19 Total Liabilities                                                      21,060
                                                               -----------------
20 Net Assets                                                          4,515,200
                                                               -----------------
                                                               -----------------






                         ITT HARTFORD SMALL COMPANY FUND                  EP-4041
                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                   (UNAUDITED)

                                                                      Y-T-D
                                                                      As of
                                                                November 30, 1996
                                                                -----------------

 1 Net Assets Beginning of Period                                               0

   INVESTMENT INCOME AND EXPENSES

 2 Dividends                                                                4,669
 3 Interest                                                                 7,211
                                                                 -----------------
 4 Total Income                                                            11,880
                                                                 -----------------
 5 Investment Advisory Fee                                                (11,506)
 6 12b-1 Fees                                                              (4,139)
 7 Other Expenses                                                          (4,058)
                                                                -----------------
 8 Total Expenses                                                         (19,703)
                                                                -----------------
 9 Net Investment Income (Loss)                                            (7,822)
                                                                -----------------
10 Dividends from Net Investment Income                                         0
                                                                -----------------

   GAIN OR LOSS ON INVESTMENTS

11 Net Realized Gain (Loss)                                               327,976
12 Unrealized Appreciation (Deprec)                                       165,065
                                                                -----------------
13 Net Gain or (Loss) on Investments                                      493,041
                                                                -----------------
14 Distrib. from Realized Gains (Short and Long)                                0
                                                                -----------------

15 Paid in Capital                                                            389
16 Paid in Surplus                                                      4,029,593
                                                                -----------------
17 Net Increase (Decrease)                                              4,029,981
                                                                -----------------
18 Net Assets End of Period                                             4,515,200
                                                                -----------------
                                                                -----------------





                      ITT HARTFORD SMALL COMPANY FUND                     EP-4042
                     ANALYSIS OF SHAREHOLDER'S EQUITY
                                (UNAUDITED)

                                                                      As of
                                                                November 30, 1996
                                                                -----------------
                                                                     Amount
                                                                     ------

 1 Undistributed Net Investment Income                                         0.00
   (Beginning of Year)

 2 Dividend Income During Year                                             4,669.25
 3 Interest Income During Year                                             7,211.18
 4 Expenses During Year                                                  (19,702.74)
                                                                  -----------------
 5 Net Investment Income During Year                                      (7,822.31)

 6 Dividend Distribution Current Year                                          0.00

 7 Undistributed Net Investment Income                                    (7,822.31)
    Current Year (1+5+6)

 8 Undistributed Real Gains/(Losses) Beg.                                      0.00
 9 Long-Term Real. Gains/(Losses) During Year                                  0.00
10 Short-Term Real. Gains/(Losses) During Year                           327,975.89
11 Distrib. Long-Term Cap. Gains Current Year                                  0.00
12 Distrib. Short-Term Cap. Gains Current Year                                 0.00
                                                                  -----------------
13 Current Year (8+9+10-11-12)                                           327,975.89

14 Expired Realized Gains/(Losses)                                             0.00

15 Unrealized Appreciation/(Depreciation)                                165,065.37
16 Paid-in Capital                                                           388.61
17 Paid-in Surplus                                                     4,029,592.74
                                                                  -----------------
18 Net Assets/Net Asset Value (7+13+14+15+16+17)                       4,515,200.30
                                                                  -----------------
                                                                  -----------------





            ITT HARTFORD CAPITAL APPRECIATION FUND                   EP-4040
  STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                          (UNAUDITED)

                                                                 As of
                                                           November 30, 1996
                                                           -----------------

  ASSETS

 1 Preferred Stocks                                                        0
 2 Common Stocks (Cost 6,553,578)                                  7,217,138
 3 Convertible Corporate Bonds                                             0
 4 Short-Term Securities @ Cost                                      446,000
 5 Stock Options                                                           0
 6 Cash                                                                  460
 7 Dividends & Interest Receivable                                       208
 8 Receivable from Securities Sold                                   202,200
 9 Receivable from Fund Shares Sold                                  264,577
10 Receivable from Hartford Fire                                           0
11 Other Receivables                                                       0
                                                           -----------------
12 Total Assets                                                    8,130,582
                                                           -----------------

   LIABILITIES

13 Payable for Securities Purchased                                  616,673
14 Payable to HIMCO                                                        0
15 Payable for Fund Shares Redeemed                                        0
16 Dividend Distribution Payable                                           0
17 Investement Suspense                                                    0
18 Other Payable                                                      16,294
                                                           -----------------
19 Total Liabilities                                                 632,967
                                                           -----------------
20 Net Assets                                                      7,497,615
                                                           -----------------
                                                           -----------------





     ITT HARTFORD CAPITAL FUND APPRECIATION FUND           EP-4041
  STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     (UNAUDITED)

                                                       Y-T-D
                                                       As of
                                                 November 30, 1996
                                                 -----------------

 1 Net Assets Beginning of Period                                 0

   INVESTMENT INCOME AND EXPENSES

 2 Dividends                                                  2,667
 3 Interest                                                   7,760
                                                  -----------------
 4 Total Income                                              10,427
                                                  -----------------
 5 Investment Advisory Fee                                  (12,671)
 6 12b-1 Fees                                                (4,985)
 7 Other Expenses                                            (5,578)
                                                  -----------------
 8 Total Expenses                                           (23,235)
                                                  -----------------
 9 Net Investment Income (Loss)                             (12,808)
                                                  -----------------
10 Dividends from Net Investment Income                           0
                                                  -----------------

   GAIN OR LOSS ON INVESTMENTS

11 Net Realized Gain (Loss)                                 574,207
12 Unrealized Appreciation (Deprec)                         663,560
                                                  -----------------
13 Net Gain or (Loss) on Investments                      1,237,767
                                                  -----------------
14 Distrib. from Realized Gains (Short and L                      0
                                                  -----------------
15 Paid in Capital                                              564
16 Paid in Surplus                                        6,272,092
                                                  -----------------
17 Net Increase (Decrease)                                6,272,656
                                                  -----------------
18 Net Assets End of Period                               7,497,615
                                                  -----------------
                                                  -----------------





          ITT HARTFORD CAPITAL APPRECIATION FUND                           EP-4042
             ANALYSIS OF SHAREHOLDER'S EQUITY
                        (UNAUDITED)

                                                                         As of
                                                                   November 30, 1996
                                                                   -----------------

                                                                        Amount
                                                                        ------

 1 Undistributed Net Investment Income                                           0.00
    (Beginning of Year)

 2 Dividend Income During Year                                               2,667.00
 3 Interest Income During Year                                               7,760.18
 4 Expenses During Year                                                    (23,234.80)
                                                                    -----------------
 5 Net Investment Income During Year                                       (12,807.62)

 6 Dividend Distribution Current Year                                            0.00

 7 Undistributed Net Investment Income                                     (12,807.62)
    Current Year (1+5+6)

 8 Undistributed Real Gains/(Losses) Beg.                                        0.00
 9 Long-Term Real. Gains/(Losses) During Year                                    0.00
10 Short-Term Real. Gains/(Losses) During Year                             574,207.29
11 Distrib. Long-Term Cap. Gains Current Year                                    0.00
12 Distrib. Short-Term Cap. Gains Current Year                                   0.00
                                                                    -----------------
13 Current Year (8+9+10-11-12)                                             574,207.29

14 Expired Realized Gains/(Losses)                                               0.00

15 Unrealized Appreciation/(Depreciation)                                  663,559.61
16 Paid-in Capital                                                             563.70
17 Paid-in Surplus                                                       6,272,092.32
                                                                    -----------------
18 Net Assets/Net Asset Value (7+13+14+15+16+17)                         7,497,615.30
                                                                    -----------------
                                                                    -----------------





          ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND              EP-4040
   STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY

                         (UNAUDITED)

                                                                  As of
                                                            November 30, 1996
                                                            -----------------

   ASSETS

 1 Preferred Stocks (Cost 16,765)                                      28,063
 2 Common Stocks (Cost 3,361,903)                                   3,542,013
 3 Convertible Corporate Bonds                                              0
 4 Short-Term Securities @ Cost                                       423,968
 5 Stock Options                                                            0
 6 Cash                                                                   229
 7 Dividends & Interest Receivable                                      8,005
 8 Receivable from Securities Sold                                     21,024
 9 Receivable from Fund Shares Sold                                   114,329
10 Receivable from Hartford Fire                                            0
11 Other Receivables                                                   16,931
                                                            -----------------
12 Total Assets                                                     4,154,562
                                                            -----------------

   LIABILITIES

13 Payable for Securities Purchased                                   133,873
14 Payable to HIMCO                                                         0
15 Payable for Fund Shares Redeemed                                         0
16 Dividend Distribution Payable                                            0
17 Investement Suspense                                                     0
18 Other Payable                                                       (9,142)
                                                            -----------------
19 Total Liabilities                                                  124,731
                                                            -----------------
20 Net Assets                                                       4,029,831
                                                            -----------------
                                                            -----------------






          ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND         EP-4041
   STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                           (UNAUDITED)

                                                            Y-T-D
                                                            As of
                                                      November 30, 1996
                                                      -----------------

 1 Net Assets Beginning of Period                                   00

  INVESTMENT INCOME AND EXPENSES

 2 Dividends                                                    19,000
 3 Interest                                                     10,052
 4 Other                                                        16,290
                                                     -----------------
 5 Total Income                                                 45,342
                                                     -----------------
 6 Investment Advisory Fee                                     (10,067)
 7 12b-1 Fees                                                   (3,590)
 8 Other Expenses                                               (8,164)
                                                     -----------------
 9 Total Expenses                                              (21,820)
                                                     -----------------
10 Net Investment Income (Loss)                                 23,521
                                                     -----------------
11 Dividends from Net Investment Income                              0
                                                     -----------------

   GAIN OR LOSS ON INVESTMENTS

12 Net Realized Gain (Loss)                                     25,479
13 Unrealized Appreciation (Deprec)                            192,894
                                                     -----------------
14 Net Gain or (Loss) on Investments                           218,373
                                                     -----------------
15 Distrib. from Realized Gains (Short and Long)                     0
                                                     -----------------

16 Paid in Capital                                                 375
17 Paid in Surplus                                           3,787,561
                                                     -----------------
18 Net Increase (Decrease)                                   3,787,937
                                                     -----------------
19 Net Assets End of Period                                  4,029,831
                                                     -----------------
                                                     -----------------





         ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND                        EP-4042
  STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                          (UNAUDITED)

                                                                          As of
                                                                    November 30, 1996
                                                                    -----------------

                                                                         Amount
                                                                         ------

 1 Undistributed Net Investment Income                                           0.00
    (Beginning of Year)

 2 Dividend Income During Year                                              19,000.06
 3 Interest Income During Year                                              10,051.61
 4 Other                                                                    16,290.26
 5 Expenses During Year                                                    (21,820.48)
                                                                   -----------------

 6 Net Investment Income During Year                                        23,521.45

 7 Dividend Distribution Current Year                                            0.00

 8 Undistributed Net Investment Income                                      23,521.45
    Current Year (1+6+7)

 9 Undistributed Real Gains/(Losses) Beg.                                        0.00
10 Long-Term Real. Gains/(Losses) During Year                                    0.00
11 Short-Term Real. Gains/(Losses) During Year                              25,479.03
12 Distrib. Long-Term Cap. Gains Current Year                                    0.00
13 Distrib. Short-Term Cap. Gains Current Year                                   0.00
                                                                    -----------------
14 Current Year (9+10+11-12-13)                                             25,479.03

15 Expired Realized Gains/(Losses)                                               0.00

16 Unrealized Appreciation/(Depreciation)                                  192,893.72
17 Paid-in Capital                                                             375.35
18 Paid-in Surplus                                                       3,787,561.49
                                                                    -----------------
19 Net Assets/Net Asset Value (8+14+15+16+17+18)                         4,029,831.04
                                                                    -----------------
                                                                    -----------------





                          ITT HARTFORD STOCK FUND                     EP-4040
        STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                                (UNAUDITED)

                                                                  As of
                                                            November 30, 1996
                                                            -----------------

   ASSETS


 1 Preferred Stocks                                                         0
 2 Common Stocks (Cost 4,928,969)                                   5,586,262
 3 Convertible Corporate Bonds                                              0
 4 Short-Term Securities @ Cost                                       291,000
 5 Stock Options                                                            0
 6 Cash                                                                   527
 7 Dividends & Interest Receivable                                      8,232
 8 Receivable from Securities Sold                                          0
 9 Receivable from Fund Shares Sold                                   346,458
10 Receivable from Hartford Fire                                            0
11 Other Receivables                                                        0
                                                            -----------------
12 Total Assets                                                     6,232,479
                                                            -----------------

   LIABILITIES

13 Payable for Securities Purchased                                         0
14 Payable to HIMCO                                                         0
15 Payable for Fund Shares Redeemed                                         0
16 Dividend Distribution Payable                                            0
17 Investement Suspense                                                     0
18 Other Payable                                                     4,838.51
                                                            -----------------
19 Total Liabilities                                                 4,838.51
                                                            -----------------
20 Net Assets                                                       6,227,641
                                                            -----------------
                                                            -----------------






                          ITT HARTFORD STOCK FUND                EP-4041
             STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                (UNAUDITED)

                                                             Y-T-D
                                                             As of
                                                       November 30, 1996
                                                       -----------------

 1 Net Assets Beginning of Period                                       0

   INVESTMENT INCOME AND EXPENSES

 2 Dividends                                                       24,651
 3 Interest                                                         5,853
                                                        -----------------
 4 Total Income                                                    30,505
                                                        -----------------
 5 Investment Advisory Fee                                        (10,887)
 6 12b-1 Fees                                                      (4,363)
 7 Other Expenses                                                  (4,927)
                                                        -----------------
 8 Total Expenses                                                 (20,176)
                                                        -----------------
 9 Net Investment Income (Loss)                                    10,329
                                                        -----------------
10 Dividends from Net Investment Income                                 0
                                                        -----------------

   GAIN OR LOSS ON INVESTMENTS

11 Net Realized Gain (Loss)                                        (4,414)
12 Unrealized Appreciation (Deprec)                               657,293
                                                        -----------------
13 Net Gain or (Loss) on Investments                              652,879
                                                        -----------------
14 Distrib. from Realized Gains (Short and Long)                        0
                                                        -----------------

15 Paid in Capital                                                    525
16 Paid in Surplus                                              5,563,908
                                                        -----------------
17 Net Increase (Decrease)                                      5,564,433
                                                        -----------------
18 Net Assets End of Period                                     6,227,641
                                                        -----------------
                                                        -----------------





                         ITT HARTFORD STOCK FUND               EP-4042
                    ANALYSIS OF SHAREHOLDER'S EQUITY
                               (UNAUDITED)

                                                           As of
                                                     November 30, 1996
                                                     -----------------

                                                          Amount
                                                          ------

 1 Undistributed Net Investment Income                             0.00
    (Beginning of Year)

 2 Dividend Income During Year                                24,651.32
 3 Interest Income During Year                                 5,853.46
 4 Expenses During Year                                      (20,176.15)
                                                      -----------------

 5 Net Investment Income During Year                          10,328.63

 6 Dividend Distribution Current Year                              0.00

 7 Undistributed Net Investment Income                        10,328.63
    Current Year (1+5+6)

 8 Undistributed Real Gains/(Losses) Beg.                          0.00
 9 Long-Term Real. Gains/(Losses) During Year                      0.00
10 Short-Term Real. Gains/(Losses) During Year                (4,413.80)
11 Distrib. Long-Term Cap. Gains Current Year                      0.00
12 Distrib. Short-Term Cap. Gains Current Year                     0.00
                                                      -----------------
13 Current Year (8+9+10-11-12)                                (4,413.80)

14 Expired Realized Gains/(Losses)                                 0.00

15 Unrealized Appreciation/(Depreciation)                    657,292.76
16 Paid-in Capital                                               525.20
17 Paid-in Surplus                                         5,563,907.72
                                                      -----------------
18 Net Assets/Net Asset Value (7+13+14+15+16+17)           6,227,640.51
                                                      -----------------
                                                      -----------------






                    ITT HARTFORD DIVIDEND AND GROWTH FUND             EP-4040
         STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                                 (UNAUDITED)


                                                                  As of
                                                            November 30, 1996
                                                            -----------------

   ASSETS

 1 Preferred Stocks (Cost 155,650)                                    148,250
 2 Common Stocks (Cost 4,305,691)                                   4,843,762
 3 Convertible Corporate Bonds                                              0
 4 Short-Term Securities @ Cost                                       330,000
 5 Stock Options                                                            0
 6 Cash                                                                   130
 7 Dividends & Interest Receivable                                     13,391
 8 Receivable from Securities Sold                                     17,589
 9 Receivable from Fund Shares Sold                                   232,339
10 Receivable from Hartford Fire                                            0
11 Other Receivables                                                        0
                                                            -----------------
12 Total Assets                                                     5,585,461
                                                            -----------------

   LIABILITIES

13 Payable for Securities Purchased                                    31,848
14 Payable to HIMCO                                                         0
15 Payable for Fund Shares Redeemed                                         0
16 Dividend Distribution Payable                                            0
17 Investement Suspense                                                     0
18 Other Payable                                                        4,467
                                                            -----------------
19 Total Liabilities                                                   36,315
                                                            -----------------
20 Net Assets                                                       5,549,146
                                                            -----------------
                                                            -----------------




                    ITT HARTFORD DIVIDEND AND GROWTH FUND        EP-4041
              STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                 (UNAUDITED)

                                                            Y-T-D
                                                            As of
                                                      November 30, 1996
                                                      -----------------
 1 Net Assets Beginning of Period                                      0

   INVESTMENT INCOME AND EXPENSES
 2 Dividends                                                      42,130
 3 Interest                                                        5,640
                                                       -----------------
 4 Total Income                                                   47,770
                                                       -----------------
 5 Investment Advisory Fee                                       (10,018)
 6 12b-1 Fees                                                     (4,086)
 7 Other Expenses                                                 (4,709)
                                                       -----------------
 8 Total Expenses                                                (18,813)
                                                       -----------------
 9 Net Investment Income (Loss)                                   28,957
                                                       -----------------
10 Dividends from Net Investment Income                                0
                                                       -----------------

   GAIN OR LOSS ON INVESTMENTS

11 Net Realized Gain (Loss)                                       16,741
12 Unrealized Appreciation (Deprec)                              530,671
                                                       -----------------
13 Net Gain or (Loss) on Investments                             547,412
                                                       -----------------
14 Distrib. from Realized Gains (Short and Long)                       0
                                                       -----------------

15 Paid in Capital                                                   473
16 Paid in Surplus                                             4,972,304
                                                       -----------------
17 Net Increase (Decrease)                                     4,972,777
                                                       -----------------
18 Net Assets End of Period                                    5,549,146
                                                       -----------------
                                                       -----------------






                    ITT HARTFORD DIVIDEND AND GROWTH FUND                                  EP-4042
                      ANALYSIS OF SHAREHOLDER'S EQUITY
                                 (UNAUDITED)

                                                                                           As of
                                                                                     November 30, 1996
                                                                                     -----------------

                                                                                          Amount
                                                                                          ------

 1 Undistributed Net Investment Income                                                             0.00
    (Beginning of Year)

 2 Dividend Income During Year                                                                42,130.44
 3 Interest Income During Year                                                                 5,639.58
 4 Expenses During Year                                                                      (18,813.14)
                                                                                      -----------------
 5 Net Investment Income During Year                                                          28,956.88

 6 Dividend Distribution Current Year                                                              0.00

 7 Undistributed Net Investment Income                                                        28,956.88
    Current Year (1+5+6)

 8 Undistributed Real Gains/(Losses) Beg.                                                          0.00
 9 Long-Term Real. Gains/(Losses) During Year                                                      0.00
10 Short-Term Real. Gains/(Losses) During Year                                                16,741.01
11 Distrib. Long-Term Cap. Gains Current Year                                                      0.00
12 Distrib. Short-Term Cap. Gains Current Year                                                     0.00
                                                                                      -----------------
13 Current Year (8+9+10-11-12)                                                                16,741.01

14 Expired Realized Gains/(Losses)                                                                 0.00

15 Unrealized Appreciation/(Depreciation)                                                    530,671.11
16 Paid-in Capital                                                                               472.98
17 Paid-in Surplus                                                                         4,972,304.06
                                                                                      -----------------
18 Net Assets/Net Asset Value (7+13+14+15+16+17)                                           5,549,146.04
                                                                                      -----------------
                                                                                      -----------------






                        ITT HARTFORD ADVISERS FUND                    EP-4040
        STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                                (UNAUDITED)

                                                                  As of
                                                            November 30, 1996
                                                            -----------------

   ASSETS

 1 Preferred Stocks                                                         0
 2 Common Stocks (Cost 7,881,837)                                   9,146,685
 3 Convertible Corporate Bonds                                              0
 4 Long Term Bonds (Cost 3,414,131)                                 3,537,901
 5 Short-Term Securities @ Cost                                       522,000
 6 Stock Options                                                            0
 7 Cash                                                                   248
 8 Dividends & Interest Receivable                                     67,837
 9 Receivable from Securities Sold                                    199,541
10 Receivable from Fund Shares Sold                                   438,577
11 Receivable from Hartford Fire                                            0
12 Other Receivables                                                        0
                                                            -----------------
13 Total Assets                                                    13,912,788
                                                            -----------------

   LIABILITIES

14 Payable for Securities Purchased                                         0
16 Payable to HIMCO                                                         0
18 Payable for Fund Shares Redeemed                                         0
19 Dividend Distribution Payable                                            0
20 Investement Suspense                                                     0
21 Other Payable                                                       14,806
                                                            -----------------
22 Total Liabilities                                                   14,806
                                                            -----------------
23 Net Assets                                                      13,897,982
                                                            -----------------
                                                            -----------------





                         ITT HARTFORD ADVISERS FUND              EP-4041
              STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                (UNAUDITED)

                                                             Y-T-D
                                                             As of
                                                       November 30, 1996
                                                       -----------------

 1 Net Assets Beginning of Period                                       0

   INVESTMENT INCOME AND EXPENSES

 2 Dividends                                                       47,616
 3 Interest                                                        96,044
                                                        -----------------
 4 Total Income                                                   143,660
                                                        -----------------
 5 Investment Advisory Fee                                        (29,787)
 6 12b-1 Fees                                                     (12,212)
 7 Other Expenses                                                 (14,231)
                                                        -----------------
 8 Total Expenses                                                 (56,230)
                                                        -----------------
 9 Net Investment Income (Loss)                                    87,430
                                                        -----------------
10 Dividends from Net Investment Income                                 0
                                                        -----------------

   GAIN OR LOSS ON INVESTMENTS

11 Net Realized Gain (Loss)                                         8,604
12 Unrealized Appreciation (Deprec)                             1,388,617
                                                        -----------------
13 Net Gain or (Loss) on Investments                            1,397,221
                                                        -----------------
14 Distrib. from Realized Gains (Short and Long)                        0
                                                        -----------------

15 Paid in Capital                                                  1,214
16 Paid in Surplus                                             12,412,117
                                                        -----------------
17 Net Increase (Decrease)                                     12,413,331
                                                        -----------------
18 Net Assets End of Period                                    13,897,982
                                                        -----------------
                                                        -----------------





                ITT HARTFORD ADVISERS FUND                      EP-4042
             ANALYSIS OF SHAREHOLDER'S EQUITY
                      (UNAUDITED)

                                                           As of
                                                     November 30, 1996
                                                     -----------------

                                                          Amount
                                                          ------

 1 Undistributed Net Investment Income                             0.00
    (Beginning of Year)

 2 Dividend Income During Year                                47,616.39
 3 Interest Income During Year                                96,043.75
 4 Expenses During Year                                      (56,230.48)
                                                      -----------------
 5 Net Investment Income During Year                          87,429.66

 6 Dividend Distribution Current Year                              0.00

 7 Undistributed Net Investment Income                        87,429.66
    Current Year (1+5+6)

 8 Undistributed Real Gains/(Losses) Beg.                          0.00
 9 Long-Term Real. Gains/(Losses) During Year                      0.00
10 Short-Term Real. Gains/(Losses) During Year                 8,604.11
11 Distrib. Long-Term Cap. Gains Current Year                      0.00
12 Distrib. Short-Term Cap. Gains Current Year                     0.00
                                                      -----------------
13 Current Year (8+9+10-11-12)                                 8,604.11

14 Expired Realized Gains/(Losses)                                 0.00

15 Unrealized Appreciation/(Depreciation)                  1,388,617.35
16 Paid-in Capital                                             1,213.77
17 Paid-in Surplus                                        12,412,116.87
                                                      -----------------
18 Net Assets/Net Asset Value (7+13+14+15+16+17)          13,897,981.76
                                                      -----------------





                     ITT HARTFORD BOND INCOME STRATEGY FUND           EP-4040
          STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                                  (UNAUDITED)

                                                                  As of
                                                            November 30, 1996
                                                            -----------------

   ASSETS

 1 Preferred Stocks                                                         0
 2 Common Stocks                                                            0
 3 Long-Term Bonds (Cost 10,207,115)                               10,516,768
 4 Short-Term Securities @ Cost                                       244,000
 5 Stock Options                                                            0
 6 Cash                                                                   993
 7 Dividends & Interest Receivable                                    176,475
 8 Receivable from Securities Sold                                    105,393
 9 Receivable from Fund Shares Sold                                     3,087
10 Receivable from Hartford Fire                                            0
11 Other Receivables                                                        0
                                                            -----------------
12 Total Assets                                                    11,046,715
                                                            -----------------

   LIABILITIES

13 Payable for Securities Purchased                                    99,650
14 Payable to HIMCO                                                         0
15 Payable for Fund Shares Redeemed                                         0
16 Dividend Distribution Payable                                            1
17 Investement Suspense                                                     0
18 Other Payable                                                       11,229
                                                            -----------------
19 Total Liabilities                                                  110,881
                                                            -----------------
20 Net Assets                                                      10,935,835
                                                            -----------------
                                                            -----------------





                  ITT HARTFORD BOND INCOME STRATEGY FUND        EP-4041
             STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                (UNAUDITED)

                                                            Y-T-D
                                                            As of
                                                      November 30, 1996
                                                      -----------------

 1 Net Assets Beginning of Period                                      0

   INVESTMENT INCOME AND EXPENSES

 2 Dividends                                                           0
 3 Interest                                                      259,017
                                                       -----------------
 4 Total Income                                                  259,017
                                                       -----------------
 5 Investment Advisory Fee                                       (24,272)
 6 12b-1 Fees                                                    (11,285)
 7 Other Expenses                                                (11,200)
                                                       -----------------
 8 Total Expenses                                                (46,757)
                                                       -----------------
 9 Net Investment Income (Loss)                                  212,260
                                                       -----------------
10 Dividends from Net Investment Income                         (203,517)
                                                       -----------------

   GAIN OR LOSS ON INVESTMENTS

11 Net Realized Gain (Loss)                                      131,444
12 Unrealized Appreciation (Deprec)                              309,653
                                                       -----------------
13 Net Gain or (Loss) on Investments                             441,097
                                                       -----------------
14 Distrib. from Realized Gains (Short and Long)                       0
                                                       -----------------

15 Paid in Capital                                                 1,048
16 Paid in Surplus                                            10,484,947
                                                       -----------------
17 Net Increase (Decrease)                                    10,485,995
                                                       -----------------
18 Net Assets End of Period                                   10,935,835
                                                       -----------------
                                                       -----------------





            ITT HARTFORD BOND INCOME STRATEGY FUND            EP-4042
               ANALYSIS OF SHAREHOLDER'S EQUITY
                          (UNAUDITED)

                                                           As of
                                                     November 30, 1996
                                                     -----------------

                                                          Amount
                                                          ------

 1 Undistributed Net Investment Income                             0.00
    (Beginning of Year)

 2 Dividend Income During Year                                     0.00
 3 Interest Income During Year                               259,016.57
 4 Expenses During Year                                      (46,756.84)
                                                      -----------------
 5 Net Investment Income During Year                         212,259.73

 6 Dividend Distribution Current Year                        203,517.23

 7 Undistributed Net Investment Income                         8,742.50
    Current Year (1+5+6)

 8 Undistributed Real Gains/(Losses) Beg.                          0.00
 9 Long-Term Real. Gains/(Losses) During Year                      0.00
10 Short-Term Real. Gains/(Losses) During Year               131,444.47
11 Distrib. Long-Term Cap. Gains Current Year                      0.00
12 Distrib. Short-Term Cap. Gains Current Year                     0.00
                                                      -----------------
13 Current Year (8+9+10-11-12)                               131,444.47

14 Expired Realized Gains/(Losses)                                 0.00

15 Unrealized Appreciation/(Depreciation)                    309,653.02
16 Paid-in Capital                                             1,047.51
17 Paid-in Surplus                                        10,484,947.28
                                                      -----------------
18 Net Assets/Net Asset Value (7+13+14+15+16+17)          10,935,834.78
                                                      -----------------
                                                      -----------------





                       ITT HARTFORD MONEY MARKET FUND                 EP-4040
         STATEMENT OF ASSETS, LIABILITIES, AND SHAREHOLDER'S EQUITY
                                 (UNAUDITED)

                                                                  As of
                                                            November 30, 1996
                                                            -----------------

   ASSETS

 1 Preferred Stocks                                                         0
 2 Common Stocks                                                            0
 3 Long-Term Bonds                                                          0
 4 Short-Term Securities @ Cost                                    10,685,353
 5 Stock Options                                                            0
 6 Cash                                                                   626
 7 Dividends & Interest Receivable                                      6,235
 8 Receivable from Securities Sold                                          0
 9 Receivable from Fund Shares Sold                                         0
10 Receivable from Hartford Fire                                            0
11 Other Receivables                                                        0
                                                            -----------------
12 Total Assets                                                    10,692,214
                                                            -----------------

   LIABILITIES

13 Payable for Securities Purchased                                         0
14 Payable to HIMCO                                                         0
15 Payable for Fund Shares Redeemed                                       200
16 Dividend Distribution Payable                                       40,286
17 Investement Suspense                                                     0
18 Other Payable                                                        7,400
                                                            -----------------
19 Total Liabilities                                                   47,886
                                                            -----------------
20 Net Assets                                                      10,644,329
                                                            -----------------
                                                            -----------------







                       ITT HARTFORD MONEY MARKET FUND           EP-4041
              STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                 (UNAUDITED)

                                                            Y-T-D
                                                            As of
                                                      November 30, 1996
                                                      -----------------

 1 Net Assets Beginning of Period                                      0

   INVESTMENT INCOME AND EXPENSES

 2 Dividends                                                           0
 3 Interest                                                      203,657
                                                       -----------------
 4 Total Income                                                  203,657
                                                       -----------------
 5 Investment Advisory Fee                                       (18,499)
 6 12b-1 Fees                                                    (11,099)
 7 Other Expenses                                                 (7,399)
                                                       -----------------
 8 Total Expenses                                                (36,998)
                                                       -----------------
 9 Net Investment Income (Loss)                                  166,659
                                                       -----------------
10 Dividends from Net Investment Income                         (166,659)
                                                       -----------------

   GAIN OR LOSS ON INVESTMENTS

11 Net Realized Gain (Loss)                                            0
12 Unrealized Appreciation (Deprec)                                    0
                                                       -----------------
13 Net Gain or (Loss) on Investments                                   0
                                                       -----------------
14 Distrib. from Realized Gains (Short and Long)                       0
                                                       -----------------

15 Paid in Capital                                                10,645
16 Paid in Surplus                                            10,633,684
                                                       -----------------
17 Net Increase (Decrease)                                    10,644,329
                                                       -----------------
18 Net Assets End of Period                                   10,644,329
                                                       -----------------
                                                       -----------------






                 ITT HARTFORD MONEY MARKET FUND                    EP-4042
                ANALYSIS OF SHAREHOLDER'S EQUITY
                          (UNAUDITED)

                                                                As of
                                                          November 30, 1996
                                                          -----------------

                                                               Amount
                                                               ------

 1 Undistributed Net Investment Income                                  0.00
    (Beginning of Year)

 2 Dividend Income During Year                                          0.00
 3 Interest Income During Year                                    203,656.63
 4 Expenses During Year                                           (36,997.65)
                                                           -----------------

 5 Net Investment Income During Year                              166,658.98

 6 Dividend Distribution Current Year                             166,658.98

 7 Undistributed Net Investment Income                                  0.00
    Current Year (1+5+6)

 8 Undistributed Real Gains/(Losses) Beg.                               0.00
 9 Long-Term Real. Gains/(Losses) During Year                           0.00
10 Short-Term Real. Gains/(Losses) During Year                          0.00
11 Distrib. Long-Term Cap. Gains Current Year                           0.00
12 Distrib. Short-Term Cap. Gains Current Year                          0.00
                                                           -----------------


13 Current Year (8+9+10-11-12)                                          0.00

14 Expired Realized Gains/(Losses)                                      0.00

15 Unrealized Appreciation/(Depreciation)                               0.00
16 Paid-in Capital                                                 10,644.52
17 Paid-in Surplus                                             10,633,684.31
                                                           -----------------
18 Net Assets/Net Asset Value (7+13+14+15+16+17)               10,644,328.83
                                                           -----------------
                                                           -----------------




                         ITT HARTFORD MUTUAL FUNDS INC.
                          NOTES TO FINANCIAL STATEMENTS
                         NOVEMBER 30, 1996  (UNAUDITED)

1. ORGANIZATION:

   ITT Hartford Mutual Funds, Inc. (the Company) is an open end management investment company comprised of eight diversified portfolios (each a "Fund" or together the "Funds"). The Funds are ITT Hartford Bond Income Strategy Fund, ITT Hartford Stock Fund, ITT Money Market Fund, ITT Hartford Advisers Fund, ITT Hartford Capital Appreciation Fund, ITT Hartford International Opportunities Fund, ITT Hartford Dividend and Growth Fund, and ITT Hartford Small Company Fund. The Company was organized under the laws of the State of Maryland and was registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-ended management investment company.


   The Funds and their investment objectives are listed below:

     ITT Hartford Bond Income Strategy Fund       Seeks a high level of  current
     income consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

     ITT Hartford Stock Fund         Seeks long-term growth of capital with
                                     income a secondary consideration by
                                     investing primarily in equity securities.

     ITT Money Market Fund           Seeks maximum current income consistent
                                     with liquidity and preservation of capital.

     ITT Hartford Advisers Fund      Seeks maximum long-term total rate of
                                     return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.

     ITT Hartford Capital             Seeks growth of capital by investing
     Appreciation Fund                primarily in equity securities selected
                                      on the basis of potential for capital
                                      appreciation.

     ITT Hartford Small Company Fund  Seeks growth of capital by investing primarily in equity securities selected
                                      on the basis of potential for capital
                                      appreciation.

     ITT Hartford International       Seeks growth of capital by investing
     Opportunities Fund               primarily in equity securities issued by
                                      non-U.S. companies.

     ITT Hartford Dividend            Seeks a high level of current income
     and Growth Fund                  consistent with growth of capital by
                                      investing primarily in equity securities.


   The Company is an open-end management investment company, commonly known as a mutual fund, which was organized as a Maryland corporation on March 21, 1996. The Company consists of eight series, each of which is divided into Class A, Class B, and Class Y shares except the Money Market Fund which is divided into Class A and Class Y shares.

  2.  SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

   b) SECURITY VALUATION - Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the ITT Money Market Fund, are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In ITT Hartford Advisers Fund, ITT Hartford Capital Appreciation Fund, ITT Hartford Small Company Fund, ITT Hartford Stock Fund, ITT Hartford Bond Income Strategy Fund, ITT Hartford International Opportunities Fund,and ITT Hartford Dividend and Growth Fund, short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

   Equity securities are valued at the last sales price reported on the principal securities markets on which such securities are traded (domestic or foreign). If no sale took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by a person designated by the Funds' Board of Directors.

   c) FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

  The funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

  d) REPURCHASE TRANSACTIONS - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

   e) JOINT TRADING ACCOUNT - Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO) and Wellington Management Company. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

   f) FUTURES, OPTIONS ON FUTURES AND OPTIONS ACCOUNTING PRINCIPLES - The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders the investment
   return of a fully invested portfolio.   A futures contract is an agreement
   between two parties to buy and sell a security for a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price or, in the absence of a last sale price, the last offering price or, in the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

   At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

   The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as an investment and subsequently "marked to market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   g) FEDERAL INCOME TAXES - For Federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income to their shareholders or otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made.

   h) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTIONS TO SHAREHOLDERS - Orders for the Fund's shares are executed in accordance with the investment instructions of the contract owners. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Funds' shares received prior to the close of the Exchange on any day on which the fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

   Each fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the ITT Hartford Small Company Fund, ITT Hartford Capital Appreciation Fund, ITT Hartford International Opportunities Fund, and ITT Hartford Stock Fund will be declared and paid annually; dividends from net investment income of the ITT Hartford Dividend and Growth Fund and ITT Hartford Advisers Fund will be declared and paid semi-annually; dividends from the net investment income of the ITT Hartford Bond Income Strategy Fund will be declared and paid monthly and dividends from net investment income of the ITT Hartford Money Market Fund will be declared daily and paid monthly. Dividends from the ITT Hartford Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

   i) FOREIGN CURRENCY CONTRACTS - As of November 30, 1996, ITT Hartford International Opportunities Fund entered into forward foreign currency exchange contracts that obligate the Fund to repurchase currencies at specified future dates. The Fund enters into forward foreign currency contracts to manage currency exchange rate risk.

   Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

   j) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. EXPENSES:

   a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS - HIMCO, a wholly-owned subsidiary of Hartford Life Insurance Company (HL) serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement dated July 22, 1996. HIMCO has overall investment supervisory responsibility for each Fund and is responsible for the day to day investment decisions with respect to the assets of the Bond Fund and the Money Market Fund. In addition HIMCO will provide administrative personnel, services, equipment and facilities and office space for proper operation of the Company. HIMCO has contracted with Wellington Management for the provision of day to day management services to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund in accordance with each Fund's investment objective and policies. Each Fund pays a fee to HIMCO, a portion of which may be used to compensate Wellington.

   The schedule below reflects the rates of compensation paid to HIMCO for services rendered:

                    ITT HARTFORD MONEY MARKET FUND

          AVERAGE DAILY NET ASSETS             ANNUAL FEE
          ------------------------             ----------
           On first $500 million                  .50%
           On next $500 million                   .45%
           Over $1 billion                        .40%


                  ITT HARTFORD BOND INCOME STRATEGY FUND

          AVERAGE DAILY NET ASSETS             ANNUAL FEE
          ------------------------             ----------
           On first $500 million                  .65%
           On next $500 million                   .55%
           Over $1 billion                        .50%


                    ITT HARTFORD SMALL COMPANY FUND
             ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND

          AVERAGE DAILY NET ASSETS             ANNUAL FEE
          ------------------------             ----------
           On first $500 million                  .85%
           On next $500 million                   .75%
           Over $1 billion                        .70%


                ITT HARTFORD CAPITAL APPRECIATION FUND
                      ITT HARTFORD STOCK FUND

          AVERAGE DAILY NET ASSETS             ANNUAL FEE
          ------------------------             ----------
           On first $500 million                  .80%
           On next $500 million                   .70%
           Over $1 billion                        .65%


                     ITT HARTFORD ADVISERS FUND
               ITT HARTFORD DIVIDEND AND GROWTH FUND

          AVERAGE DAILY NET ASSETS             ANNUAL FEE            NET
          ------------------------             ----------
           On first $500 million                  .80%
           On next $500 million                   .70%
           Over $1 billion                        .65%

   b) DISTRIBUTION AND SERVICE PLAN FOR CLASS A AND B SHARES - The Fund has adopted a Distribution and Service Plan to compensate the Distributor for the distribution of Class A and Class B shares and servicing the accounts of Class A and Class B shareholders. The Class A plan provides for periodic payments to brokers who provide services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund some or all of which may be remitted to brokers. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Rule 12b-1 fee for each fund has been voluntarily capped at 0.30% through July 1, 1997. The cap may be removed at any time after such date. Some or all of the 12b-1 fee for Class B shares may be reallowed to broker-dealers for distribution and or shareholder account services. Under the Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is intended as a fee for service provided to existing shareholders with the remainder used for distribution expenses.

   c)  OPERATING EXPENSES -.

   CLASS A AND CLASS B SHARES: ITT Hartford Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Management Company ("HIMCO"), has voluntarily agreed to limit the Total Operating Expenses of the Class A shares of the Money Market Fund and the Class A and Class B shares of each other Fund, exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses, until at least July 1, 1997. This policy may be discontinued at any time after July 1, 1997. In the absence of such an agreement, the estimated Other Expenses for the Class A shares of the Money Market Fund and the Class A and Class B shares of the following Funds would be: Money Market Fund, 2.01%; Small Company Fund, 3.18% and 7.15%; Capital Appreciation Fund, 3.31% and 4.84%; International Opportunities Fund, 4.80% and 9.56%; Stock Fund, 3.08% and 3.92%; Dividend and Growth Fund, 3.28% and 7.38%; Advisers Fund, 2.11% and 3.26%; and Bond Income Strategy Fund, 1.97% and 3.10%; respectively, and the Total Operating Expenses of such Funds would be Money Market Fund, 2.81%; Small Company Fund, 4.33% and 9.00%; Capital Appreciation Fund, 4.41% and 6.64%; International Opportunities Fund, 5.95% and 11.41%; Stock Fund, 4.18% and 5.72%; Dividend and Growth Fund, 4.33% and 9.13%; Advisers Fund, 3.16% and 5.01%; and Bond Income Strategy Fund, 2.92% and 4.75%, respectively.

   CLASS Y SHARES: ITT Hartford Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Management Company ("HIMCO"), has voluntarily agreed to limit the Total Operating Expenses of each Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, until at least July 1, 1997. This policy may be discontinued at any time after July 1, 1997. In the absence of such an agreement, the estimated Other Expenses of the following Funds would be: Money Market Fund, 1.54%; Small Company Fund, 2.25%; Capital Appreciation Fund, 2.12%; International Opportunities Fund, 4.16%; Stock Fund, 2.23%; Dividend and Growth Fund. 2.24%; Advisers Fund, 1.83%; and Bond Income Strategy Fund, 1.84%; respectively, and the Total Operating Expenses of such Funds would be: Money Market Fund, 2.04%; Small Company Fund, 3.1%; Capital Appreciation Fund, 2.92%; International Opportunities Fund, 5.01%; Stock Fund, 3.03%; Dividend and Growth Fund, 2.99%; Advisers Fund, 2.58%; and Bond Income Strategy Fund, 2.49, respectively.

                         ITT HARTFORD MUTUAL FUNDS, INC.
                           PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements.
     In Part A:     With respect to each Fund, financial highlights for the
                    period from July 22, 1996 (commencement of operations)
                    through November 30, 1996.
     In Part B:     With respect to each Fund: Statement of Net Assets as of
                    November 30, 1996, Statement of Operations for the period from July 22, 1996 (commencement of operations) through November 30, 1996; Statement of Changes in Net Assets for the period from July 22, 1996 (commencement of operations) through November 30, 1996.

     (b)  Exhibits

     1.   Articles of Incorporation(1)
     2.   By-Laws(1)
     3.   Not Applicable
     5.   Form of Investment Advisory Agreement(1)
     5.1  Form of Subadvisory Agreement(1)
     6.   Form of Principal Underwriting Agreement(1)
     6.1  Form of Dealer Agreement with the Distributor(2)
     7.   Not Applicable
     8.   Form of Custodian Agreement(2)
     9.   Form of Transfer Agency and Service Agreement(2)
     10.  Opinion and Consent of Counsel(3)
     11.  Consent of Independent Public Accountants(4)
     12.  Not Applicable
     13.  Not Applicable
     14.  Not Applicable
     15.  Form of Rule 12b-1 Distribution Plan for Class A Shares(1)
     15.1 Form of Rule 12b-1 Distribution Plan for Class B Shares(1)
     16.  Schedule of Computation for Performance Calculations
     17.  Not Applicable
     18.  Form of Rule 18f-3 Plan(1)
     19.  Powers of Attorney(2)
     27.  Financial Data Schedules

_________________________
  (1)Filed with Registrant's Initial Registration Statement on April 9, 1996.
  (2)Filed with Registrant's Pre-Effective Amendment Number 1 on June 27, 1996.
  (3)To be filed with Registrant's Rule 24f-2 Notice.
  (4)Filed with Registrant's Pre-Effective Amendment Number 2 on July 18, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant.

     Inapplicable

Item 26. Number of Record Holders by Class of Securities as of November 30, 1996

            Fund Name                        Class A   Class B   Class Y
ITT Hartford Small Company Fund                451        33         5
ITT Hartford Capital Appreciation Fund         740        59         4
ITT Hartford International Opportunities Fund  270        17         4
ITT Hartford Stock Fund                        429        54         4
ITT Hartford Dividend and Growth Fund          546        34         4
ITT Hartford Advisors Fund                     379        49         4
ITT Hartford Bond Income Strategy Fund          85         8         4
ITT Hartford Money Market Fund                 170       N/A         4
Total Number of Record Holders by Class       3070       254        33


Item 27. Indemnification.

     Reference is made to Article V of the Articles of Incorporation filed herewith.

Item 28. Business and Other Connections of Investment Adviser.

     All of the information required by this item is set forth in Schedule D of Form ADV, as amended, of the Registrant's investment adviser, HIMCO (File No. 801-16814).

Item 29. Principal Underwriters.

     Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of ITT Hartford Group, Inc. HSD is the principal underwriter for the following registered investment companies: Hartford Life Insurance Company - DC Variable Account I; Hartford Life Insurance Company - Separate Account Two (DC Variable Account II); Hartford Life Insurance Company - Separate Account Two (Variable Account "A"); Hartford Life Insurance Company - Separate Account Two (QP Variable Account); Hartford Life Insurance Company - Separate Account Two (NQ Variable Account); Hartford Life Insurance Company -Putnam Capital Manager Trust Separate Account; Hartford Life Insurance Company
- Separate Account Two; Hartford Money Market Fund, Inc.; Hartford Life Insurance Company - Separate Account Three; ITT Hartford Life and Annuity Insurance Company - Separate Account Three; Hartford Life Insurance Company - Separate Account Five; ITT Hartford Life and Annuity Insurance Company - Separate Account One; ITT Hartford Life and Annuity Insurance Company - Putnam Capital Manager Trust Separate Account Two.

  The Directors and principal officers of HSD and their position with the Registrant are as follows:

                                                            Position or Office
Name*                             HSD                       with Registrant
-----                             ---                       -------------------

Peter Cummins                 Vice-President                Vice President
Lynda Godkin                  Secretary                     None
John P. Ginnetti              Executive Vice                Vice President
                              President
George Jay                    Controller &                  Controller
                              Fin. Principal
Stephen T. Joyce              Asst. Secretary               None
Glen J. Kvadus                Asst. Secretary               None
Thomas M. Marra               Exec. Vice-Pres.              Vice President
Paul Eugene Olson             Supv. Registered              None
                              Principal
Edward M. Ryan, (Jr.)         Asst. Secretary               None
Lowndes A. Smith              President                     President
Donald W. Waggaman, Jr.       Treasurer                     None

     * Principal business address is P.O. Box 2999, Hartford, CT  01604-2999

Item 30.  Location of Accounts and Records.

     Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 224 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171. Registrant's financial ledgers and other corporate records are maintained at its offices at The Hartford Life Insurance Company, 690 Asylum Ave., Hartford Plaza, Hartford, CT 06115.

Item 31.  Management Services.

     Not Applicable

Item 32.  Undertakings.

     (a)  Not applicable

     (b)  Not applicable

     (c) The Company will furnish each person to whom a prospectus is delivered with a copy of the Company's latest annual report to shareholders, upon request and without charge.

     (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, as it relates to the assistance to be rendered to shareholders with respect to the call of a meeting to replace a director.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 21st day of January, 1997.

                              ITT HARTFORD MUTUAL FUNDS, INC.


                              By:           *
                                  ------------------------------------
                                   Joseph H. Gareau
                                   Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                     TITLE                         DATE
---------                     -----                         ----


____________*____________     President                     January 21, 1997
Joseph H. Gareau              (Chief Executive Officer
                               & Director)


____________*____________     Controller                    January 21, 1997
George R. Jay                 (Chief Accounting Officer)


____________*____________     Vice President & Treasurer    January 21, 1997
J. Richard Garrett            (Chief Financial Officer)


____________*____________     Director                      January 21, 1997
Joseph A. Biernat


____________*____________     Director                      January 21, 1997
Winifred E. Coleman


____________*____________     Director                      January 21, 1997
William A. O'Neill

____________*____________     Director                      January 21, 1997
Millard H. Pryor, Jr.


____________*____________     Director                      January 21, 1997
Lowndes A. Smith


____________*____________     Director                      January 21, 1997
John K. Springer


/s/ Kevin J. Carr                                           January 21, 1997
-------------------------
* By Kevin J. Carr
        Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit No.                                                   Page No.


   16   Schedule of Computation for Performance Calculations

   27   Financial Data Schedule